UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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25 Proxy Statement and Notice of Annual Meeting of Stockholders

MarketAxess Holdings Inc.

55 Hudson Yards, 15th Floor

New York, New York 10001

April 29, 2026

TO THE STOCKHOLDERS OF MARKETAXESS HOLDINGS INC.:

You are invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of MarketAxess Holdings Inc. (the “Company”) scheduled for Wednesday, June 10, 2026 at 9:00 AM, Eastern Daylight Time. The Annual Meeting will be a virtual meeting of stockholders. You will be able to participate in the Annual Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/MKTX2026. The Company’s Board of Directors and management look forward to your participation.

Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement, which you are urged to read carefully.

We are pleased to take advantage of the U.S. Securities and Exchange Commission (“SEC”) rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. On or about April 29, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025 online and how to vote. The Notice contains instructions on how you can receive a paper copy of the Proxy Statement, proxy card and Annual Report if you only received a Notice by mail.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, your shares should be represented and voted. After reading the Proxy Statement, please cast your vote via the Internet or telephone or complete, sign, date and return the proxy card in the pre-addressed envelope that we have included for your convenience if you received paper copies. If you hold your shares in a stock brokerage account, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote via the Internet or by telephone or how to instruct your broker to vote on your behalf.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

Carlos M. Hernandez
Chairman of the Board of Directors

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
Attend the Annual Meeting at: www.virtualshareholdermeeting.com/MKTX2026

Your vote is very important, regardless of the number of shares you own. Please read the attached Proxy Statement carefully and complete and submit your proxy card via the Internet or sign and date your paper proxy card as promptly as possible and return it in the envelope that was enclosed if you received paper copies. Alternatively, you may be able to submit your proxy by touch-tone phone as indicated on the Notice or proxy card.

TO THE STOCKHOLDERS OF MARKETAXESS HOLDINGS INC.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of MarketAxess Holdings Inc., a Delaware corporation (the “Company”), will be held via live webcast on Wednesday, June 10, 2026, at 9:00 AM, Eastern Daylight Time. You can participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MKTX2026. You must have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting.

At the Annual Meeting, we will:

1.
vote to elect the 12 nominees named in the attached Proxy Statement as members of the Company’s Board of Directors for terms expiring at the 2027 Annual Meeting of Stockholders;
2.
vote to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
3.
vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement;
BY INTERNET Visit 24/7 www.proxyvote.com

BY PHONE Call 1-800-690-6903 in the U.S. or Canada to vote your shares

BY MAIL If you received printed copies of the proxy materials, cast your ballot, sign your proxy card and return

PARTICIPATE IN THE ANNUAL MEETING Vote during the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2026 using your 16-digit control number
4.
vote on a stockholder proposal, if properly presented at the Annual Meeting; and
5.
transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items are more fully described in the Company’s Proxy Statement accompanying this notice.

The record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof, was the close of business on April 13, 2026. You have the right to receive this Notice and vote at the Annual Meeting if you were a stockholder of record at the close of business on April 13, 2026. Please remember that your shares cannot be voted unless you cast your vote by one of the following methods: (1) vote via the Internet or call the toll-free number as indicated on the Notice or proxy card; (2) sign and return a paper proxy card; or (3) vote during the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2026.

By Order of the Board of Directors,

Scott Pintoff
General Counsel and Corporate Secretary

New York, New York

April 29, 2026

TABLE OF CONTENTS

1	Proxy Summary
2	Proposal 1 — election of directors
11	Corporate governance and board matters
25	Sustainability initiatives
27	Proposal 2 — ratification of selection of independent accounting firm
29	Report of Audit Committee of the Board of Directors
30	Stock Matters
33	Executive officers
35	A letter from our Compensation & Talent Committee
36	Compensation discussion & analysis
60	Report of the Compensation & Talent Committee
61	Executive compensation
77	proposal 3 — advisory vote on executive compensation
78	PROPOSAL 4 — STOCKHOLDER Proposal
83	CEO pay ratio
84	Pay versus performance
88	Other information
A-1	Appendix A — Reconciliation of non-GAAP amounts

Frequently Referenced Information
3	Board of Directors skills and expertise	16	Risk oversight	42	Peer group
12	Director independence	20	Director compensation	56	Executive common stock ownership and holdings guidelines
12	Board refreshment	21	Director common stock ownership and holding guidelines	61	Summary compensation table
13	Board leadership structure	36	Say-on-Pay support and stockholder engagement
14	Board committees	37	CD&A executive summary

vote for

PROXY SUMMARY

This summary contains highlights about MarketAxess Holdings Inc. (“MarketAxess”, the “Company”, “we” or “our”) and the upcoming 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This summary does not contain all of the information you should consider in advance of the Annual Meeting, and we encourage you to read the entire Proxy Statement before voting. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card are first being sent to stockholders on or about April 29, 2026. Whenever we refer in this Proxy Statement to the “Annual Meeting,” we are also referring to any meeting that results from any postponement or adjournment of the June 10, 2026 meeting.

Annual Meeting information

Date and Time:	Wednesday, June 10, 2026, at 9:00 AM, Eastern Daylight Time
Virtual Meeting:	www.virtualshareholdermeeting.com/MKTX2026
Record Date:	Monday, April 13, 2026

The Annual Meeting will be held in virtual format only.

Voting items

The following table summarizes the items on which we are asking our stockholders to vote at the Annual Meeting, along with the voting recommendations of our Board of Directors (the “Board” or “Board of Directors”).

Item	Board Recommendation	Required Approval	Page Reference
1. Election of 12 Directors		Majority of votes cast for each nominee	2
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026		Majority of shares of Common Stock having voting power present in person or represented by proxy	27
3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement		Majority of shares of Common Stock having voting power present in person or represented by proxy	77
4. Vote on a stockholder’s proposal, if properly presented at the Annual Meeting		Majority of shares of Common Stock having voting power present in person or represented by proxy	78

How to vote

Your vote is important. Stockholders of record as of the Record Date are entitled to vote through one of the following options:

By Mail:	If you received printed copies of the proxy materials, cast your ballot, sign your proxy card and return.
Via the Internet:

To vote before the meeting, visit www.proxyvote.com.

To vote at the meeting, visit www.virtualshareholdermeeting.com/MKTX2026. You will need the control number printed on your Notice, proxy card or voting instruction form.

By Telephone:	Call the phone number located on your Notice or proxy card.

2026 Proxy Statement | 1

PROPOSAL 1 — ELECTION OF DIRECTORS

The first proposal to be voted on at the Annual Meeting is the election of directors. Our Board currently consists of 13 directors, 12 of whom are not our employees. Each nominee for director was elected by the Company’s stockholders on June 4, 2025, except for Messrs. Cifu and Schiciano, who were appointed to the Board effective March 1, 2026. The directors are nominated for a term that begins at the Annual Meeting and ends at the 2027 Annual Meeting of Stockholders. Each director will hold office until such director’s successor has been elected and qualified, or until such director’s earlier resignation, retirement or removal. The Board will continue to evaluate its composition as part of its focus on self-assessment and board refreshment.

Stephen Casper, who has served as a director since April 2004, has not been re-nominated for election at the Annual Meeting. After more than 22 years of dedicated service, Mr. Casper’s tenure on the Board will conclude at the Annual Meeting. The Company deeply appreciates Mr. Casper’s many contributions and commitment to the Company’s success throughout his years of service on the Board.

Following the Annual Meeting, assuming the election of each director nominee, our Board will consist of 12 directors, 11 of whom are not our employees.

Your vote

If you sign the attached or enclosed proxy card and return it to the Company, your proxy will be voted FOR each nominee, for terms expiring at the 2027 Annual Meeting of Stockholders, unless you specifically indicate on the proxy card that you are casting a vote against one or more of the nominees or abstaining from such vote.

A vote of the majority of the votes cast is required to elect each director. Abstentions and broker non-votes are not treated as votes cast and will therefore have no effect on the outcome of the vote.

P	BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” the election of each of the following nominees:

	• Carlos M. Hernandez • Christopher R. Concannon • Nancy Altobello • Steven L. Begleiter • Jane Chwick • Douglas A. Cifu	• William F. Cruger • Kourtney Gibson • Roberto Hoornweg • Richard G. Ketchum • Emily H. Portney • Kenneth T. Schiciano

Each nominee currently serves as a director on our Board, and each nominee has agreed to continue to serve on the Board if such nominee is elected at the Annual Meeting. If any nominee is unable (or for good cause declines) to serve as a director at any time before the Annual Meeting, proxies may be voted for the election of a qualified substitute designated by the current Board, or else the size of the Board will be reduced accordingly. Biographical information about each of the nominees is included below under “Director information.”

2026 Proxy Statement | 2

PROPOSAL 1 — ELECTION OF DIRECTORS

Qualifications for director nominees

Our Board has adopted minimum qualifications for our directors:

•
substantial experience working as an executive officer for, or serving on the board of, a public company;
•
significant accomplishment in another field or endeavor; or
•
an ability to make a meaningful contribution to the oversight and governance of a company having a scope and size similar to our Company.

A director must have an exemplary reputation and record for honesty in his or her personal dealings and business or professional activity. All directors must demonstrate strong leadership skills and should possess a basic understanding of financial matters, have an ability to review and understand the Company’s financial and other reports and be able to discuss such matters intelligently and effectively. A director also needs to exhibit qualities of independence in thought and action and should be committed first and foremost to the interests of the stockholders of the Company. The key experience, qualifications and skills each of our directors brings to the Board that are important in light of our business are included in their individual biographies below.

Board of Directors skills and expertise

The Company’s directors are selected on the basis of specific criteria set forth in our Corporate Governance Guidelines. All of our directors possess financial industry experience, a history of strategic leadership, corporate governance experience, financial planning and capital management skills and risk management experience.

In addition to those qualifications, listed below are the skills and experience that we consider important for our director nominees.1 More detailed information is provided in each director nominee’s biography.

	Fixed Income/ Electronic Trading	Regulatory	Technology/ Cybersecurity	Mergers and Acquisitions	Accounting	Other Public Company Board Experience	Talent Management	International
Carlos Hernandez	•	•		•			•	•
Christopher Concannon	•	•	•	•		•	•	•
Nancy Altobello		•		•	•	•	•	•
Steven Begleiter				•		•	•
Jane Chwick	•		•			•	•	•
Douglas Cifu	•	•		•			•	•
William Cruger	•			•	•	•	•	•
Kourtney Gibson	•	•			•	•	•	•
Roberto Hoornweg	•	•					•	•
Richard Ketchum	•	•			•	•
Emily Portney	•	•		•	•		•	•
Kenneth Schiciano	•		•	•	•	•

(1)
In addition to the above skills matrix, all of our directors possess financial industry experience, a history of strategic leadership, corporate governance experience, financial planning and capital management skills and risk management experience.

2026 Proxy Statement | 3

PROPOSAL 1 — ELECTION OF DIRECTORS

Director demographics

The Company recognizes that some stockholders find information related to director demographics useful in evaluating the effectiveness of the Board. The Company’s Board Composition Statement cites skills, knowledge, experience and length of service as attributes considered when designing and evaluating the Board’s composition. See “Corporate governance and board matters — Board composition” for more information.

The charts below show certain demographic information related to our director nominees. Additionally, four out of twelve of our director nominees are women, and two out of twelve director nominees are ethnically or racially diverse.

TENURE	AGE

>= 10 years
3
<5
years
4
director
tenure
5-9 years
5

62
average
director age
1
3
7
1
40's
50's
60's
70's

2026 Proxy Statement | 4

PROPOSAL 1 — ELECTION OF DIRECTORS

Director information

At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the persons named below to serve as directors of the Company for a term beginning at the Annual Meeting and ending at the 2027 Annual Meeting of Stockholders.

Carlos M. Hernandez	Christopher R. Concannon
Age: 64 Director since: September 2023 Chairman of the Board Board Committees: • Compensation and Talent Public Company Directorships: • MarketAxess (NASDAQ: MKTX)	Age: 58 Director since: January 2019 Board Committees: • None Public Company Directorships: • MarketAxess (NASDAQ: MKTX)

Qualifications and Career Highlights:	Qualifications and Career Highlights:

Carlos M. Hernandez has been our Chairman since January 2025. Mr. Hernandez is the Executive Chair of Brevan Howard, a global macro and digital assets hedge fund, since May 2025, and founder and Chief Executive Officer of Pensativa Partners, his family office, which he founded in July 2023. Mr. Hernandez retired from JPMorgan Chase & Co. (“JPMorgan”), a leading financial services firm, in April 2023 after 37 years of service. Prior to his retirement at JPMorgan, Mr. Hernandez was Executive Chair of Investment and Corporate Banking from 2020 to April 2023 and served as a member of the Operating Committee and a member of the Corporate & Investment Bank Management Team. Previously, Mr. Hernandez served as Head of Global Banking at JPMorgan from 2014 to 2019. Prior to this position, he was Global Head of Investor Services and led JPMorgan’s Global Equities and Prime Services business. Earlier in his career, he managed the Origination and Distribution business for the Americas, Institutional Equities for the Americas and Global Equity Capital Markets at JPMorgan. Before joining the Equities division, Mr. Hernandez was head of Investment Banking, Latin America at JPMorgan. Mr. Hernandez currently serves as Chairman of the Fund Board of Trustees for Calvary Hospital and a member of the Johns Hopkins University Krieger School of Arts and Sciences Advisory Board.

Mr. Hernandez previously served on the Company’s Board from 2006 to 2019. Mr. Hernandez has a B.S. in Business from the State University of New York and an M.B.A. from Columbia University. Mr. Hernandez brings a broad range of leadership experience and a deep understanding of the global financial markets and financial services and securities industries, including the particular needs of an international corporation, to the Board. Mr. Hernandez also has a unique understanding of, and experience with, our broker-dealer clients and their needs, particularly in the context of recent regulatory reform.

Christopher R. Concannon has been our Chief Executive Officer since April 2023. Prior to serving in this role, Mr. Concannon served as our President and Chief Operating Officer from January 2019 to April 2023. He also served as our Interim Chief Financial Officer between February 2024 and May 2024. Mr. Concannon previously served as President and Chief Operating Officer of Cboe Global Markets, Inc., one of the world’s largest exchange holding companies, until 2019, a position he was appointed to upon Cboe’s acquisition of Bats Global Markets, Inc. in 2017. Until Bats’ acquisition by Cboe, Mr. Concannon served as President of Bats from December 2014, director from February 2015, and Chief Executive Officer from March 2015. Mr. Concannon has more than 20 years of experience as an executive at Nasdaq, Virtu Financial, Instinet and as an attorney at Morgan Lewis & Bockius and the SEC. Mr. Concannon received a B.A. from Catholic University, an M.B.A. from St. John’s University, and a J.D. from Catholic University’s Columbus School of Law.

Mr. Concannon brings to the Board extensive experience leading companies in the global exchange industry. Mr. Concannon also has deep and critical knowledge regarding automated trading, the delivery of innovative technology solutions, market structure and clearing operations.

2026 Proxy Statement | 5

PROPOSAL 1 — ELECTION OF DIRECTORS

Nancy Altobello	Steven L. Begleiter

Age:  68

Director since: April 2019

Board Committees:

•
Compensation and Talent (Chair)
•
Nominating and Governance

Public Company Directorships:

•
MarketAxess (NASDAQ: MKTX)
•
Amphenol Corporation (NYSE: APH)
•
WEX Inc. (NYSE: WEX)
Age: 64 Director since: April 2012 Board Committees: • Finance (Chair) Public Company Directorships: • MarketAxess (NASDAQ: MKTX)
Qualifications and Career Highlights:	Qualifications and Career Highlights:

Nancy Altobello was most recently Global Vice Chair, Talent of Ernst & Young (“EY”), a professional services firm, where she was responsible for EY’s talent and people strategy worldwide from July 2014 until her retirement in June 2018. Previously, Ms. Altobello held a number of senior positions at EY, including Americas Vice Chair, Talent from 2008 to 2014, Managing Partner, Northeast Region Audit and Advisory Practices from 2003 to 2008 and Managing Partner, North American Audit Practice from 1999 to 2003. Throughout this time, Ms. Altobello also served as an audit partner for a number of leading global organizations. She currently serves on the Board of Directors of Amphenol Corporation and WEX Inc., and on the Board of Trustees of Fairfield University. She previously served on the Board of Directors of CA Technologies, Cornerstone OnDemand and MTS Systems Corporation until each of their respective acquisitions. Ms. Altobello received a B.S. in accounting from Fairfield University, earned a Corporate Director Certificate from Harvard Business School and a certificate in Climate Leadership from the Diligent Institute and is a Certified Public Accountant.

Ms. Altobello was selected to serve on the Board due to her financial, audit and Sarbanes Oxley compliance expertise, her knowledge of talent and people strategy, and her global business experience.

Steven L. Begleiter has been employed with Flexpoint Ford, LLC, a private equity group focused on investments in financial services and healthcare, since October 2008, where he currently serves as Managing Director. Prior to joining Flexpoint Ford, Mr. Begleiter spent 24 years at Bear Stearns & Co., serving first as an investment banker in the Financial Institutions Group and then as Senior Managing Director and member of its Management and Compensation Committee from 2002 to September 2008. Mr. Begleiter also served as head of Bear Stearns’ Corporate Strategy Group. Mr. Begleiter currently serves on the Board of Directors of certain portfolio companies of Flexpoint Ford, LLC. He previously served on the Board of Directors of Rithm Property Trust Inc. (formerly known as Great Ajax Corp.) and WisdomTree Investments, Inc. Mr. Begleiter received a B.A. with Honors in economics from Haverford College and is a member of its Board of Managers.

Mr. Begleiter brings many years of leadership experience in the financial services and private equity industries to the Board. Mr. Begleiter also has extensive industry knowledge and expertise relating to mergers and acquisitions and capital formation.

2026 Proxy Statement | 6

PROPOSAL 1 — ELECTION OF DIRECTORS

Jane Chwick	Douglas A. Cifu

Age:  63

Director since: October 2013

Board Committees:

•
Nominating and Governance
•
Risk (Chair)

Public Company Directorships:

•
MarketAxess (NASDAQ: MKTX)
•
M&T Bank Corporation (NYSE: MTB)
•
Voya Financial, Inc. (NYSE: VOYA)
Age: 60 Director since: March 2026 Board Committees: • Compensation and Talent (effective May 1, 2026) • Finance (effective May 1, 2026) Public Company Directorships: • MarketAxess (NASDAQ: MKTX)
Qualifications and Career Highlights:	Qualifications and Career Highlights:

Jane Chwick was most recently the Co-Founder and Co-CEO of Trewtec, Inc., a technology advisory firm designed to help board members and CEOs evaluate the technology function in their companies, from September 2014 until the firm ceased operations in August 2017. Prior to this role, she was a Partner and Co-Chief Operating Officer of the Technology Division of Goldman Sachs Group, Inc. where she was responsible for financial and business planning, technical strategy and ongoing management of an 8,000-person organization until her retirement in April 2013. During her 30-year career at Goldman Sachs, Ms. Chwick held a number of senior positions, including Global Head of Technology of the Securities Division and Global Head of Derivatives Technology. Ms. Chwick served on many governance committees at Goldman Sachs, including the firm’s Finance Committee, the firm-wide New Activity Committee and the Technology Risk Committee, and served as co-chair of the Technology Division Operating Committee. During her tenure, she drove the design, build and integration of technology across all of Goldman Sachs’ derivatives businesses, including fixed income, commodities, currencies and equities. Ms. Chwick is a member of the Board of Directors of M&T Bank Corporation and Voya Financial, Inc., and Ms. Chwick previously served on the Board of Directors of Thoughtworks Holding, Inc., Essent Group and People’s United Financial, Inc. until its acquisition by M&T Bank Corporation in 2022. Ms. Chwick received a B.A. in mathematics from Queens College and an M.B.A. from St. John’s University with a concentration in MIS and quantitative analysis.

Ms. Chwick’s extensive technology leadership experience gained in a global financial services firm, combined with her depth of market knowledge and industry insight, bring valuable skills and strategic perspective to the Board.

Douglas Cifu is the co-founder of Virtu Financial, Inc. (“Virtu”), a global financial technology firm and market maker, where he previously served as the Chief Executive Officer from its founding in 2008 through July 2025. He served Virtu as an advisor until December 31, 2025. Previously, Mr. Cifu was a partner at the international law firm Paul, Weiss, Rifkind, Wharton & Garrison, where he served as a member of the Management Committee, Deputy Chair of the Corporate Department, and co-head of the Private Equity Group. Mr. Cifu was recognized in Chambers USA and Legal 500 as a leading mergers and acquisitions lawyer for buyouts and private equity transactions. He serves on the board of directors of the U.S. Chamber of Commerce and the board of visitors of Columbia College at Columbia University. Mr. Cifu earned his J.D. from Columbia Law School in 1990 and his B.A. magna cum laude from Columbia University in 1987, where he was elected to Phi Beta Kappa.

Mr. Cifu brings to the Board extensive experience in financial technology, deep expertise in regulation of financial markets globally and mergers and acquisitions and leadership at a major global market-making firm.

2026 Proxy Statement | 7

PROPOSAL 1 — ELECTION OF DIRECTORS

William F. Cruger	Kourtney Gibson

Age:  67

Director since: November 2013

Board Committees:

•
Audit
•
Finance
•
Nominating and Governance (Chair)

Public Company Directorships:

•
MarketAxess (NASDAQ: MKTX)
•
M&T Bank Corporation (NYSE: MTB)
•
Virtu Financial, Inc. (NASDAQ: VIRT)
Age: 44 Director since: July 2020 Board Committees: • Audit • Compensation and Talent Public Company Directorships: • MarketAxess (NASDAQ: MKTX) • Fidelity National Information Services, Inc. (NYSE: FIS)
Qualifications and Career Highlights:	Qualifications and Career Highlights:

William F. Cruger was most recently Vice Chairman of Investment Banking at JPMorgan, where he was responsible for key client relationships on a global basis until his retirement in August 2013. Previously, Mr. Cruger held a number of senior positions at JPMorgan, including Managing Director in the Financial Institutions group from 1996 to 2011. During this time, he oversaw the rationalization of the firm’s private equity investments in trading platforms and related ventures at LabMorgan from 2000 to 2001. Prior to this, Mr. Cruger ran the firm’s investment banking practices in Japan from 1991 to 1996, Latin America from 1989 to 1991 and Emerging Asia from 1984 to 1988. He currently serves on the Board of Directors of M&T Bank Corporation and Virtu Financial, Inc., and has previously served on the Boards of Directors of Archipelago, Credittrade, Capital IQ and People’s United Financial, Inc. until its acquisition by M&T Bank Corporation. Mr. Cruger received a B.A. from Clark University and an M.B.A. from Columbia University.

Mr. Cruger’s experience in investment banking at a global financial services firm, his extensive knowledge of financial institutions and financial markets, his leadership roles as a director of other financial services firms, and his international business experience bring critical skills and strategic insight to the Board.

Kourtney Gibson has been the Chief Executive Officer of Retirement Solutions at TIAA, a leading provider of secure retirements and outcome-focused investment solutions, since October 2024. Previously she was Senior Executive Vice President and Chief Institutional Client Officer of TIAA from July 2022 to October 2024 and Executive Vice Chairman of Loop Capital Markets, an investment bank, brokerage and advisory firm, from March 2022 to July 2022. Prior to this role, Ms. Gibson served in various roles at Loop Capital Markets, including as President from June 2016 to March 2022, Head of the Fixed Income Division from January 2015 to June 2016 and Head of the Equity Division from June 2005 to December 2015. Ms. Gibson is a member of the Board of Directors of Fidelity National Information Services, Inc., a member of the Economic Club of Chicago and previously served on the Board of lululemon athletica inc. until June 2023. Ms. Gibson also currently serves on the Board of Trustees at Viterbo University, the Board of the Dibia Dream Foundation and the Board of the Chicago Scholars Foundation. Ms. Gibson received an M.B.A. from the Kellogg School of Management at Northwestern University and a B.B.A. from the University of Miami.

Ms. Gibson brings to the Board her wealth of experience relating to the evolving market structure of both the fixed income and equity markets, as well her broad-based experience with institutional investor clients.

2026 Proxy Statement | 8

PROPOSAL 1 — ELECTION OF DIRECTORS

Roberto Hoornweg	Richard G. Ketchum
Age: 58 Director since: March 2025 Board Committees: • Finance • Risk Public Company Directorships: • MarketAxess (NASDAQ: MKTX)	Age: 75 Director since: April 2017 Board Committees: • Audit • Risk Public Company Directorships: • MarketAxess (NASDAQ: MKTX)
Qualifications and Career Highlights:	Qualifications and Career Highlights:

Roberto Hoornweg was appointed CEO, Corporate & Investment Banking at Standard Chartered, a global financial services institution, in October 2025. He has responsibility for the Europe, Americas, Middle East and Africa markets and is a member of the Group Management Team. He was previously the Co-Head, Corporate & Investing Banking since April 2024. Prior to this role, he was Global Head of Financial Markets since January 2017 where he led all of Standard Chartered’s businesses that provided clients with foreign exchange, interest rates, commodities, financing and securities services, as well as Standard Chartered’s fully integrated primary and secondary credit solutions suite across bonds, loans, structured credit and structured finance. Mr. Hoornweg also had responsibility for the global Research and Resource Management & Analytics group which manages x-value adjustments, funding for financial markets and the modeling & analytics group. Prior to joining Standard Chartered, he held a senior role at Brevan Howard Asset Management from November 2014 to December 2017, where he was a partner leading the Brevan Howard liquid portfolio strategies funds business. Before that, he spent three years at UBS Investment Bank in London leading the global Securities Distribution business and then co-heading the global Fixed Income, Currencies and Commodities division. Roberto’s financial markets experience began with a 17-year career at Morgan Stanley where he held various senior roles in fixed income derivatives, including leading the global emerging markets fixed income & FX business, and as head of global interest rates, credit and currencies. Roberto holds a Bachelor of Science with a major in Economics from the Massachusetts Institute of Technology.

Mr. Hoornweg brings global financial markets expertise, fixed income knowledge and leadership experience from a number of financial institutions.

Richard G. Ketchum was most recently Chief Executive Officer of the Financial Industry Regulatory Authority, Inc. (“FINRA”) from March 2009 to July 2016 and served as Chairman of FINRA’s Board of Governors from March 2009 to August 2016. Prior to joining FINRA, Mr. Ketchum held a range of senior regulatory positions in the financial industry over twenty years, including as Chief Executive Officer of NYSE Regulation, Inc., President of the NASDAQ OMX Group Inc., a predecessor of Nasdaq, Inc., President and Chief Operating Officer of the National Association of Securities Dealers Inc., a predecessor of FINRA, and Director of the Division of Market Regulation at the SEC. Mr. Ketchum was also the General Counsel of the Corporate and Investment Bank of Citigroup Inc. Mr. Ketchum is on the Board of Directors of GSS, a subsidiary of BNY Mellon, and SBH Health System. He previously served as Non-Executive Chairman of the Board of Directors of Sculptor Capital Management, Inc. Mr. Ketchum received a B.A. from Tufts University and a J.D. from New York University School of Law.

Mr. Ketchum brings to the Board substantial regulatory experience in the securities industry and deep knowledge of the legal and compliance issues facing companies in the financial services industry.

2026 Proxy Statement | 9

PROPOSAL 1 — ELECTION OF DIRECTORS

Emily Portney	Kenneth T. Schiciano
Age: 54 Director since: October 2017 Board Committees: • Risk Public Company Directorships: • MarketAxess (NASDAQ: MKTX)	Age: 63 Director since: March 2026 Board Committees: • Audit (Effective May 1, 2026) Public Company Directorships: • MarketAxess (NASDAQ: MKTX)
Qualifications and Career Highlights:	Qualifications and Career Highlights:

Emily Portney became the Global Head of Asset Servicing for the Bank of NY Mellon (“BK”), a global financial services institution, in February 2023, after serving as the Chief Financial Officer of the firm from 2020 to 2023 and Head of Asset Servicing, Americas from 2018 to 2020. Emily is a member of BK’s Executive Committee. As CEO of Asset Servicing, Emily oversees BK’s largest business unit, providing investment administration, operational and technology solutions to traditional and alternative asset managers, asset owners, insurance companies, banks and broker-dealers. Prior to joining BK, Ms. Portney was Chief Financial Officer of Barclays International where she helped to establish the non-ring-fenced bank, and led a global organization spanning the Corporate and Investment Bank, the Private Bank, as well as Cards and Payments. Ms. Portney started her career at JPMorgan Chase & Co in 1993 and served in various senior roles including Global Head of Clearing and Collateral Management, as well as Chief Financial Officer of Equities and Prime Services. Ms. Portney previously served on the Board of Directors of The Depository Trust & Clearing Corporation (DTCC). Ms. Portney received a B.A. from Duke University and an M.B.A. from Columbia University.

Ms. Portney brings leadership experience from a number of financial institutions. Ms. Portney also has in-depth experience relating to clearing operations and strategies and the requirements of operating a firm in a highly regulated industry.

Kenneth T. Schiciano has served as Senior Advisor of TA Associates, a leading global private equity firm, since July, 2022, where he focuses on investments in infrastructure, software and financial technology companies. Mr. Schiciano joined TA Associates in 1989 and has more than 33 years of experience in the private equity industry, with deep expertise in the communications and financial technology industries. He previously served as a Managing Director from 2000 to 2022 and formerly served as co-head of TA’s North America Technology Group. He currently serves on the boards of directors of Insurity, ION Markets, smartTrade Technologies, and Veracode. Mr. Schiciano has previously served on the boards of numerous companies, including BATS Global Markets (acquired by CBOE Holdings), Datek Online (acquired by Ameritrade), The Island ECN (acquired by Instinet), ION Trading, MetroPCS Communications, NetScout Systems, and Tierpoint, LLC. Prior to joining TA Associates, Mr. Schiciano worked at AT&T Bell Laboratories. Mr. Schiciano holds a Master of Science in Management from the Massachusetts Institute of Technology Sloan School of Management, a Master of Science in Electrical Engineering from Stanford University, and a Bachelor of Science, summa cum laude, in Electrical Engineering and Computer Science from Duke University.

Mr. Schiciano brings financial technology and investment experience to the Board.

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Highlights

We are committed to maintaining strong corporate governance practices and procedures. The Company has demonstrated and promoted accountability to stockholders through its existing corporate governance policies and practices, which include:

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Majority Independent Board: Currently, 12 out of our 13 directors are independent. Following the Annual Meeting, 11 out of 12 directors will be independent, assuming the stockholders elect to the Board of Directors the director nominees set forth in Proposal No. 1.
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Independent Board Chair and Separate CEO: Our Chairman of the Board is an independent director and the role of CEO is held by a separate individual.
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Committees Comprised Entirely of Independent Directors: The Board has established structural safeguards that serve to preserve the Board’s independent oversight of management. All of the Board’s committees are comprised entirely of, and are chaired by, independent directors.
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Annual Election of Directors: Since the Company’s initial public offering in 2004, all directors have been annually elected to our Board. Our directors are only elected to hold office until the next annual meeting of stockholders or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal.
✓
Majority Voting Standards in Uncontested Elections: Our Bylaws include a “majority voting” standard for the election of directors in uncontested elections, which are generally defined as elections in which the number of nominees does not exceed the number of directors to be elected at the meeting. Under the majority voting standard, in uncontested elections of directors, each director must be elected by the affirmative vote of a majority of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present.
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Stockholder Input on Director Nominations: Stockholders may recommend director candidates by submitting such recommendations directly to the Nominating and Corporate Governance Committee as described under – “Communicating with our Board members.” The Nominating and Corporate Governance Committee evaluates any such candidate in the same manner as it evaluates candidates recommended from other sources.
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Stockholder Right to Act by Written Consent: Since the Company’s initial public offering in 2004, the Company’s Bylaws have permitted the holders of a majority of our outstanding common stock having voting power present in person or represented by proxy to take any action required or permitted to be taken at an annual or special meeting, including election of directors, without a meeting, without prior notice and without a vote. Through this right, stockholders are already empowered to act between annual meetings.
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Stockholder Right to Call a Special Meeting: The holders of at least 25% of our outstanding common stock for at least one year have the right to call a special stockholders meeting.
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Annual Board Evaluation: The Nominating and Corporate Governance Committee annually reviews and makes recommendations to the Board related to the size, structure and composition of the Board and its committees.
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Annual Say-on-Pay: In accordance with the Board’s recommendation as well as the majority of stockholders voting at the 2023 Annual Meeting, the Company conducts an annual say-on-pay vote. The Board recognizes the importance of an annual vote as it allows stockholders to provide direct input on the Company’s compensation policies and practices, and the resulting compensation for the named executive officers, every year.

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✓
Robust Stock Ownership Guidelines: The Board of Directors believes that equity ownership by the Company’s directors and executive officers is important for the Company. Our directors and executive officers are subject to stock ownership guidelines to align their interests with those of our stockholders. Non-employee directors are required to hold not less than the number of shares of Common Stock equal in value to five times the annual cash retainer payable to a director.
✓
Regular Stockholder Engagement: We value our stockholders’ opinions and actively solicit input through our stockholder engagement program. During 2025, we had conversations with 57 stockholders representing approximately 43% of our outstanding common stock. We are responsive to stockholders and believe in maintaining active stockholder engagement.

Director independence

The Board of Directors has determined that each of our current directors, other than Mr. Concannon, our Chief Executive Officer (“CEO”), currently meet the independence requirements contained in the NASDAQ listing standards and applicable securities rules and regulations. In determining the independence of each of our non-employee directors, the Board considered the transactions described under “Certain relationships and related party transactions – Other transactions.” None of our non-employee directors has a relationship with the Company or its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board refreshment

We do not have director age or term limits, as we believe our efforts to regularly refresh the Board with new directors, as well as natural turnover, have achieved the appropriate balance between maintaining longer-term directors with deep institutional knowledge and new directors who bring new perspectives to our Board. Our Board reviews director tenure every year in connection with its director independence determinations. We plan to continue to evaluate the composition of our Board of Directors to ensure that it is composed of high functioning and qualified members. In addition, on an annual basis, the Nominating and Corporate Governance Committee reviews and makes recommendations to the Board related to the size, structure and composition of the Board and its committees.

Since 2023, we have added 4 new directors, or 33% of our current director nominees.

Board composition

The Company’s Board Composition Statement, included in our Corporate Governance Guidelines, cites the design of the composition of the Board as an essential element in the attainment of its strategic objectives and in achieving sustainable and balanced development. In designing and evaluating the Board’s composition, a variety

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of attributes, including skills, knowledge, experience and length of service, are considered. The ultimate decision on all Board nominations is based on merit and the expected contributions that the selected candidates will bring to the Board.

The Nominating and Corporate Governance Committee annually reviews the approval criteria for the selection of new directors and the evaluation and renomination of existing directors, including with regard to the Board Composition Statement. This annual evaluation enables the Board and the Nominating and Corporate Governance Committee to update the skills and experience they seek in the Board as a whole, and in individual directors, as the Company’s needs evolve and change over time.

How nominees to our Board are selected

Candidates for election to our Board of Directors are nominated by our Nominating and Corporate Governance Committee and ratified by our full Board of Directors for election by the stockholders. The Nominating and Corporate Governance Committee is tasked with identifying individuals qualified to become directors and considers candidates to fill positions on the Board based on a set of criteria for the selection and evaluation of directors approved by the Board. The Nominating and Corporate Governance Committee operates under a charter, which is available in the Investor Relations — Governance — Governance Documents section of our corporate website at www.marketaxess.com. Under our By-Laws, directors are elected by a majority of the votes cast. Pursuant to our resignation policy, if an incumbent nominee for director does not receive at least a majority of the votes cast, that director is required to tender his or her resignation to the Board, subject to acceptance by the Board.

The Nominating and Corporate Governance Committee will give the same consideration to properly submitted candidates recommended by stockholders as they do candidates suggested by other parties. Stockholders may recommend candidates for the Nominating and Corporate Governance Committee’s consideration by submitting such recommendations directly to the Nominating and Corporate Governance Committee as described below under “— Communicating with our Board members.” In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth above under “— Qualifications for director nominees” though meeting such minimum qualification standards does not imply that the Nominating and Corporate Governance Committee will necessarily nominate the person recommended by a stockholder. The Nominating and Corporate Governance Committee may also engage outside search firms to assist in identifying or evaluating potential nominees.

Board leadership structure

The Board directs and oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company. The Board’s responsibility is one of oversight, and in performing its oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved to, or shared with, its stockholders.

As further detailed below, the Board’s leadership structure includes:

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Separate Chairman and CEO: The roles of Chairman and CEO are held by two separate individuals.
•
Independent Chairman: Carlos M. Hernandez became Chairman of the Board effective January 1, 2025, following the retirement of our founder and former executive chairman, Mr. Richard M. McVey. Mr. Hernandez is an independent director.
•
Independent, active and effective directors: Our directors are all of equal importance and rights, who all have the same opportunities and responsibilities in providing vigorous oversight of the effectiveness of management policies.

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•
Structural safeguards that preserve the Board’s independence: Our Corporate Governance Guidelines provide mechanisms such as the option for, and defined duties of, a Lead Independent Director and requirements that the members and chairs of our Board committees be independent directors.

Our Corporate Governance Guidelines provide that the Board selects each of the Chairman and Chief Executive Officer in the manner that it determines to be in the best interests of the Company’s stockholders. Therefore, the Board does not have a policy on whether the roles of Chairman and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chairman should be selected from the independent directors.

Our Corporate Governance Guidelines provide that the Chairman presides over executive sessions and, in consultation with management, sets the agenda for Board meetings, among other duties. Our Corporate Governance Guidelines further provide that the Company shall have a Lead Independent Director of the Board when the Chairman of the Board is an affiliated director, a member of the Company’s management or otherwise at the discretion of the Board. When the Board utilizes a Lead Independent Director position, our Corporate Governance Guidelines provide clearly defined responsibilities including that such person is responsible for, among other things, consulting with the Chairman regarding the agenda and meeting schedules for each Board meeting, coordinating the activities of the non-employee directors, including presiding over the executive sessions of non-employee directors, and serving as a liaison between the Chairman and the non-employee directors. The Lead Independent Director, when the Board has one, also has the authority to call meetings of the independent directors and, if requested by significant stockholders, is available for consultation and direct communication.

The Board currently believes that separating the roles of the Chairman and the CEO, and appointing an independent Chairman, is in the best interests of the Company and its stockholders and represents the most effective leadership structure for the Company. The Board believes that strong independent leadership is essential for the Board to effectively perform its functions and to help promote independent oversight of management.

The Board has also established other structural safeguards that serve to preserve the Board’s independent oversight of management. For example, the Board is comprised almost entirely of independent directors who are highly qualified and experienced, and who exercise a strong, independent oversight function. All of the Board’s committees are comprised entirely of, and are chaired by, independent directors. Independent oversight of our CEO’s performance is provided through a number of Board and committee processes and procedures, including regular executive sessions of non-employee directors and annual evaluations of our CEO’s performance against pre-determined goals. The Board believes that these safeguards preserve the Board’s independent oversight of management and provide a balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.

Board committees

Audit Committee

The Audit Committee of the Board of Directors oversees the accounting and financial reporting process and the audits of the financial statements of the Company. The Audit Committee is also responsible for preparing the audit committee report required to be included in this Proxy Statement, and the Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the Company’s outside auditor. The Audit Committee currently consists of Messrs. Casper (Chair) and Cruger, Ms. Gibson and Mr. Ketchum. Effective May 1, 2026, Mr. Schiciano will join the Audit Committee. Following the Annual Meeting, Mr. Schiciano will serve as Chair of the Audit Committee.

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The Board of Directors has determined that each member of the Audit Committee is an independent director in accordance with NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by NASDAQ rules. In addition, the Board has determined that each member of the Audit Committee satisfies the NASDAQ rule requiring that at least one member of our Board’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that each member of the Audit Committee is an “audit committee financial expert” as defined by the SEC. For information regarding the experience and qualifications of our Audit Committee members, see the information in this Proxy Statement under the section heading “Proposal 1 – Election of Directors — Director information.”

Compensation and Talent Committee

The Compensation and Talent Committee of the Board of Directors (the “Compensation Committee”) is responsible for reviewing and approving, and, as applicable, recommending to the full Board for approval, the compensation of the CEO and all other officers of the Company, as well as the Company’s compensation philosophy, strategy, program design and administrative practices. The compensation programs reviewed and approved by the Compensation Committee consist of all forms of compensation, including salaries, cash incentives and stock-based awards and benefits. The Compensation Committee is also responsible for oversight of the Company’s talent strategy and talent management processes, including talent acquisition, leadership development and succession planning for key roles, and reviewing the Company’s corporate culture. The Compensation Committee currently consists of Ms. Altobello (Chair), Mr. Casper, Ms. Gibson and Mr. Hernandez. Effective May 1, 2026, Mr. Cifu will join the Compensation Committee. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” in accordance with NASDAQ listing standards and a “non-employee director” under the applicable SEC rules and regulations.

Finance Committee

The Finance Committee assists the Board with its oversight of the Company’s global treasury activities, mergers, acquisitions, divestitures, strategic investments, capital structure and capital allocation strategy, financing and liquidity requirements, dividends, stock repurchase authorizations, investor relations activities and insurance and self-insurance programs. The Finance Committee currently consists of Messrs. Begleiter (Chair), Cruger and Hoornweg. Effective May 1, 2026, Mr. Cifu will join the Finance Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors identifies individuals qualified to become Board members and recommends for selection by the Board the director nominees to stand for election at each annual meeting of the Company’s stockholders. In connection therewith, the Nominating and Corporate Governance Committee reviews certain policies regarding the nomination of directors and recommends any changes in such policies to the Board for its approval; identifies individuals qualified to become directors; evaluates and recommends for the Board’s selection nominees to fill positions on the Board; and recommends changes in the Company’s corporate governance policies, including the Corporate Governance Guidelines, to the Board for its approval. The Nominating and Corporate Governance Committee oversees the annual review of the performance of the Board of Directors, each director and each committee. The Nominating and Corporate Governance Committee also oversees the Company’s environmental, social and governance strategy and initiatives. See “Environmental, social and governance strategy and initiatives.” The Nominating and Corporate Governance Committee currently consists of

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Mr. Cruger (Chair) and Mses. Altobello and Chwick. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with NASDAQ listing standards.

Risk Committee

The Risk Committee assists the Board with its oversight of the Company’s risk management activities, with particular responsibility for overseeing designated areas of risk that are not the primary responsibility of another committee of the Board or retained for the Board’s direct oversight. Items delegated to the Risk Committee by the Board include technology and cybersecurity risk, credit risk, clearing risk and regulatory risk. The Risk Committee also oversees and receives reports related to the Company’s cybersecurity insurance policies and data security policies and procedures. The Risk Committee currently consists of Ms. Chwick (Chair), Messrs. Hoornweg and Ketchum and Ms. Portney.

Meetings and attendance

The following table sets forth the chairs and membership structure of the Board and each standing Board committee as of April 29, 2026, and the number of Board and Board committee meetings held during 2025:

Board Structure and Meetings

	Chair	Number of Members	Number of Meetings
Board	Carlos M. Hernandez	13	6
Audit Committee[1]	Stephen P. Casper	4	9
Compensation & Talent Committee	Nancy Altobello	4	5
Finance Committee	Steven L. Begleiter	3	5
Nominating and Corporate Governance Committee	William Cruger	3	4
Risk Committee[1]	Jane Chwick	4	5

(1)
In addition to the meetings disclosed in the table above, the Audit and Risk Committees held one joint Audit and Risk Committee meeting in 2025.

The non-management directors met in executive session without management directors or employees at each of the meetings of the Board during 2025. We expect each director to attend each meeting of the full Board and of the committees on which such director serves and to attend the annual meeting of stockholders. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served. All but one of the current directors who were serving on our Board at the time attended our 2025 annual meeting of stockholders (the “2025 Annual Meeting”).

Risk oversight

The Board’s involvement in risk oversight

The Board’s responsibility is to oversee the Company’s risk management processes over the short-, medium- and long-term by informing itself of the Company’s material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board is not responsible, however, for defining or managing the Company’s various risks. See “—Management’s involvement in risk oversight” below.

The Board of Directors and its committees oversee risk through regular reports from management. The Board’s committees report on the matters discussed at the committee level to the full Board. The Risk Committee assists the Board with its oversight of the Company’s risk management activities, including operational risks,

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cybersecurity risk, business resiliency and continuity, software change management and deployment and system capacity, credit and settlement risks, regulatory risks and risks related to artificial intelligence (“AI”). Refer to Item 1C of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for more information on the Board’s oversight of cybersecurity. The Audit Committee assists the Board in its oversight of the Company’s significant financial risk exposures. In addition, the Compensation Committee is charged with reviewing and assessing risks arising from the Company’s compensation policies. Risk management is a factor that the Board and the Nominating and Corporate Governance Committee consider when determining who to nominate for election as a director of the Company and which directors serve on each Committee. In addition, the Nominating and Corporate Governance Committee is charged with overseeing risk related to the Company’s environmental, social and governance strategy and initiatives. The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Management’s involvement in risk oversight

The Company’s management is responsible for defining the various short-, medium- and long-term risks facing the Company, formulating risk management policies and procedures and managing the Company’s risk exposures on a day-to-day basis. The Company has adopted an Enterprise Risk and Resilience Framework (the “Risk Framework”) to identify, assess, monitor, and control the Company’s risks. The implementation and execution of the Risk Framework is headed by our Chief Risk Officer.

The Company maintains several management risk governance committees, including:

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The Executive Committee, which assesses the Company’s business strategies and plans and ensures that appropriate policies and procedures are in place for identifying, evaluating, monitoring, managing and measuring significant risks;
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The Global Operating Committee, which receives risk and audit escalations from the management Risk Committee and ensures remediation actions are tracked to closure across functions, monitors operational stability and incidents, resolves cross-functional prioritization decisions that may affect the Company's risk or resilience posture and reviews credit and market limits and forward-looking regulatory developments.
•
The management Risk Committee, which coordinates risk and resilience activities across all functions and geographies, oversees the Company's risk-management systems and processes (including controls over technology infrastructure, trading, data products, and post-trade operations), reviews high-impact incidents and lessons learned, drives the cycle of risk assessments and resiliency exercises, monitors emerging risks and recommends the Risk Framework and other risk governance items for approval by the Board’s Risk Committee.
•
The Product & Engineering Committee, which provides Company-wide, cross-functional oversight of product strategy, investment, risk and delivery across the product lifecycle.
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The Services Delivery Committee, which monitors technology and operations key risk indicators and incidents, oversees adherence to intra-group and third-party service level agreements and monitors data governance and privacy implementation.

The Company follows the “three lines of defense” approach to risk management. The first line of defense is the Company’s business functions that generate revenue. This line is charged with: (i) identifying, assessing, monitoring and managing the Company’s risks within the Company’s risk appetite limits; and (ii) identifying inherent and residual risks by process. The second line of defense is comprised of the Company’s Risk and Legal and Compliance departments. This line is charged with: (i) independently assessing, quantifying and overseeing risks identified by the first line; and (ii) assisting risk owners in reporting risk-related information up and down the Company. The third line of defense is the Company’s internal audit department. This line: (i) independently assesses and tests the effectiveness of the control processes established by the first line; (ii) independently evaluates the design and effectiveness of the second line’s risk management program; and (iii) provides global

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assurance to the Audit Committee and executive management on the effectiveness of internal controls and risk processes. See “—Internal Audit’s involvement in risk oversight” below.

The Chief Risk Officer regularly prepares updates and reports for the Executive Committee, Risk Committee and the Board of Directors. Refer to Item 1C of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for more information on management’s role in oversight of cybersecurity.

Outside advisors’ role in risk oversight

Management and our Board and its committees also engage outside advisors where appropriate to assist in the identification, oversight, evaluation and management of the risks facing our business. Advisors may be engaged either on a regular basis to inform the Board or management of ongoing risks, or occasionally to advise on specific topics.

Such advisors include auditors, law firms, financial firms, compensation consultants, cybersecurity experts and other consultants.

Internal Audit’s involvement in risk oversight

Our internal audit department, led by our Chief Audit Executive and under the direct supervision of the Audit Committee, provides independent and objective assurance, verifies risk mitigation activities and strives to improve the Company’s overall operations through effective internal controls. The internal audit department assesses the Company’s disclosure controls and procedures and reports any material weaknesses or significant deficiencies to the Audit Committee. Following each quarterly meeting of the Audit Committee, the Chief Audit Executive typically meets with the Audit Committee in a closed executive session.

Board evaluations

Each year, the members of the Board of Directors conduct a confidential written assessment of the Board’s performance that is reviewed and summarized by the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee. As part of the evaluation process, the Board reviews its overall composition, including director tenure, board leadership structure, the effectiveness of its Board Composition Policy, and individual skill sets, to ensure it serves the best interests of stockholders and positions the Company for future success. Each Board committee also conducts an annual written self-assessment of its performance during the prior year. The results of the assessments are then summarized and communicated back to the appropriate committee chairpersons and our Chairman. After the evaluations, the Board and management work to improve upon any issues or focus points disclosed during the evaluation process. As part of the evaluation process, each committee reviews its charter annually.

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Succession planning and talent management

The Board is committed to positioning MarketAxess for further growth through ongoing talent management, succession planning and the deepening of our leadership bench. Management facilitates a formal talent management and leadership development review on an annual basis for the Board. The review is focused on both immediate, short-term coverage plans for all executives in the event of an unforeseen situation, as well as longer-term, strategic succession planning. A critical element of the review is an evaluation of the Company’s formal leadership development and talent acquisition initiatives in order to ensure that our leadership team has the skills, capabilities and experience to effectively lead our existing, and future, global business. The review also focuses on the retention of key managers. The annual talent management and leadership development review is supplemented by an additional year-end review by the Board of the individual performance and year-end compensation proposals for the executive management team and other key staff.

The Board has formal exposure to management at Board meetings, as well as at Board committee meetings and other discussions. There are other opportunities for more informal interaction with employees across the organization throughout the year through various events and collaborative experiences.

Code of Conduct, Code of Ethics and other governance documents

The Board has adopted a Code of Conduct that applies to all officers, directors and employees, and a Code of Ethics for the CEO and Senior Financial Officers, which includes our Chief Financial Officer (“CFO”). Both the Code of Conduct and the Code of Ethics for the CEO and Senior Financial Officers can be accessed in the Investor Relations — Governance — Governance Documents section of our website at www.marketaxess.com. We intend to satisfy any disclosure obligations regarding waivers of or amendments to our Code of Ethics for the CEO and Senior Financial Officers by posting such information on our website at www.marketaxess.com.

You may also obtain a copy of these documents without charge by writing to MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, New York 10001, Attention: Investor Relations.

Copies of the charters of our Board’s Audit Committee, Compensation Committee, Finance Committee, Nominating and Corporate Governance Committee and Risk Committee, as well as a copy of the Company’s Corporate Governance Guidelines, can be accessed in the Investor Relations — Governance — Governance Documents section of our website.

Communicating with our Board members

We make every effort to ensure that the views of stockholders are heard by the Board or by individual directors, as applicable, and we believe that this has been an effective process to date. Stockholders may communicate with the Board by sending a letter to the MarketAxess Holdings Inc. Board of Directors, c/o General Counsel, 55 Hudson Yards, 15th Floor, New York, New York 10001. The General Counsel will review the correspondence and forward it to our Chairman of the Board, or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the General Counsel has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

In addition, any person, whether or not an employee, who has a concern regarding the conduct of the Company or our employees, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner where permitted by local law, communicate that concern in writing by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, at our corporate headquarters address, which is 55 Hudson Yards, 15th Floor, New York, New York 10001, or electronically, at our corporate website, www.marketaxess.com under the heading “Investor Relations — Governance — Whistleblower contact,” by clicking the “Confidential Ethics Web Form” link.

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Director compensation

For 2025, our Compensation Committee retained the services of Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant for purposes of advising on non-employee director compensation. FW Cook reports directly to the Compensation Committee and prepares an annual review of director compensation for the Compensation Committee. The Compensation Committee then submits any proposed changes in pay level or program structure to the full Board for its consideration, and if appropriate, approval.

FW Cook reviews and recommends compensation structure and adjustments based on the board compensation of our Proxy peer group (see “Compensation discussion and analysis — How we determine pay levels — Peer group”).

All directors, other than Mr. Concannon, are non-employees and independent directors. Mr. Concannon receives no additional compensation for his service as a director.

In 2025, the Board Member Equity Retainer was increased from $160,000 to $170,000, and the Board Member Cash Retainer was increased from $85,000 to $95,000. The Audit and Risk Committee Chair Fees were increased from $25,000 to $30,000, and the Audit and Risk Committee Member Fees were increased from $12,500 to $15,000. The change to the Board Member Equity Retainer was effective for the June 2025 annual awards, and the Board Member Cash Retainer changes were effective as of July 1, 2025. The changes were made upon recommendation by FW Cook in order to better align director compensation with the market data provided by FW Cook.

A summary of the structure of our director pay program that is in effect as of July 2025 is as follows:

Director Compensation Structure
Retainers and Committee Fees	Annual Payment
Board Member Cash Retainer	$95,000
Board Member Equity Retainer	$170,000
Chairman of the Board Fee [1]	$150,000
Audit and Risk Committee Fees [2]	$30,000_(Chair); $15,000_(Member)
All Other Committees Fees [2]	$20,000_(Chair); $10,000_(Member)

(1)
The Chairman of the Board Fee is delivered in cash, equity, or a combination thereof, at the Chairman’s election.
(2)
Committee Chairs do not receive membership fees while serving as Chair.

In June 2025, we granted 784 shares of restricted stock units (“RSUs”) to each non-employee director (other than Messrs. Cifu and Schiciano, who joined the Board in March 2026. Mr. Hernandez received an additional 691 units, equating to the full Chairman of the Board Fee. All units are scheduled to vest on the earlier of one year from the date of grant or the date of the next annual stockholders’ meeting. The number of RSUs granted was determined on the grant date by dividing the equity grant value by the average of the closing price of our Common Stock for the ten trading days up to and including the grant date. Non-employee directors may elect to defer receipt of shares underlying RSUs to a date after the vesting of the RSUs. Any cash dividend equivalents on RSUs are not paid to the non-employee directors until the related award is vested, except in the case of RSUs with a deferred share receipt date, in which case such cash dividend equivalents are paid at that time. We expect to continue to compensate our non-employee directors with a combination of cash and equity awards. All equity awards to non-employee directors are made under the Company’s 2020 Equity Incentive Plan.

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Below is a summary of the amount and form of actual compensation received by each non-employee director in 2025:

Director Compensation for Fiscal 2025
Name	Fees Earned or Paid in Cash [1]	Stock Awards [2,4]	All Other Compensation	Total
	($)	($)	($)	($)
Carlos M. Hernandez	$103,578	$384,876	–	$488,455
Nancy Altobello	$119,361	$171,531	–	$290,892
Steven L. Begleiter	$110,000	$171,531	–	$281,531
Stephen P. Casper	$127,500	$171,531	–	$299,031
Jane Chwick	$127,500	$171,531	–	$299,031
William Cruger	$133,750	$171,531	–	$305,281
Kourtney Gibson	$113,750	$171,531	–	$285,281
Roberto Hoornweg [3]	$96,132	$212,981	–	$309,113
Richard G. Ketchum	$117,500	$171,531	–	$289,031
Emily Portney	$103,750	$171,531	–	$275,281

(1)
The amounts represent cash retainers and committee fees earned in 2025.
(2)
The amounts represent the aggregate grant date fair value of stock awards granted by the Company in 2025, computed in accordance with FASB ASC Topic 718. For further information on how we account for stock-based compensation, see Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
(3)
Mr. Hoornweg was elected to the Board of Directors effective March 1, 2025.
(4)
The table below sets forth information regarding the aggregate number of outstanding equity awards at the end of fiscal year 2025 for each non-employee director, including unvested awards and awards that have vested and been deferred. There were no stock option awards granted to non-employee directors in fiscal year 2025 and no stock options outstanding at fiscal year-end.

Equity Awards Outstanding
Name	Aggregate Number of Stock Awards Outstanding at Fiscal Year End
Carlos M. Hernandez	2,531
Nancy Altobello	3,394
Steven L. Begleiter	3,699
Stephen P. Casper	784
Jane Chwick	784
William Cruger	784
Kourtney Gibson	784
Roberto Hoornweg	784
Richard G. Ketchum	784
Emily Portney	784

Director common stock ownership and holding guidelines

To keep the interests of non-employee directors and stockholders aligned, the Board of Directors has adopted stock ownership guidelines for our non-employee directors. Non-employee directors are required to hold not less than the number of shares of Common Stock equal in value to five times the annual cash retainer payable to a director, or $475,000. The holding requirement must be achieved within five years after the director has become a Board member and maintained throughout the non-employee director’s service with the Company. All shares of Common Stock beneficially owned by the director, including shares purchased and held personally,

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CORPORATE GOVERNANCE AND BOARD MATTERS

vested and unvested restricted shares, vested and unvested RSUs, settled performance shares or performance stock units, and shares deferred under a non-qualified deferred compensation arrangement, count toward the minimum ownership requirement. Vested and unvested stock options and unearned performance shares or performance stock units are excluded.

In addition to the ownership guidelines, all non-employee directors must hold all shares granted for service for a minimum of five years from the date of grant. Directors are also required, for a period of six months following his or her departure from the Board, to comply with the Company’s Insider Trading Policy that, among other things, prohibits trading in the Company’s securities during specified blackout periods. See “— Policies and Procedures Relating to Insider Trading, Repurchases of the Company’s Common Stock and Employee Personal Trading” for more information.

As of April 1, 2026, the holding requirement was equal to 2,497 shares, calculated using a price of $190.26 per share, which was the average of the daily closing price of our Common Stock for the twelve-month period ended on March 31, 2026. All of our non-employee directors have either achieved the designated level of ownership or are in the five-year period following their appointment or election to the Board during which they are expected to achieve compliance.

Our 2020 Equity Incentive Plan provides for the accrual of dividends (or dividend equivalents) on unvested shares and units. However, dividends are not paid and are subject to forfeiture until all restrictions on the shares or units have lapsed.

We do not provide any retirement benefits or other perquisites to our non-employee directors.

Certain relationships and related party transactions

Related party transactions

Our Board has adopted a written policy providing that the Audit Committee will review and approve (or disapprove) or ratify transactions in excess of $120,000 of value in which we participate and in which a related party (as defined below) has or will have a direct or indirect material interest. Pursuant to this policy, the General Counsel undertakes an evaluation of whether a proposed transaction would constitute a related party transaction, and reports any such related party transaction, together with a summary of the material facts, to the Audit Committee. The Audit Committee reviews all of the relevant facts and circumstances and may, in its discretion based upon a determination that any such related party transaction is in the best interests of the Company, either approve or ratify such transaction, as applicable, request that the transaction be modified as a condition to the Audit Committee’s approval or ratification, or disapprove of the entry into the transaction.

In determining whether to approve or ratify a related party transaction, the Audit Committee considers, among other factors: the material terms of the transaction, whether the transaction was undertaken in the ordinary course of business of the Company, whether the transaction was initiated by the Company or the related party, whether the transaction terms are no less favorable to the Company than terms that could have been reached with an unrelated third party, the purpose of and potential benefits to the Company of the transaction, the approximate dollar value and materiality of the amount involved, the nature of the relationship of the related party to the Company, whether the related party transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company or the independence of a non-executive director, the related party’s interest in the transaction, whether the transaction aligns with the Company’s corporate value of integrity, any safeguards imposed to prevent actual or apparent conflicts of interest, and any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

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CORPORATE GOVERNANCE AND BOARD MATTERS

In general, a "related party" is any person who is or was since the beginning of the last fiscal year for which the Company has filed its annual report on Form 10-K one of our executive officers, directors or director nominees or is a holder of more than 5% of our common stock, or an immediate family member of any of the foregoing persons.

Since January 1, 2025, there has not been, nor is there currently proposed, any related party transaction in which the Company was a participant, the amount involved exceeded or will exceed $120,000 and in which any related party had or will have a direct or indirect material interest.

Other transactions

Although not considered related party transactions that are required to be disclosed under SEC rules, each of the 5% stockholders that are listed under “Security ownership of certain beneficial owners and management” or their affiliated entities is a party to a user, dealer, data or other agreement that governs their access to, and activity on, our electronic trading platforms and access to our data products. In addition, from time to time, the Company and such stockholders could enter into other commercial agreements in which the 5% stockholder does not have a direct or indirect material interest.

In addition, certain entities for which some of our directors serve as employees or officers have entered into agreements with the Company that govern their access to, and activity on, our electronic trading platforms and access to our data products. Each of these agreements were entered into in the ordinary course of business and, subject to our usual trade terms, provide for the fees and expenses to be paid by such entities for the use of the platform or access to data. While these transactions are not considered related party transactions that are required to be disclosed under SEC rules, our Audit Committee reviews and approves such transactions on an annual basis.

Policies and Procedures Relating to Insider Trading, Repurchases of the Company’s Common Stock and Employee Personal Trading

The Company has adopted the MarketAxess Insider Trading Policy and Personal Trading Policies, which we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NASDAQ listing standards, as well as promote investor confidence in our stock and the securities available on our platforms.

Insider Trading Policy

The Insider Trading Policy governs the purchase, sale, and other dispositions of Company securities by directors, officers and employees, as well as by the Company itself. Among other things, the Insider Trading Policy prohibits our employees, directors, officers, and consultants from trading in our securities while in possession of material non-public information, and during specified blackout periods.

The Insider Trading Policy also contains restrictions on the Company’s repurchases of its securities. Repurchases of securities issued by the Company, including its Common Stock, should be effected (i) when the Company is not aware of material non-public information about the Company or Company securities, (ii) pursuant to a contract, instruction, or plan that satisfies the requirements of Rule 10b5-1(c) under the Exchange Act, or (iii) otherwise in compliance with applicable law.

The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the Company’s Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Personal Trading Policies

Our Personal Trading Policies generally allow us to monitor the personal trading of our employees and are designed to place restrictions to prevent violative or otherwise inappropriate trading behavior. These restrictions are meant to prevent our employees from using information gained through their relationship with MarketAxess to engage in transactions with respect to any company’s securities that could be considered manipulative or unethical. Depending on the employee’s jurisdiction, the Personal Trading Policies also require duplicate trading confirmations and account statements from our employees to be sent to us to assist our compliance department in monitoring our employees’ compliance with this policy.

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SUSTAINABILITY INITIATIVES

We are focused on growing our business by delivering sustainable long-term value. At MarketAxess, we think of our sustainability strategy as one that encompasses both corporate and commercial objectives. We aim to operate the Company responsibly while managing risks and using our resources wisely. Our 2025 Sustainability Report can be accessed in the Investor Relations — Governance — Governance Documents section of our website. The report details topics identified by a non-financial prioritization assessment. The 2025 Sustainability Report is not, and will not be deemed to be, part of this Proxy Statement or incorporated by reference into any of our filings with the SEC.

We have strong sustainability oversight

Since 2023, we have added 4 new independent directors, or 33% of our current nominees. In early 2025, we welcomed Roberto Hoornweg, who brings extensive global financial markets expertise, deep fixed-income knowledge and leadership experience from senior roles at Standard Chartered, Brevan Howard and Morgan Stanley. More recently, we were pleased to add Douglas Cifu and Kenneth Schiciano as new Board members. Mr. Cifu brings deep fintech and regulatory expertise from building a major global market maker, while Mr. Schiciano contributes more than three decades of financial technology and private equity experience from a leading global investment firm. This Board refreshment underscores our commitment to adding new perspectives and the expertise to support our long-term strategy.

A commitment to sound corporate governance has been a defining feature of MarketAxess since our founding. We recognize the value of Board independence in overseeing our sustainability strategy, and our Board is currently 92% independent, with each Board committee composed entirely of independent directors. Our Board committees, including the Nominating and Corporate Governance Committee, Compensation and Talent Committee and Risk Committee, continue to oversee the sustainability topics most relevant to our business, from talent strategy and cybersecurity to ethical conduct and systemic risk management.

We continue to strengthen our risk management practices

Effective risk management remains a core priority for MarketAxess. Systemic Risk Management continues as a Tier 1 topic in our prioritization framework, and the 2025 Sustainability Report describes how our Board and management team oversee risk across our global operations. We are confident that our risk management framework is well positioned to adapt to new developments, evolving regulations and emerging technologies. As part of that commitment, we continue to take a thoughtful and governance-driven approach to the use of artificial intelligence across the Company. We have established internal governance structures and guiding principles to help ensure that AI is used responsibly, transparently and in a manner that is aligned with the interests of our employees and clients.

Investing in our people remains a strategic imperative

We are focused on attracting, developing, and retaining top talent across the organization, because our long-term success depends on the capabilities and commitment of our workforce. In 2025, we continued to offer a range of development programs, including a development program for new managers and programs to help enable leaders foster accountability and clear communication in the teams they lead, as well as live and on-demand technical, markets-related and professional skills programs for all employees globally. Earlier this year, we were recognized by Built-In's Best Places to Work for the fourth consecutive year. We remain dedicated to building a culture where employees can thrive, grow their careers and contribute to both individual and Company performance.

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SUSTAINABILITY INITIATIVES

We believe that sound financial management and environmental responsibility can go hand in hand

In 2025, we maintained disciplined expense management, achieving 5% growth in expenses excluding notable items1 for the year, while strategically identifying and capturing cost efficiencies across our vendor relationships. That deliberate focus on vendor activity yielded a meaningful environmental benefit: our Scope 3, Category 1 (Purchased Goods and Services) and Category 2 (Capital Goods) emissions decreased by 14% and 25%, respectively, year over year. This outcome reinforces our view that operational discipline and sustainability progress can be complementary.

______________________________

(1) 2025 GAAP expenses grew 6%. Expenses excluding notable items is a Non-GAAP metric. See Appendix A - Reconciliation of Non-GAAP Amounts for more information.

2026 Proxy Statement | 26

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2026 and to audit the Company’s internal control over financial reporting as of December 31, 2026, and the Board is asking stockholders to ratify that selection. PwC has audited our consolidated financial statements each year since our formation in 2000. The Audit Committee periodically considers whether there should be a rotation of independent registered public accounting firms and the Audit Committee currently believes that the continued retention of PwC is in the best interests of the Company and our stockholders. Although current law, rules and regulations, as well as the charter of the Audit Committee, require our independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an important opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain PwC, but may ultimately determine to retain PwC as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

In 2011, the Company, in the ordinary course of its business, entered into a bulk data agreement with PwC for the purpose of supporting valuation conclusions reached by PwC in the normal course of PwC’s audit and other work for its clients, which has been amended from time to time. Pursuant to the agreement, the Company provides bond pricing data to PwC on terms consistent with the terms of similar data sales agreements entered into by the Company. The aggregate revenue to the Company from the data agreement for the year ended December 31, 2025 was approximately $358,093. On an annual basis, the Audit Committee evaluates the effect of such agreement on the independence of PwC and has concurred with the opinion of the Company’s management and PwC that the arrangement constitutes an “arm’s-length” transaction that would not affect PwC’s independence.

Representatives of PwC will be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Your vote

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the ratification of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy. Abstentions will have the same effect as a vote AGAINST this proposal. Brokers have discretionary authority to vote on Proposal 2 and, therefore, there will be no broker non-votes on Proposal 2.

BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” ratification of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

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PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and other fees

The aggregate fees billed by our independent registered public accounting firm for professional services rendered in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K for the years ended December 31, 2025 and 2024 and the audit of our broker-dealer subsidiaries’ annual financial statements, as well as fees paid to PwC for tax compliance and planning, if any, and other services, are set forth below.

Except as set forth in the following sentence, the Audit Committee, or a designated member thereof, pre-approves 100% of all audit, audit-related, tax and other services rendered by PwC to the Company or its subsidiaries. The Audit Committee has authorized the CEO and the CFO to purchase permitted non-audit services rendered by PwC to the Company or its subsidiaries up to, and including, a limit of $10,000 per service and an annual aggregate limit of $20,000 for all such services.

Each fiscal year, the Company’s independent registered public accounting firm submits to the Audit Committee (and the Audit Committee requests from the independent registered public accounting firm) the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Each fiscal year, the independent registered public accounting firm also submits to the Audit Committee (and the Audit Committee requests from the independent registered public accounting firm), a formal written statement of the fees billed by the independent registered public accounting firm to the Company in each of the last two fiscal years for each of the following categories of services rendered by the independent registered public accounting firm: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent registered public accounting firm, in the aggregate and by each service.

Set forth below is information regarding fees paid by the Company to PwC during the fiscal years ended December 31, 2025 and 2024.

Fee Category	2025	2024
Audit Fees [1]	$3,712,661	$3,407,657
Tax Fees [2]	415,000	150,000
All Other Fees [3]	2,750	2,750
Total	$4,130,411	$3,560,407

(1)
The aggregate fees incurred include amounts for the audit of the Company’s consolidated financial statements (including fees for the audit of our internal control over financial reporting), the audit of our broker-dealer subsidiaries’ annual financial statements and the audits of our foreign subsidiaries’ annual statutory financial statements.
(2)
Tax fees are comprised of fees for transfer pricing services and international tax consulting.
(3)
Other Fees are comprised of annual subscription fees for accounting related research and service fees related to XBRL conversion services.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee currently consists of Mr. Casper (Chair), Mr. Cruger, Ms. Gibson and Mr. Ketchum. Each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of NASDAQ and the applicable rules and regulations of the SEC.

The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between the Company and its officers, directors and affiliates, and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors.

During fiscal year 2025, the Audit Committee met nine times. The Company’s senior financial management and independent registered public accounting firm were in attendance at such meetings. Following each quarterly meeting during 2025, the Audit Committee conducted a private session with the independent registered public accounting firm, without the presence of management. The Audit Committee also had one joint meeting with the Risk Committee during 2025.

The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including particularly its senior financial management, to prepare financial statements with integrity and objectivity and in accordance with generally accepted accounting principles, and relies upon the Company’s independent registered public accounting firm to review or audit, as applicable, such financial statements in accordance with the standards of the PCAOB.

We have reviewed and discussed with senior management the Company’s audited financial statements for the year ended December 31, 2025 which are included in the Company’s 2025 Annual Report on Form 10-K. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

In discharging our oversight responsibility as to the audit process, we have discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

We have received the written disclosures and the letter from PwC concerning their communications with us concerning independence, as required by applicable requirements of the PCAOB, and we have discussed with PwC their independence.

Based upon the foregoing review and discussions with our independent registered public accounting firm and senior management of the Company, we recommended to our Board that the financial statements prepared by the Company’s management and audited by its independent registered public accounting firm be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, that was filed with the SEC.

Submitted by the Audit Committee of the
Board of Directors:

Stephen P. Casper — Chair
William F. Cruger
Kourtney Gibson
Richard G. Ketchum

2026 Proxy Statement | 29

STOCK MATTERS

Security ownership of certain beneficial owners and management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 13, 2026, by (i) each person or group of persons known by us to beneficially own more than five percent of our Common Stock, (ii) each of our named executive officers (“NEOs”), (iii) each of our directors and nominees for director and (iv) all of our directors and executive officers as a group.

The following table gives effect to the shares of Common Stock issuable within 60 days of April 13, 2026, upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under Section 13 of the Exchange Act and includes voting and investment power with respect to shares. The percentage of beneficial ownership is based on 35,180,841 shares of Common Stock outstanding at the close of business on April 13, 2026. Except as otherwise noted below, and based on information known to us or furnished to us by the persons or entities named below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our Common Stock that such person or entity beneficially owns. Unless otherwise indicated, the address of each beneficial owner listed below is c/o MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, New York 10001.

	Number of Shares Beneficially Owned	Percentage of Stock Owned
5% Stockholders
BlackRock, Inc. [1]	4,034,537	11.5%
The Vanguard Group [2]	3,854,312	11.0%
PRIMECAP MANAGEMENT CO/CA/ [3]	3,175,425	9.0%
AQR Capital Management Holdings, LLC [4]	2,558,097	7.3%
FMR LLC [5]	2,296,157	6.5%
NEOs and Directors
Carlos Hernandez [6]	20,439	*
Nancy Altobello [7]	368	*
Steven Begleiter [8]	7,769	*
Stephen P. Casper [9]	53,193	*
Jane Chwick [10]	8,439	*
Douglas Cifu [11]	259	*
Christopher R. Concannon [12]	67,741	*
William F. Cruger [13]	8,807	*
Kourtney Gibson [14]	3,152	*
Roberto Hoornweg [15]	999	*
Richard G. Ketchum [16]	4,703	*
Emily H. Portney [17]	4,440	*
Kenneth Schiciano [18]	555	*
Dean Berry [19]	—	*
Ilene Fiszel Bieler [20]	1,491	*
Kevin M. McPherson [21]	62,958	*
Naineshkumar S. Panchal [22]	5,572	*
Scott Pintoff [23]	6,276	*
Christophe Roupie	—	*
William Quan	—	*
All Current Executive Officers and Directors as a Group (18 persons) [24]	251,589	*

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STOCK MATTERS

* Less than 1%.

(1)
Information regarding the number of shares beneficially owned by BlackRock, Inc. (“BlackRock”) was obtained from a Schedule 13G filed by BlackRock with the SEC on February 6, 2026. The principal business address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(2)
Information regarding the number of shares beneficially owned by The Vanguard Group (“Vanguard”) was obtained from a Schedule 13G filed by Vanguard with the SEC on October 31, 2025. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355. According to the most recent Schedule 13G/A filed by Vanguard with the SEC on March 27, 2026, Vanguard reported that it beneficially owns 0.0% as of March 13, 2026 following an internal reorganization pursuant to which Vanguard’s beneficial ownership has been disaggregated. In the March 27, 2026 Schedule 13G/A, Vanguard noted that certain subsidiaries or business divisions of subsidiaries of Vanguard that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis) from Vanguard.
(3)
Information regarding the number of shares beneficially owned by PRIMECAP MANAGEMENT CO/CA/ (“Primecap”) was obtained from a Schedule 13G filed by Primecap with the SEC on February 11, 2026. The principal business address of Primecap is 177 East Colorado Blvd., 11th Floor, Pasadena, CA 91105.
(4)
Information regarding the number of shares beneficially owned by AQR Capital Management Holdings, LLC (“AQR”) was obtained from a Schedule 13G filed by AQR with the SEC on February 13, 2026. The principal business address of AQR is One Greenwich Plaza, Suite 130, Greenwich, CT 06830.
(5)
Information regarding the number of shares beneficially owned by FMR LLC (“FMR”) was obtained from a Schedule 13G filed by FMR with the SEC on August 6, 2025. The principal business address of FMR is 245 Summer Street, Boston, Massachusetts 02210.
(6)
Consists of (i) 7,959 shares of Common Stock owned individually; and (ii) 12,480 shares of Common Stock held indirectly in a trust. Does not include (i) 1,056 deferred RSUs; or (ii) 1,475 deferred unvested RSUs that vest within 60 days.
(7)
Consists of (i) 368 shares of Common Stock owned individually. Does not include (i) 2,610 deferred RSUs; or (ii) 784 deferred unvested RSUs that vest within 60 days.
(8)
Consists of (i) 6,985 shares of Common Stock owned individually; and (ii) 784 unvested RSUs that vest within 60 days. Does not include 2,915 deferred RSUs.
(9)
Consists of (i) 9,201 shares of Common Stock owned individually; (ii) 43,208 shares of Common Stock held indirectly in a trust for which Mr. Casper’s spouse is the trustee; and (iii) 784 unvested RSUs that vest within 60 days.
(10)
Consists of (i) 7,655 shares of Common Stock owned individually; and (ii) 784 unvested RSUs that vest within 60 days.
(11)
Consists of 259 unvested RSUs that vest within 60 days.
(12)
Consists of (i) 37,586 shares of Common Stock owned individually; and (ii) 30,155 shares of Common Stock issuable pursuant to stock options granted to Mr. Concannon that are or become exercisable within 60 days. Does not include (i) 37,403 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 14,047 unvested RSUs; (iii) 1,967 deferred RSUs; or (iv) 37,338 PSUs (as defined herein).
(13)
Consists of (i) 8,023 shares of Common Stock owned individually; and (ii) 784 unvested RSUs that vest within 60 days.
(14)
Consists of (i) 2,368 shares of Common Stock owned individually; and (ii) 784 unvested RSUs that vest within 60 days.
(15)
Consists of (i) 215 shares of Common Stock owned individually; and (ii) 784 unvested RSUs that vest within 60 days.
(16)
Consists of (i) 3,919 shares of Common Stock owned individually; and (ii) 784 unvested RSUs that vest within 60 days.
(17)
Consists of (i) 3,656 shares of Common Stock held indirectly in a trust; and (ii) 784 unvested RSUs that vest within 60 days.
(18)
Consists of (i) 296 shares of Common Stock owned individually; and (ii) 259 unvested RSUs that vest within 60 days.
(19)
Does not include (i) 26,017 unvested RSUs; and (ii) 12,564 PSUs.
(20)
Consists of (i) 892 shares of Common Stock owned individually; and (ii) 599 unvested RSUs that vest within 60 days. Does not include (i) 7,497 unvested RSUs; or (ii) 9,669 PSUs.
(21)
Consists of (i) 62,958 shares of Common Stock owned individually. Does not include (i) 8,091 unvested RSUs; or (ii) 11,809 PSUs.
(22)
Consists of (i) 5,572 shares of Common Stock owned individually. Does not include (i) 2,784 unvested RSUs; or (ii) 2,698 PSUs.
(23)
Consists of (i) 6,276 shares of Common Stock owned individually. Does not include (i) 5,710 unvested RSUs; or (ii) 7,264 PSUs.
(24)
Consists of (i) 214,045 shares of Common Stock owned individually and indirectly; (ii) 7,389 RSUs that vest within 60 days; and (iii) 30,155 shares of Common Stock issuable pursuant to stock options that are or become exercisable within 60 days. Does not include (i) 37,403 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days; (ii) 61,362 RSUs that are unvested; (iii) 8,548 deferred RSUs; (iv) 2,259 deferred unvested RSUs that vest within 60 days; or (v) 78,644 PSUs.

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STOCK MATTERS

Delinquent Section 16(a) reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10 percent of a registered class of our equity securities, (“Reporting Persons”) to file with the SEC reports of ownership and reports of changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons, to the Company’s knowledge, all Reporting Persons complied with all applicable requirements during fiscal year ended December 31, 2025, except for the following: (i) Mr. Hernandez (director) had one report related to a transfer of shares to a grantor retained annuity trust on March 3, 2025 that was inadvertently filed late on March 10, 2025; (ii) Mr. Cianciulli (former interim Principal Accounting Officer) had one report related to a grant of restricted stock units on April 1, 2025 that was inadvertently filed late on June 3, 2025; and (iii) Mr. McPherson (Chief Revenue Officer) had one report related to a gift of shares to a charitable donor advised fund on May 15, 2025 that was inadvertently filed late on May 20, 2025.

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EXECUTIVE OFFICERS

Set forth below is information concerning our executive officers as of the date hereof.

Name	Age	Title
Christopher R. Concannon	58	Chief Executive Officer
Ilene J. Fiszel Bieler	57	Chief Financial Officer
Dean Berry	53	Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC
Kevin M. McPherson	55	Chief Revenue Officer
Scott Pintoff	55	General Counsel and Corporate Secretary
William Quan	43	Chief Technology Officer

Christopher R. Concannon has been Chief Executive Officer since April 2023 and served as our Interim Chief Financial Officer from February 2024 until May 2024. He previously served as our President & Chief Operating Officer, from January 2019 to April 2023. Mr. Concannon has been a member of the Board of Directors since January 2019. See “Proposal 1 — Election of Directors — Director information” for a discussion of Mr. Concannon’s business experience.

Ilene J. Fiszel Bieler has served as the Company’s Chief Financial Officer since May 2024. As CFO, Ms. Fiszel Bieler is responsible for the Company’s global finance organization, including financial planning and analysis, accounting, treasury, tax, investor relations, capital management, corporate development and strategic planning. She also oversees the Company’s Marketing and Communications function, aligning financial discipline with brand, messaging and stakeholder engagement. Prior to joining the Company, she served as Executive Vice President, Global Head of Investor Relations and Chief Operating Officer of State Street Global Markets and Global Credit Finance at State Street Corporation (“State Street”), a global financial services and bank holding company, from 2022 to May 2024. She previously served as State Street’s Executive Vice President, Global Head of Investor Relations from 2020 to 2022 and Senior Vice President, Global Head of Investor Relations from 2017 to 2020. Earlier in her career, Ms. Fiszel Bieler held senior roles at Barclays plc, where she served as Head of Investor Relations and Strategy for the Americas, and at Citigroup Inc., where she was Head of Fixed Income Investor and Rating Agency Relations. Ms. Fiszel Bieler has been recognized for her leadership and impact in the financial services industry, and was most recently honored by Women in Financial Markets (WIFM) with their 2025 Pinnacle Award. She holds a Bachelor of Arts degree from the University of Arizona and a Master of Urban Planning from New York University.

Dean Berry has served as the Company’s Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC since September 2025. Mr. Berry previously served as Group Head of Workflows of the London Stock Exchange Group (“LSEG”), a global financial markets infrastructure and data provider, from January 2024 to September 2025, and as Interim Group Co-Head of LSEG Data & Analytics from December 2024 to September 2025. Prior to such roles, Mr. Berry was the Global Head of Trading & Banking Solutions of LSEG from February 2021 to February 2024, the Global Head of Trading of LSEG from November 2020 to February 2021, and Executive Managing Director, Global Head of Electronic & Hybrid Markets at BGC Partners, a global marketplace, data, and financial technology services company, from July 2017 to August 2020. Prior to BGC Partners, Mr. Berry held roles at ICAP, Bank of Ireland, Société Générale, Nordea, Dresdner Kleinwort Wasserstein and Deutsche Bank. Mr. Berry holds a BSc in Mathematics & Statistics from Coventry University.

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EXECUTIVE OFFICERS

Kevin M. McPherson has been Chief Revenue Officer since July 2023. Previously, Mr. McPherson served as Global Head of Sales from June 2014 to July 2023 and U.S. Sales Manager from January 2008 to June 2014. From March 1999 to December 2007, Mr. McPherson was a Sales Representative for the Company, running the Company’s West Coast sales and distribution effort. From June 1996 to March 1999, Mr. McPherson worked within the Emerging Markets Fixed Income Group of Scudder Stevens & Clark, where he traded emerging market fixed income securities and supported portfolio administration. Mr. McPherson began his career at State Street Bank & Trust, where he worked from June 1994 to June 1996 as an accountant and auditor for fixed income and equities portfolios. Mr. McPherson received a B.A. in business administration from the University of Maine.

Scott Pintoff has been General Counsel and Corporate Secretary of MarketAxess since February 2014. In this role, Mr. Pintoff is responsible for the legal and compliance departments, as well as the regulatory affairs of the Company. Prior to joining MarketAxess, Mr. Pintoff was General Counsel and Corporate Secretary at GFI Group, a position he held since 2003. At GFI, Mr. Pintoff was responsible for all legal, regulatory and compliance matters, including GFI’s initial public offering, all major acquisitions and implementation of the Dodd-Frank Act. Mr. Pintoff joined GFI Group in 2000 as Associate General Counsel. Prior to GFI, Mr. Pintoff was at Dewey Ballantine LLP from 1996 to 2000 within the mergers and acquisitions group. Mr. Pintoff received a B.A. (Honors) from Wesleyan University and a J.D from the New York University School of Law.

William Quan has been the Company’s Chief Technology Officer since March 2026. Previously, he served as Chief Technology Officer of Fleete Group, a provider of electric vehicle smart charging infrastructure and technology for commercial fleets, since November 2022, where he also served as a member of the Executive Committee and a Director of Fleete Assets UK. Fleete Group was spun out from Macquarie Asset Management, a global asset manager, in November 2024, where Mr. Quan previously served as Chief Technology Officer, Fleete Group within Macquarie Asset Management, Green Investments from November 2022 to November 2024. From January 2020 to October 2022, Mr. Quan served as Principal Solutions Architect, Global Financial Services at Amazon Web Services (AWS), where he served as Head of Partner Solutions Architecture and Field CTO for top global financial services customers. Prior to that, Mr. Quan served as Executive Director, CIB Digital Platform and Services at JPMorgan from 2014 to 2019, where he was a global leader in artificial intelligence, machine learning and strategic digital markets initiatives. Mr. Quan previously held various technology and platform leadership positions at Deutsche Bank, including Head of Autobahn Core Platform Services, Markets Electronic Trading. Mr. Quan holds a Bachelor of Commerce in Finance and Information Systems from the University of New South Wales, Sydney.

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A LETTER FROM OUR COMPENSATION AND TALENT COMMITTEE

Dear Fellow Stockholders,

As members of MarketAxess’ Compensation and Talent Committee (the “Compensation Committee”), we endeavor to create an executive compensation program that is performance-based, directly correlated with business and financial results, and designed to attract, reward and retain high caliber executives.

In 2025, we received strong positive feedback from stockholders on our compensation program. The 2025 say-on-pay proposal received 98% support. The Compensation Committee seeks to include the input of our stockholders in the regular evaluation of our programs and welcomes continued stockholder feedback regarding our executive compensation practices. We remain determined to understand your perspectives and committed to considering constructive changes in response to your feedback.

Our compensation program is designed to reward the short-term and long-term success of the Company. The Company’s 2025 NEO cash incentives were tied to both 2025 adjusted operating income and the executive’s individual performance, including contributions to the Company’s strategic objectives. The Company’s 2025 equity incentives, granted in February 2026, were comprised 50% of performance stock units (“PSUs”), which measure a combination of U.S. credit market share, revenue growth excluding U.S. credit and operating margin, over a subsequent three-year performance period.

The structure of our performance equity awards has significantly aligned our stockholder interests and the compensation of our NEOs. For example, the performance equity awards that were granted in 2023 paid out in early 2026 at 43% of target.

Our Compensation Committee is and will remain committed to the ongoing evaluation and improvement of our executive compensation program. We look forward to continuing the dialogue and encourage you to reach out with any questions or concerns related to our program before making your voting decision. Thank you for your investment in MarketAxess.

Submitted by the Compensation and
Talent Committee of the Board of
Directors:

Nancy Altobello – Chair
Stephen P. Casper
Kourtney Gibson
Carlos M. Hernandez

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program and provides an overview of the Company’s pay for performance methodology and compensation decisions for the following NEOs:

Named Executive Officers

Name	Title
Christopher R. Concannon	Chief Executive Officer
Ilene J. Fiszel Bieler	Chief Financial Officer
Dean Berry	Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC
Kevin M. McPherson	Chief Revenue Officer
Naineshkumar S. Panchal	Former Chief Information Officer
Christophe Roupie	Former Head of EMEA & APAC

Mr. Panchal’s employment was terminated by the Company without Cause effective April 1, 2026. Mr. Panchal received only the severance payments and benefits that he was entitled to under his pre-existing Severance Protection Agreement, dated March 1, 2022, with no enhancements or discretionary add-ons. Mr. Roupie’s employment was terminated by the Company without Cause effective August 20, 2025. Mr. Roupie received only the severance payments and benefits that he was entitled to under his pre-existing Severance Protection Agreement, dated July 31, 2020, with no enhancements or discretionary add-ons. Both Mr. Panchal and Mr. Roupie are included as NEOs in this CD&A in accordance with SEC rules. See “Executive compensation — Employment agreements and severance arrangements with our Named Executive Officers.”

Basis of presentation

Messrs. Berry and Roupie are located in the U.K., and the components of their compensation were paid in British pounds. Throughout this CD&A, for purposes of this disclosure, these components were converted to U.S. dollars using the exchange rate of 1.3186, which is the average exchange rate for the year ended December 31, 2025. Mr. Berry received certain equity awards in connection with his hire which were denominated in British pounds. In determining the number of shares underlying such awards, those awards were converted to U.S. dollars using the spot exchange rate as of the grant date and awarded in units of our common stock. As a result, the dollar values of equity awards discussed in this CD&A, which are presented using the average annual exchange rate, may differ from the grant date fair values reported in the Summary Compensation Table, which are computed in accordance with FASB ASC Topic 718.

Responding to stockholders; evolving pay practices

Say-on-Pay support

Our annual say-on-pay vote (“Say-on-Pay”) is one of our opportunities to receive feedback from stockholders regarding our executive compensation program. At the 2025 Annual Meeting, approximately 98% of the votes cast approved the Say-on-Pay proposal, consistent with our historical rate of support. The Company periodically conducts outreach with our stockholders to better understand investors’ perspectives on our compensation program and incorporate their feedback.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive summary

MarketAxess 2025 performance overview

In 2025, we made strong progress with our new initiatives across our three strategic channels. Below are select highlights from each of these channels:

•
Client-initiated trading, 24% increase in block trading ADV to a record $5 billion, including 18% growth in U.S. credit, 27% growth in emerging markets and 66% growth in eurobonds.
•
Portfolio trading, 48% increase in total portfolio trading ADV to record $1.4 billion with record U.S. credit portfolio trading ADV of $1.1 billion, an increase of 43%. Record U.S. credit portfolio trading market share of 19%, an increase of 270 basis points.
•
Dealer-initiated trading, 33% increase in dealer-initiated ADV to $1.7 billion, including a 29% increase in dealer RFQ ADV and a 102% increase in Mid-X ADV with the launch of the Mid-X protocol in September 2025.

We had record total revenues of $846.3 million, up 4% from 2024, and total expenses of $504.4 million, up 6% from 2024. We had record commission revenue, including record emerging markets, up 10% from 2024, record eurobonds, up 10% from 2024 and record U.S. Government bonds, up 13% from 2024. We also had record services revenue (consisting of combined information, post-trade and technology services revenue) of $111.6 million, up 6% from 2024. Total revenues included an increase of approximately $4.6 million from the impact of foreign currency fluctuations. Total expenses included an increase of approximately $4.5 million from the impact of foreign currency fluctuations. We had diluted earnings per share of $6.64 on net income of $246.9 million in 2025, compared to diluted earnings per share of $7.28 on net income of $274.2 million in 2024. Operating income was $341.8 million, compared to $340.9 million in 2024.

Elements of executive compensation

Our NEO’s compensation is comprised of base salaries and annual cash and equity incentives. The combination of these elements enables us to offer a competitive, cost-effective compensation program that balances variable, or at-risk, compensation with prudent risk-taking and the interests of our stockholders. Equity awards may be granted on an annual basis or as one-time awards, including multi-year awards that are attributed over multiple years of compensation. We believe that equity awards serve as an important part of an NEO’s compensation in that they further ensure alignment of the NEO’s interests with those of our stockholders.

Annual variable cash and equity compensation gives the Compensation Committee the flexibility to tie NEO compensation to individual and corporate performance, which is an important element of our pay philosophy and each NEO’s compensation. The charts and table below summarize the elements of our compensation program as in effect for fiscal year 2025 and how each element supports the Company’s compensation objectives:

Christopher R. Concannon

66% Equity
Incentive
11% Salary
23% Cash
Incentive

Average of All Other NEOs [1]

53% Equity Incentive
16% Salary
29% Cash Incentive

______________________________

(1) Excludes Mr. Berry, who joined the Company effective September 29, 2025, and Mr. Roupie, whose employment with the Company was terminated effective August 20, 2025.

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COMPENSATION DISCUSSION AND ANALYSIS

Component		Performance Link	Description
Base Salary	Cash	N/A	• Provides a consistent minimum level of compensation that is paid throughout the year at a cost-effective level for the Company
Annual Cash Incentive	Cash	Adjusted operating income (75% for Mr. Concannon; 50% for all other NEOs)	• Performance-based cash incentive opportunity • Rewards short-term performance in a framework that discourages excessive risk-taking
Individual performance and contributions to strategic objectives (25% for Mr. Concannon; 50% for all other NEOs)
Long-Term Annual Equity Incentive	50% PSUs	U.S. credit market share (1/3rd)

• Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals

• Three-year performance periods with one-year calculation periods

• Targets for years two and three are generally linked to prior year’s targets or results

• Cliff-vest after three years

Revenue growth excluding U.S. credit (1/3rd)
Operating margin (1/3rd)
	50% Time vested equity (RSUs and stock options)	Stock price performance

• Stock-based awards establish direct alignment with our stock price performance and stockholder interests

• Mr. Concannon receives half of his annual long-term equity award that is time-based in RSUs and the other half in stock options

•  The other NEOs receive this portion of their award all in RSUs

• Vest ratably over three years

The NEOs also receive standard employee benefits, including healthcare, life insurance, disability and retirement savings plans. The NEOs do not generally receive any significant perquisites. See “Other Benefits; Perquisites.”

The structure of our performance equity awards is aimed to significantly align stockholder interests and the compensation of our NEOs. For example, the performance equity awards that were granted in 2023 paid out in early 2026 at 43% of target. See “— 2025 compensation detail — Annual long-term equity incentives — Funding of the 2023 performance awards” for more information.

2025 compensation decisions

A significant portion of each NEO’s compensation is dependent on our financial performance.

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COMPENSATION DISCUSSION AND ANALYSIS

The annual cash incentives granted under our compensation program are tied to the Company’s adjusted operating income. The Company generated $398.1 million of adjusted operating income in 2025, which was below our 2025 internal target goal of $422.7 million. Accordingly, the cash incentive plan pool funding was lower than budgeted. See “Appendix A–Reconciliation of Non-GAAP Amounts” for a reconciliation of adjusted operating income to operating income, a non-GAAP measure. Further details about how the adjusted operating income affected the NEO’s cash incentive can be found under “— 2025 compensation detail — Annual cash incentives” below. The remainder of each NEO’s annual cash incentive awards for 2025 was determined by the Compensation Committee’s assessment of each NEO’s attainment of quantitative and qualitative performance criteria, which include contributions to the Company’s strategic objectives.

Our annual long-term equity incentives are stock-based awards that establish direct alignment with our stock price performance and stockholder interests. 50% of the NEOs annual long-term equity incentives are comprised of performance stock units with performance criteria based on U.S. credit market share, revenue growth excluding U.S. credit and operating margin. The amount awarded to each of the NEOs is based upon the NEO’s individual performance and may be further informed by benchmark data.

2025 Total Compensation Summary (000's)
	Annualized 2025	2025 Incentive			Annualized 2025
Name	Base Salary	Cash	Equity	Total	Total Compensation [1]
Christopher R. Concannon	$750	$1,525	$4,475	$6,000	$6,750
Ilene J. Fiszel Bieler	$500	$1,000	$1,700	$2,700	$3,200
Dean Berry [2]	$738	–	–	–	$738
Kevin M. McPherson	$450	$850	$1,500	$2,350	$2,800
Naineshkumar S. Panchal [3]	$450	$800	$1,350	$2,150	$2,600
Christophe Roupie [4]	$488	–	–	–	$488

(1)
“Annualized 2025 Total Compensation” differs from the figures shown in the total column of the table under “Executive compensation —Summary compensation table.” The Summary Compensation Table reflects the full grant date value of any equity award received by the NEOs in the year actually granted, in accordance with FASB ASC Topic 718.
(2)
Mr. Berry joined the Company as Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC, effective September 29, 2025. Mr. Berry’s annualized base salary and annualized 2025 total compensation is shown in the table above. Due to his start date, Mr. Berry was not eligible to receive an annual cash bonus or an annual equity incentive for 2025. However, pursuant to his Contract of Employment, Mr. Berry received cash and equity make-whole and lost opportunity awards, the values of which are not included in the table above, which were economically equivalent to compensation Mr. Berry forfeited or was otherwise expected to receive from his former employer. Refer to “Executive compensation —Summary compensation table” for the amounts actually paid to Mr. Berry in 2025.
(3)
Mr. Panchal’s employment was terminated by the Company without Cause effective April 1, 2026. See “Severance and change in control arrangements” below. Mr. Panchal's equity includes $250,000 from a previously granted multi-year equity award. See “Multi-year and one-time awards” below.
(4)
Mr. Roupie's employment was terminated by the Company without Cause effective August 20, 2025. See “Severance and change in control arrangements” below. Mr. Roupie’s annualized base salary and annualized 2025 total compensation is shown in the table above; refer to “Executive compensation —Summary compensation table” for the amounts actually paid to Mr. Roupie in 2025.

Executive compensation practices and governance

Principles and strategy

Our executive compensation program is designed to promote the following core principles that are aligned with our Company’s business strategy:

•
Alignment: we align Company and individual performance and decision-making with long-term stockholder value creation;
•
Retention: attract, reward and retain high caliber executives;

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COMPENSATION DISCUSSION AND ANALYSIS

•
Motivation: motivate high performance from our NEOs by offering greater incentives for superior performance and reduced awards for underperformance;
•
Prudence: discourage imprudent risk-taking by avoiding undue emphasis on any one metric or short-term goals; and
•
Fairness: be transparent and fair to both our NEOs and our stockholders.

We believe these principles have served us well for many years, but we continue to periodically seek feedback on our executive compensation program from our stockholders.

Our compensation principles place a majority of our executive officers’ compensation at risk and emphasize incentives tied to individual and Company performance, as well as continued service. As a result, the only fixed compensation paid is base salary, which represented 11% of Mr. Concannon’s total compensation and no more than 16% of the other NEOs’ (excluding Messrs. Berry and Roupie) total compensation in 2025. We also seek to promote long-term commitments from our NEOs because we believe that continuity of the Company’s leadership team benefits both the Company and our stockholders. As such, we utilize long-term (three- to five-year) equity incentives in conjunction with short-term incentives (performance-based annual cash awards). Ultimately, the value realized by our NEOs from our equity incentive awards will depend on our financial performance, changes in our Common Stock price and satisfaction of an award’s vesting schedule. Taken together, we believe these factors help create a comprehensive scheme that both reinforces our long-term performance-based orientation and is aligned with the interests of our stockholders.

Best practices

Our pay practices align with our compensation principles and facilitate our implementation of those principles. They also demonstrate our commitment to sound compensation and governance policies.

Compensation Policies and Practices
What We Do	What We Avoid

✓ Emphasis on performance-based compensation

✓ Maintain robust clawback policies, including for time-based awards in cases of detrimental misconduct

✓ Stock ownership guidelines

✓ Use of long-term equity awards that align with stockholder interests

✓ Automatic reduction of severance payments subject to §280G excise tax

✓ Regular engagement with stockholders

✓ Dividends and dividend equivalents on restricted stock and RSUs are paid only when the awards vest

✓ Engage independent compensation consultants

X  No guaranteed bonuses, except for new hires

X No supplemental executive retirement plans (SERPs)

X No single-trigger change in control benefits

X No §280G excise tax “gross-up” benefits

X No recycling of options or stock appreciation rights

X No “repricing” underwater options without

stockholder approval

X No hedging or pledging of MarketAxess stock

X No significant perquisites or other personal benefits for NEOs

Role of the Compensation Committee

The Compensation Committee administers the compensation program for our NEOs. The Compensation Committee reviews all components of compensation (both cash and equity) and decides which elements of compensation, if any, should be adjusted or paid based on corporate and individual performance results and competitive benchmark data. The Compensation Committee also determines performance award payouts for the prior fiscal year based on actual results against performance goals.

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COMPENSATION DISCUSSION AND ANALYSIS

In performing its duties, the Compensation Committee, among other things:

•
annually reviews competitive compensation data, recent compensation trends and any other relevant market data obtained by its compensation consultants and considers the impact on our compensation architecture, policies and strategies;
•
reviews all compensation earned by each NEO, including future equity incentive opportunities;
•
consults with the compensation consultants and full Board regarding market and performance data when considering decisions concerning the structure and amount of our CEO’s compensation;
•
considers the recommendations of our CEO relating to the performance of our NEOs (other than himself) and the recommendations of its compensation consultants relating to market data and compensation trends when considering decisions concerning the structure and amount of compensation of our NEOs;
•
assists the Board in its oversight of the development and implementation of the Company’s talent strategy.

The Compensation Committee’s function is fully described in its charter, which is available on our corporate website at www.marketaxess.com under “Investor Relations – Governance – Governance Documents.” In performing its duties, the Compensation Committee receives assistance from management and our independent compensation consultants. The Compensation Committee recommends compensation decisions for the CEO to the full Board of Directors for approval. With respect to the compensation of the other NEOs, the Compensation Committee’s decisions are reviewed by our full Board of Directors.

Role of independent compensation consultants

Pursuant to its charter, the Compensation Committee may retain and terminate any consultant or other advisor, as well as approve the consultant or other advisor’s fees and other engagement terms. For fiscal year 2025, the Compensation Committee retained FW Cook as its independent compensation consultant for purposes of advising on executive compensation. Representatives from FW Cook attended Compensation Committee meetings, participated in executive sessions and communicated directly with the Compensation Committee. During 2025, FW Cook provided the following services to the Compensation Committee:

•
Executive Compensation Design – Provided the Compensation Committee with executive compensation design suggestions and alternatives;
•
Pay Analysis – Reviewed and benchmarked competitive market pay levels with respect to 2025 compensation for our Executive Committee, including the NEOs;
•
Peer Group Construction – Reviewed and recommended changes to the Company’s peer group composition (as discussed below in Peer Group); and
•
General Advice/Compliance – Provided general compensation-related recommendations to the Compensation Committee and performed other services, including providing advice regarding regulatory and advisory compliance issues, CEO succession and other governance issues.

FW Cook also advised the Compensation Committee with regard to the compensation for our Board of Directors and the executive compensation risk assessment. See “Corporate governance and board matters — Director compensation” and “— Compensation risk assessment” for more information.

FW Cook reported directly, and is directly accountable, to the Compensation Committee. The Compensation Committee assessed the independence of FW Cook pursuant to SEC rules and determined that its work did not raise any conflicts of interest. The Compensation Committee will continue to monitor the independence of its compensation consultant on an annual basis.

Role of senior management

Senior management, including the CEO and Chief Human Resources Officer, make recommendations for the meeting agendas and prepare the materials for Compensation Committee meetings and attend those meetings, other than during executive session. Other senior managers, such as the General Counsel & Corporate Secretary,

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COMPENSATION DISCUSSION AND ANALYSIS

may also assist in the preparation or presentation of relevant material. In 2025, Mr. Concannon, CEO, made recommendations regarding the annual compensation for NEOs, other than himself, to the Compensation Committee for consideration. No member of management is present in the Compensation Committee meetings when matters related to their individual compensation are under discussion.

Compensation risk assessment

The Compensation Committee is responsible for reviewing and assessing potential risk arising from the Company’s compensation policies and practices. The Compensation Committee regularly reviews the Company’s compensation policies and practices to ascertain any potential material risks that may be created by the Company’s compensation programs. FW Cook provided the Compensation Committee an assessment of the effectiveness of all major components of the Company’s compensation programs, including the mix between annual and long-term compensation; short and long-term incentive program design; incentive plan performance criteria and corresponding objectives; its clawback policy; and its stock ownership guidelines. The Compensation Committee’s review includes the compensation practices for our entire employee base to ensure that our pay practices, compensation programs and business strategies do not motivate imprudent risk-taking by any employee.

The Compensation Committee considered these items in determining the appropriate compensation programs for the Company. The Company utilizes many design features that mitigate the likelihood of encouraging excessive risk-taking behavior. Among these design features are the use of:

•
Equity compensation with long-term vesting (three- to five-years);
•
Holding periods or cliff-vesting for certain long-term equity awards;
•
Clawback policies;
•
Stock ownership guidelines;
•
The Compensation Committee’s ability to exercise downward discretion in determining payouts, including after consideration of regulatory, compliance and legal issues; and
•
Training on our Code of Conduct and other policies that educate our employees on appropriate behaviors and the consequences of taking inappropriate actions.

Based on the foregoing, the Compensation Committee and management agree that our compensation policies and practices do not encourage excessive risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company. We believe that our compensation programs do not provide incentives that encourage risk-taking beyond the Company’s ability to effectively identify and manage significant risks and is compatible with the internal controls and the risk management practices of the Company.

How we determine pay levels

Peer group

The Compensation Committee assesses the Company’s financial performance and executive compensation competitiveness against a group of peer companies that it selects based on input from FW Cook. A key objective of our executive compensation program is to ensure that the total compensation package and structure that we provide to our NEOs is competitive with the companies with whom we compete for executive talent. The 2025 peer group consisted of companies that are similar to the Company in terms of competitive positioning, financial size, operating characteristics, market sector or industry classification. FW Cook engages with the Compensation Committee to review the peer group annually and periodically make changes.

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COMPENSATION DISCUSSION AND ANALYSIS

In 2025, FW Cook completed an annual review of the composition of our peer group. Factors considered in determining the peer group (“Peer Group”) included:

•
financial size (e.g., revenue, market capitalization, operating income);
•
whether companies compete with us for clients, executives or other employee talent;
•
market sector, asset class or product offering;
•
peers of peers, as well as peers designated by shareholder advisory firms in their annual reviews; and
•
reviewing the broader market for additional firms in financial services, IT services and software industries, based on relative revenue, market capitalization and operating income similarity.

For 2025, our Peer Group was comprised of the following firms:

2025 Peer Group
ACI Worldwide, Inc.	Guidewire Software, Inc.	SEI Investments Company
BGC Group	Hercules Capital, Inc.	Tradeweb Markets Inc.
Cboe Global Markets, Inc.	Morningstar, Inc.	Virtu Financial, Inc.
Clearwater Analytics Holdings, Inc.	MSCI Inc.	Virtus Investment Partners, Inc.
Cohen & Steers, Inc.	nCino, Inc.	WisdomTree Investments, Inc.
Factset Research Systems, Inc.	Q2 Holdings Inc.

In 2025, we added Clearwater Analytics Holdings, Inc. (“Clearwater Analytics”) and Virtus Investment Partners, Inc. (“Virtus”) to, and removed AssetMark Financial Holdings, Inc. (”AssetMark”), Envestnet, Inc. (“Envestnet”), Fair Isaac Corporation (“Fair Isaac”) and Nasdaq, Inc. (“Nasdaq”) from, our Peer Group. We made these changes because: (a) Clearwater Analytics has a similar market capitalization and revenues as MarketAxess; (b) Virtus has a similar market capitalization and revenues as MarketAxess; (c) AssetMark was acquired by GTCR; (d) Envestnet was acquired by Bain Capital; (e) Fair Isaac Corporation has an outsized market capitalization relative to MarketAxess; and (f) Nasdaq has outsized revenues and market capitalization relative to MarketAxess.

Benchmarking — importance and process

In addition to the peer group, FW Cook also used leading industry compensation surveys for the financial services and financial technology sectors for benchmarking purposes. The surveys provide a broader view of compensation levels and trends, which is useful in combination with the Peer Group data. The Compensation Committee considered this data, in conjunction with the Company’s performance and each NEO’s individual performance, contribution and expertise in determining how each NEO is paid vis-à-vis the recommended market data.

2025 compensation detail

Elements of executive compensation

The compensation structure for our NEOs is comprised of base salaries and annual cash and equity incentives. The combination of these elements enables us to offer a competitive, cost-effective compensation program that balances variable, or at-risk, compensation with prudent risk-taking and stockholder interests. Equity awards may be granted on an annual basis or as one-time awards, including multi-year awards, that are attributed over multiple years of compensation. We believe that equity awards serve as an important part of an NEO’s compensation in that they further ensure alignment of the NEO’s interests with those of our stockholders.

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COMPENSATION DISCUSSION AND ANALYSIS

Annual variable cash and equity compensation gives the Compensation Committee the flexibility to tie NEO compensation to individual and corporate performance, which is an important element of our pay philosophy and each NEO’s compensation.

The NEOs also receive standard employee benefits including healthcare, life insurance, disability and retirement savings plans. The NEOs do not generally receive any significant perquisites. See “Other Benefits; Perquisites.”

Pay mix

We believe that the balance among pay components in our compensation program design mitigates against a focus on short-term results and decreases the potential for excessive or inappropriate risk-taking (see “Executive compensation practices and governance — Compensation risk assessment” above). An overview of the elements of pay provided to Mr. Concannon and, on average, to the other NEOs (excluding Messrs. Berry and Roupie) for fiscal year 2025 is as follows:

______________________________

(1) Excludes Mr. Berry, who joined the Company effective September 29, 2025, and Mr. Roupie, whose employment with the Company was terminated effective August 20, 2025.

Base salary

Base salary is the only fixed component of our NEOs’ total cash consideration and is intended to provide a minimum consistent level of compensation throughout the year at a cost-effective level for the Company. We avoid automatic base salary increases and any historical increases have been infrequent.

For 2025, the base salary of each of Mr. Concannon, Ms. Fiszel Bieler, and Messrs. Berry, McPherson, Panchal and Roupie were $750,000, $500,000, $738,416, $450,000, $450,000 and $487,882, respectively. As applicable, there were no changes to these base salaries from 2024, except that Ms. Fiszel Bieler's base salary was increased by $50,000. The Compensation Committee believes that the increase in her base salary was warranted to position her base salary closer to market median. Messrs. Berry and Roupie were not NEOs in 2024.

Annual cash incentives

The NEO’s annual cash incentives are designed to reward short-term performance in a framework that discourages excessive risk-taking.

The chart below summarizes each NEO’s 2025 target annual cash incentive, along with the funding as a percentage of target for both the adjusted operating income and individual performance portions and the actual payout amounts for the year ended December 31, 2025.

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COMPENSATION DISCUSSION AND ANALYSIS

2025 Cash Incentive Summary (000's)
		Funding as a Percentage of Target
Name	Target Cash Incentive	Adjusted Operating Income [1]	Individual	Total [2]	2025 Cash Incentive
Christopher R. Concannon	$1,775	94%	61%	86%	$1,525
Ilene J. Fiszel Bieler	$850	94%	141%	118%	$1,000
Dean Berry [3]	–	–	–	–	–
Kevin M. McPherson	$950	94%	85%	89%	$850
Naineshkumar S. Panchal [4]	$1,075	94%	55%	74%	$800
Christophe Roupie [5]	$574	–	–	–	–

(1)
Adjusted Operating Income is defined as operating income before (i) unplanned inorganic activity and (ii) the impact of cash incentives. It may also be adjusted to reflect charges for restructurings, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgments, settlements and the effects of accounting or tax law changes. See “Appendix A – Reconciliation of Non-GAAP Amounts” for a reconciliation of adjusted operating income to operating income.
(2)
Funding as a percentage of target is determined as follows: (i) for Mr. Concannon, 75% is based on adjusted operating income and 25% is based on individual performance and contributions to strategic objectives; and (ii) for the other NEOs, 50% is based on adjusted operating income and 50% is based on each NEO’s individual performance and contributions to strategic objectives.
(3)
Mr. Berry joined the Company as Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC, effective September 29, 2025. Due to his start date, Mr. Berry was not eligible to receive an annual cash bonus for 2025. Pursuant to the terms of his Contract of Employment, he received a cash make-whole award and cash lost opportunity award, which were economically equivalent to compensation Mr. Berry forfeited or was otherwise expected to receive from his former employer. See “—Multi-year and one-time awards” below.
(4)
Mr. Panchal's employment was terminated by the Company without Cause effective April 1, 2026. See “Severance and change in control arrangements” below.
(5)
Mr. Roupie's employment was terminated by the Company without Cause effective August 20, 2025. See “Severance and change in control arrangements” below. Following the termination of his employment, Mr. Roupie received only the severance payments and benefits that he was entitled to under his pre-existing Severance Protection Agreement, dated July 31, 2020, with no enhancements or discretionary add-ons. See “Executive Compensation — Potential Termination or change in control payments and benefits” below for the amounts actually paid to Mr. Roupie in 2025.

The Compensation Committee increased the percentage of Mr. Concannon’s annual cash incentive tied to adjusted operating income performance from 60% to 75% for the fiscal year 2025. As a result, in 2025, 75% of Mr. Concannon’s annual cash incentive, and 50% of the other NEO’s respective annual cash incentives, was directly linked to the Company’s adjusted operating income results. This performance metric is different than the performance metrics used for the Company’s annual long-term equity incentive awards. The other 25% or 50%, as applicable, of the annual cash incentive for our NEOs was based on the executive’s individual performance (see “2025 individual performance” below). For 2025, the NEOs’ cash incentives were paid out of the 2009 Employee Performance Incentive Plan (the “Employee Cash Incentive Plan”).

2025 adjusted operating income performance

As detailed in the table below, our adjusted operating income was $398.1 million and resulted in funding of 94% for the portion of each executive officer’s cash award payable based on adjusted operating income results. The Committee established a target of $422.7 million, approximately 8% above last year’s result of $392.2 million, to ensure a rigorous performance objective for the management team. Payouts for performance between the levels shown in the table are determined by linear interpolation.

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COMPENSATION DISCUSSION AND ANALYSIS

Adjusted Operating Income Performance Grid (millions)
Performance	Adjusted Operating Income [1]	Payout
150% of Target or Higher	≥$634.1	150%
125% of Target	$528.4	125%
100% of Target	$422.7	100%
2025 Actual	$398.1	94%
75% of Target	$317.0	75%
50% of Target	$211.4	50%
25% of Target	$105.7	25%
0% of Target	$0.0	0%

(1)
Adjusted Operating Income is defined as operating income before (i) unplanned inorganic activity and (ii) the impact of cash incentives. It may also be adjusted to reflect charges for restructurings, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgments, settlements and the effects of accounting or tax law changes. See “Appendix A – Reconciliation of Non-GAAP Amounts” for a reconciliation of adjusted operating income to operating income.

2025 individual performance

In connection with the determination of each NEO’s annual cash incentive award, the Board and the Compensation Committee, as applicable, assessed individual performance. Individual performance is reflective of an individual’s attainment of quantitative and qualitative performance criteria, which include contributions to the Company’s strategic objectives. The Compensation Committee believes this component provides an opportunity to evaluate the quality of individual results on an annual basis.

The Compensation Committee assessed contributions to the Company’s growth strategy of our NEOs based on our strategic objectives:

2025 Strategic Objectives
Growth Through Market Share Gains in Core Products	Build a Scalable and Resilient Business
Growth Through Product and Geographic Expansion	Deliver Best-in-Class Post-Trade and Regulatory Reporting
Deliver Innovative Fixed-Income Trading and Data Solutions	Growth Through Corporate Development and M&A
Deliver Best-in-Class Customer Service	Attract, Develop and Retain Top Talent and Continue to Promote a High-Performing Culture
Deliver Operational Excellence

These goals are intended to ensure the long-term stability of the Company and alignment between NEO’s compensation and the Company’s long-term strategic goals.

The NEOs included in the table below were credited with contributions aligning to our growth strategy, including the contributions summarized below:

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COMPENSATION DISCUSSION AND ANALYSIS

2025 Individual Performance Considerations
Christopher Concannon
•
Delivered 4% growth in revenue to a record $846 million, including 8% growth in non-U.S credit revenue. (Growth Through Product and Geographic Expansion)
•
Delivered record total U.S. credit average daily volume (“ADV”) of $8.7 billion. (Growth Through Market Share Gains in Core Products)
•
Delivered record total global ADV of $42 billion. (Growth Through Market Share Gains in Core Products)
•
Delivered record ADV across U.S. high-grade, up 5%, emerging markets, up 14%, eurobonds, up 20%, municipal bonds, up 15%, and rates, up 15%, each compared to 2024. (Growth Through Product and Geographic Expansion)
•
Delivered record portfolio trading ADV, up 48% compared to 2024. (Deliver Innovative Fixed-Income Trading and Data Solutions)
•
Continued to enhance X-Pro portfolio trading solution driving a 43% increase in U.S. credit portfolio ADV. (Growth Through Product and Geographic Expansion)
•
Launched targeted RFQ block solution for the client-initiated channel. (Deliver Innovative Fixed-Income Trading and Data Solutions)
•
Launched Mid-X dealer-initiated solution in U.S. credit, improving dealer access to liquidity and increasing workflow efficiency. (Deliver Innovative Fixed-Income Trading and Data Solutions)
•
Delivered record services revenue of $111 million, representing an increase of 6%. (Growth Through Product and Geographic Expansion)
•
Launched fixed-income's first closing auctions, designed to improve pricing and liquidity. (Deliver Innovative Fixed-Income Trading and Data Solutions)
•
Launched the first fully electronic workflow for the trading of Indian Government Bonds to international investors. (Deliver Innovative Fixed-Income Trading and Data Solutions)
•
Completed the acquisition of a majority stake in RFQ-hub, a bilateral multi-asset and multi-dealer RFQ platform with a focus on equity and fixed-income listed and OTC derivatives, structured products and exchange-traded funds. (Growth Through Corporate Development and M&A)
•
Launched strategic data sharing partnerships with S&P Global Market Intelligence and FactSet. (Deliver Innovative Fixed-Income Trading and Data Solutions)
•
With our ongoing technology modernization and following a comprehensive review of the Company’s strategic outlook, introduced medium-term financial targets for average annual total revenue growth and average annual operating margin expansion (Deliver Operational Excellence)
•
Continued enhancement of Company leadership with the significant additions of Dean Berry (Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC) and Spencer Lee (Head of Client Products, Americas) (Attract, Develop and Retain Top Talent and Continue to Promote a High-Performing Culture)

Ilene Fiszel Bieler
•
Spearheaded analysis and presented a recommendation to the Board to increase the Company’s stock repurchase authorization by $400 million and execute a $300 million accelerated stock repurchase program; The Company achieved a 246% payout ratio (dividends and repurchases) on trailing twelve-month net income. (Deliver Operational Excellence)
•
Led the redesign of the multiyear operating plan process, introducing greater rigor in revenue and expense planning and establishing firmwide medium-term financial targets. (Deliver Operational Excellence)
•
Led a firm-wide productivity program, actively managed through resource discipline and expense management initiatives driving an approximately $16 million reduction in 2025 expenses. (Deliver Operational Excellence)
•
Reduced vendor spend by 10% compared to 2024, delivering meaningful improvement to expense budget. (Deliver Operational Excellence)
•
Redesigned quarterly business review process and materials to improve and drive accountability. (Build a Scalable and Resilient Business)
•
Enhanced transparency on key performance metrics and further strengthened the clarity of disclosures, enabling stockholders to gain deeper insight into financial and operational drivers. (Build a Scalable and Resilient Business)
•
Expanded leadership scope to include Global Marketing and Communications, strengthening cross-functional alignment and execution. (Deliver Operational Excellence)
•
Advanced a high-performance culture and realized operational efficiency gains through disciplined organizational restructuring and the elevation of high-potential talent. (Attract, Develop and Retain Top Talent and Continue to Promote a High-Performing Culture)
•
Enhanced transparency on key performance metrics and further strengthened the clarity of disclosures, enabling stockholders to gain deeper insight into financial and operational drivers. (Build a Scalable and Resilient Business)

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COMPENSATION DISCUSSION AND ANALYSIS

Kevin McPherson
•
Delivered revenue records: (i) Total revenue of $846 million (up 4% compared to 2024), (ii) Commission revenue of $735 million (up 3% compared to 2024) and (iii) emerging markets, Eurobonds and U.S. treasuries. (Growth Through Product and Geographic Expansion)
•
Delivered ADV records : (i) Total ADV of $42 billion (up 13% compared to 2024), (ii) Total credit (excluding single dealer portfolio trades) of $15.6B (up 10% compared to 2024), (iii) Credit (including single dealer portfolio trades) of $16 billion (up 11% compared to 2024) and (iv) U.S. high-grade and U.S. high yield bonds (including single dealer portfolio trades), emerging markets, eurobonds, municipal bonds, U.S. treasuries, Automation, Axess IQ, and Portfolio Trading. (Growth Through Product and Geographic Expansion)
•
Grew emerging markets volumes to record levels and crossed over $1 trillion in annual volume.[1] (Growth Through Product and Geographic Expansion)
•
Led the global sales team to over 15,000 client meetings and several international events including open forums. (Deliver Best-in-Class Customer Service)
•
Strategically re-structured the sales teams as Core Credit US IG and HY (Dealer and Client), Market Specific Teams (EM, Rates and Munis) and International Sales (EMEA & APAC), with a focus on making key hires (Core Credit Client Sales), investing in top talent and created a dedicated emerging markets specialist group (Deliver Best-in-Class Customer Service)
•
Focused on cross-department collaboration across various teams, including working with the product team on client enhancement requests and delivery tracking. (Deliver Best-in-Class Customer Service)

Nash Panchal
•
Technology Modernization: Delivered the enhanced X-Pro solution for RFQ trading in Europe and advanced the X-Pro Portfolio Trading solution for U.S. and European clients, resulting in notable market share growth. Modernized Post Trade ARM reporting to a cloud-native solution, delivering significant scalability and flexibility. (Growth Through Product and Geographic Expansion)
•
Product Innovation: Launched MarketAxess Closing Auctions on a modern technology stack, introducing a new protocol to the market. (Deliver Innovative Fixed-Income Trading and Data Solutions)
•
Infrastructure Transformation: Progressed the broad overhaul of private cloud infrastructure, implementing new hardware, virtualization, and operating systems to achieve greater scalability and cost efficiency. (Deliver Operational Excellence)
•
M&A Integration: Successfully integrated RFQ-hub acquisition including complete infrastructure rebuild. Continued integration of Pragma infrastructure, applications and talent. (Growth Through Corporate Development and M&A)
•
Risk Management: Strengthened technology risk management, including upgrades to the cyber program. (Build a Scalable and Resilient Business)
•
AI Adoption: Accelerated deployment of AI developer and productivity tools to enhance operational efficiency. (Deliver Operational Excellence)
•
Talent: Sponsored the Women in Technology initiative, supporting women employees in technology and all other employees. (Attract, Develop and Retain Top Talent and Continue to Promote a High-Performing Culture)

(1)
“Emerging Markets trading volume” is defined as trading volume reported by the Company in its monthly trading volume release in the line item “Emerging Markets” within the MKTX credit product area, combined with China-related trading volume that is currently reported in the “Agency and other government bonds” line item within the MKTX rates product area.

Mr. Berry is omitted from the table above because he was not eligible to receive a year-end annual cash incentive due to his start date. Pursuant to the terms of his Contract of Employment, he received a cash lost opportunity award which was economically equivalent to compensation Mr. Berry was otherwise expected to receive from his former employer, subject to certain recoupment provisions. See “—Multi-year and one-time awards” below.

Mr. Roupie is omitted from the table above because he was not credited with any individual performance contributions for 2025 due to the termination of his employment effective August 20, 2025.

Non-qualified deferred cash plan

The Company offers a voluntary non-qualified deferred cash plan that allows U.S.-based NEOs and other select participants to defer all or part of their annual cash incentive. For the cash bonus paid in 2026 for 2025 performance, Ms. Fiszel Bieler deferred 12% of her $1,000,000 cash incentive or $120,000. Please see “Executive compensation — Nonqualified Deferred Compensation.”

2026 Proxy Statement | 48

COMPENSATION DISCUSSION AND ANALYSIS

Annual long-term equity incentives

We grant equity awards to our NEO’s annually as part of our ongoing compensation program. SEC rules require that we report all equity granted during the applicable reporting year in our executive compensation tables (see “Executive compensation” below). As such, in this CD&A, we provide an overview of all equity awards granted in February 2025 for 2024 performance. However, in calculating total direct compensation (“TDC”), which includes cash payments, annual equity awards made in relation to prior year performance and the annualized value of multi-year equity awards, for performance year 2025, we used the value of equity granted in February 2026 in recognition of performance during 2025. Accordingly, we have also included an overview of equity awards granted in 2026.

Our annual long-term equity incentives are stock-based awards that establish direct alignment with our stock price performance and stockholder interests. The amount awarded to each of the NEOs is based upon the NEO’s individual performance, which reflects the attainment of quantitative and qualitative performance criteria, inclusive of contributions to the Company’s growth strategy and may be further informed by benchmark data. For information on how the Compensation Committee determines the NEO’s individual performance and contributions to our growth strategy, please refer to the factors described under “2025 compensation detail – Annual Cash Incentives – 2025 individual performance.” The awards vest over a minimum of three years, and the first vesting date is at least one year from the date of grant.

The composition of the annual equity awards granted to our NEOs in February 2025 and February 2026 were as follows:

Component	Performance Link	Description
50% PSUs	U.S. credit market share (1/3rd)

• Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals

• Three-year performance periods with one-year calculation periods

•  Targets for years two and three are generally linked to prior year’s targets or results

• Cliff-vest after three years

Revenue growth excluding U.S. credit (1/3rd)
Operating margin (1/3rd)
50% Time vested equity (RSUs and stock options)	Stock price performance

• Stock-based award establishes direct alignment with our stock price performance and stockholder interests

• Mr. Concannon receives half of his annual long-term equity award that is time-based in RSUs and the other half in stock options

• The other NEOs receive this portion of their award all in RSUs

• Vest ratably over three years

Mr. Berry was not employed by the Company in February 2025. Due to his start date, he was not eligible to receive a year-end 2025 equity incentive. However, pursuant to his Contract of Employment, he received a lost opportunity equity award which was economically equivalent to foregone compensation from his former employer in the form of PSUs with the same performance criteria as described in the table above. Mr. Roupie did not receive an equity award in February 2026 because he was not then employed by the Company.

The chart below shows the annual equity award value granted to our NEOs in February 2025 to reward their performance in 2024 and the value of any multi-year awards included in their TDC for 2024.

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COMPENSATION DISCUSSION AND ANALYSIS

2024 Equity Incentive Summary (000's)
	Multi-Year	Granted February 2025 for 2024				2024 Equity
Name	Attribution [1]	PSUs	RSUs	Options	Total	Incentive
Christopher R. Concannon	–	$2,488	$1,244	$1,244	$4,975	$4,975
Ilene J. Fiszel Bieler	–	$575	$575	–	$1,150	$1,150
Dean Berry [2]	–	–	–	–	–	–
Kevin M. McPherson	–	$750	$750	–	$1,500	$1,500
Naineshkumar S. Panchal [3]	$750	$495	$495	–	$990	$1,740
Christophe Roupie [4]	–	$499	$499	–	$998	$998

(1)
See “—Multi-year and one-time awards” below.
(2)
Mr. Berry joined the Company as Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC effective September 29, 2025.
(3)
Mr. Panchal's employment was terminated by the Company without Cause effective April 1, 2026. See “Severance and change in control arrangements” below. In accordance with the terms of his pre-existing Severance Protection Agreement, unvested time-based equity awards scheduled to vest within the 12-month period following his termination date will continue to vest on their original schedule. Accordingly, one-third of the RSUs granted in February 2025 in respect of the 2024 performance year vested in February 2026 and one-third of the RSUs granted in February 2025 will continue to vest. All PSUs granted in February 2025, and the remaining one-third of the RSUs granted in February 2025, were immediately forfeited as of his termination date, as required by the terms of such awards.
(4)
Mr. Roupie's employment was terminated by the Company without Cause effective August 20, 2025. See “Severance and change in control arrangements” below. In accordance with the terms of his pre-existing Severance Protection Agreement, unvested equity awards scheduled to vest within the 12-month period following his termination date will continue to vest on their original schedule. Accordingly, one-third of the RSUs granted in February 2025 in respect of the 2024 performance year vested in February 2026. All PSUs granted in February 2025, and the remaining two-thirds of the RSUs granted in February 2025, were immediately forfeited as of his termination date, as required by the terms of such awards.

The chart below shows the annual equity award value granted to our NEOs in February 2026 to reward their performance in 2025 and the value of any multi-year awards included in their TDC for 2025.

2025 Equity Incentive Summary (000's)
	Multi-Year	Granted February 2026 for 2025				2025 Equity
Name	Attribution [1]	PSUs	RSUs	Options	Total	Incentive
Christopher R. Concannon	–	$2,238	$1,119	$1,119	$4,475	$4,475
Ilene J. Fiszel Bieler	–	$850	$850	–	$1,700	$1,700
Dean Berry [2]	–	–	–	–	–	–
Kevin M. McPherson	–	$750	$750	–	$1,500	$1,500
Naineshkumar S. Panchal [3]	$250	$550	$550	–	$1,100	$1,350
Christophe Roupie [4]	–	–	–	–	–	–

(1)
See “—Multi-year and one-time awards” below.
(2)
Mr. Berry joined the Company as Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC effective September 29, 2025. Due to his start date, Mr. Berry was not eligible to receive an annual equity incentive for 2025. Pursuant to the terms of his Contract of Employment, he received equity make-whole and lost opportunity awards which were economically equivalent to compensation Mr. Berry forfeited or was otherwise expected to receive from his former employer. See “—Multi-year and one-time awards” below.
(3)
Mr. Panchal's employment was terminated by the Company without Cause, effective April 1, 2026. See “Severance and change in control arrangements” below. In accordance with the terms of his pre-existing Severance Protection Agreement, unvested equity awards scheduled to vest within the 12-month period following his termination date will continue to vest on their original schedule. Accordingly, one-third of the RSUs granted in February 2026 in respect of the 2025 performance year will continue to vest. All PSUs granted in February 2026, and the remaining two-thirds of the RSUs, were immediately forfeited as of his termination date, as required by the terms of such awards.
(4)
Mr. Roupie's employment was terminated by the Company without Cause effective August 20, 2025. See “Severance and change in control arrangements” below.

2026 Proxy Statement | 50

COMPENSATION DISCUSSION AND ANALYSIS

Performance stock units

PSUs are intended to align our employees’ interests, including the NEOs, with those of our stockholders, with a focus on long-term financial results. PSUs are granted to the NEOs and other employees pursuant to the 2020 Equity Incentive Plan.

The Compensation Committee approved the following awards of PSUs in February 2025 and February 2026:

2024 and 2025 Performance Stock Unit Summary
	Granted February 2025 for 2024			Granted February 2026 for 2025
Name	Grant Date	Units Granted at Target	Grant Date Fair Value [1]	Grant Date	Units Granted at Target	Grant Date Fair Value [1]
Christopher R. Concannon	2/15/2025	12,403	$2,399,856	2/15/2026	13,175	$2,363,068
Ilene J. Fiszel Bieler	2/15/2025	2,867	$554,736	2/15/2026	5,005	$897,697
Dean Berry [2]	–	–	–	–	–	–
Kevin M. McPherson	2/15/2025	3,740	$723,653	2/15/2026	4,416	$792,054
Naineshkumar S. Panchal [3]	2/15/2025	2,468	$477,533	2/15/2026	3,239	$580,947
Christophe Roupie [4]	2/15/2025	2,488	$481,403	–	–	–

(1)
The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of PSUs to grant by dividing the target grant value by the 10-trading day average up to and including the date of grant.
(2)
Mr. Berry joined the Company as Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC effective September 29, 2025. Due to his start date, Mr. Berry was not eligible to receive an annual equity incentive for 2025. Pursuant to the terms of his Contract of Employment, he received equity make-whole and lost opportunity awards which were economically equivalent to compensation Mr. Berry forfeited or was otherwise expected to receive from his former employer. See “—Multi-year and one-time awards” below.
(3)
Mr. Panchal’s employment was terminated by the Company without Cause effective April 1, 2026. See “Severance and change in control arrangements” below. In connection with Mr. Panchal’s termination, the PSUs granted in February 2025 and February 2026 were forfeited.
(4)
Mr. Roupie's employment was terminated by the Company without Cause effective August 20, 2025. See “Severance and change in control arrangements” below. In connection with Mr. Roupie’s termination, the PSUs granted in February 2025 were forfeited.

The performance metrics used for PSUs granted in February 2025 and February 2026 are different than the performance metric used for the Company’s annual cash incentive plan. Goals were set at the beginning of the performance period based on prior actual results and the Company’s budget. The goals and the Company’s budget are each subject to review and approval by the Board. The Compensation Committee seeks to make target goals rigorous with year-over-year growth required to achieve target, while exceeding the threshold goals is expected to be achievable. The Company intends to disclose the performance metric payout results as a percentage of target, as well as the resulting payout for the PSUs as a percentage, following the Compensation Committee’s certification of the Company’s results against such targets at the end of each applicable three-year performance period. See “— Funding of the 2023 performance awards” for information regarding the payout of awards that have vested in 2026.

The PSUs granted to the NEOs cliff-vest after three years and have three-year performance periods with one-year calculation periods, with targets for years two and three determined at the time of grant and generally linked to the prior year’s target or result. The targets for the PSUs that were granted to our NEOs in February 2026 were set in line with the Company’s 2025 results for the 2026 measurement period, and will increase by an additional 0.5% from the prior year in each of the 2027 and 2028 measurements periods for U.S. Credit Market Share, and an additional 0.75% from the prior year in each of the 2027 and 2028 measurements periods for Operating Margin and Revenue Growth Excluding U.S. Credit. The 2026 targets for Operating Margin and Revenue Growth Excluding U.S. credit exclude the impact of revenue and expenses attributable to the RFQ-hub business. The 2027 targets for Operating Margin and Revenue Growth Excluding U.S. Credit will be based on 2026 targets, but will be adjusted to include the impact of revenue and expenses attributable to the RFQ-hub business in 2026.

2026 Proxy Statement | 51

COMPENSATION DISCUSSION AND ANALYSIS

For the awards granted in February 2025 and February 2026, the Compensation Committee established U.S. credit market share (1/3rd), revenue growth excluding U.S. credit (1/3rd), and operating margin (1/3rd) as the three financial metrics applicable to the awards. U.S. credit market share is a relative metric that captures our market share performance in U.S. high grade and U.S. high yield bonds. Revenue growth excluding U.S. credit includes our performance with respect to emerging markets bonds, eurobonds, U.S. government bonds, municipal bonds, information services, technology services and post-trade services and other revenue streams.

The PSU payout opportunity ranges from 0% to 200% of target, based on performance. The awards are subject to continued service and any applicable severance provisions set forth in an NEO’s employment agreement, severance protection agreements and award agreement terms, each as applicable. The chart below summarizes the performance metrics for the PSUs held by our NEOs that are currently outstanding:

Performance Metrics for Outstanding Performance Stock Units
Performance Metrics [1]	Metric Weightings	Performance Range
U.S. Credit Market Share	1/3	0% - 200%
Revenue Growth Excluding U.S. Credit	1/3	0% - 200%
Operating Margin	1/3	0% - 200%

(1)
In accordance with the 2020 Equity Incentive Plan, the Committee may provide for the performance goals to which an award is subject, or the manner in which performance will be measured against such performance goals, to be adjusted in such manner as it deems appropriate, including, without limitation, adjustments to reflect charges for restructurings, non-operating income, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgments, settlements, and the effects of accounting or tax law changes.

RSUs and stock options

RSUs and stock options are intended to align our employees’ interests, including the NEOs, with those of our stockholders, and promote retention. RSUs and stock options are granted to the NEOs and other employees pursuant to the 2020 Equity Incentive Plan.

Mr. Concannon receives half of the portion of the annual long-term equity award that is time-based in RSUs and the other half in stock options. The other NEOs receive this portion of their award all in RSUs.

In addition, settlement of RSU grants may be deferred at the NEO’s election, which provides an added benefit of allowing the NEO to maintain additional upside leverage in our shares of Common Stock through delayed taxation. Generally, deferring RSUs has no impact on an RSU’s vesting schedule, except that the initial vesting date for an RSU deferred in the year of grant must occur at least 13 months after the grant date in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee approved the following awards of RSUs and stock options in February 2025 and February 2026 for 2024 and 2025 performance, respectively:

2024 and 2025 Restricted Stock Unit Summary
	Granted February 2025 for 2024			Granted February 2026 for 2025
Name	Grant Date	Units Granted	Grant Date Fair Value [1]	Grant Date	Units Granted	Grant Date Fair Value [1]
Christopher R. Concannon	2/15/2025	6,202	$1,200,025	2/15/2026	6,588	$1,181,624
Ilene J. Fiszel Bieler	2/15/2025	2,867	$554,736	2/15/2026	5,005	$897,697
Dean Berry [2]	–	–	–	–	–	–
Kevin M. McPherson	2/15/2025	3,740	$723,653	2/15/2026	4,416	$792,054
Naineshkumar S. Panchal [3]	2/15/2025	2,468	$477,533	2/15/2026	3,239	$580,947
Christophe Roupie [4]	2/15/2025	2,488	$481,403	–	–	–

(1)
The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of RSUs to grant by dividing the target grant value by the 10-trading day average up to and including the date of grant.
(2)
Mr. Berry joined the Company as Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC, effective September 29, 2025. Due to his start date, Mr. Berry was not eligible to receive an annual equity incentive for 2025. Pursuant to the terms of his Contract of Employment, he received equity make-whole and lost opportunity awards which were economically equivalent to compensation Mr. Berry forfeited or was otherwise expected to receive from his former employer. See “—Multi-year and one-time awards” below.
(3)
Mr. Panchal’s employment was terminated by the Company without Cause effective April 1, 2026. See “Severance and change in control arrangements” below. In connection with Mr. Panchal’s termination, one-third of the RSUs granted in February 2025 in respect of the 2024 performance year were forfeited, and two-thirds of the RSUs granted in February 2026 in respect of the 2025 performance year were forfeited. The remaining RSUs will continue to vest in accordance with the terms of Mr. Panchal’s Severance Protection Agreement.
(4)
Mr. Roupie’s employment was terminated by the Company without Cause effective August 20, 2025. See “Severance and change in control arrangements” below. In connection with Mr. Roupie’s termination, two-thirds of the RSUs granted in February 2025 in respect of the 2024 performance year were forfeited. The remaining RSUs will continue to vest in accordance with the terms of Mr. Roupie’s Severance Protection Agreement.

2024 and 2025 Stock Option Summary
	Granted February 2025 for 2024				Granted February 2026 for 2025
Name	Grant Date	Units Granted	Strike Price	Grant Date Fair Value [1]	Grant Date	Units Granted	Strike Price	Grant Date Fair Value [1]
Christopher R. Concannon	2/15/2025	17,985	$193.49	$1,208,646	2/15/2026	21,736	$179.36	$1,118,776

(1)
The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of stock options to grant by dividing the target grant value by Black-Scholes value per option.

The stock options granted to the CEO vest ratably over three years.

The exercise price of the stock options granted to the CEO is the closing market price of our Common Stock on the date of grant.

Funding of the 2023 performance awards

The performance stock units (“PSUs”) granted to Messrs. Concannon, McPherson, Panchal and Roupie (the “2023 Performance Equity Awards”) for 2022 performance were each subject to U.S. credit market share, revenue growth excluding U.S. credit and operating margin performance metrics, weighted at one-third each. The performance period of the 2023 Performance Equity Awards was from January 1, 2023 to December 31, 2025. Ms. Fiszel Bieler and Mr. Berry were not serving in their roles when the 2023 Performance Equity Awards were granted and did not receive the 2023 Performance Equity Awards. In accordance with the terms of his Severance Protection Agreement, Mr. Roupie received his 2023 Performance Equity Award at actual performance. See “Executive compensation — Employment agreements and severance arrangements with our Named Executive Officers.”

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COMPENSATION DISCUSSION AND ANALYSIS

In January 2026, the Compensation Committee certified the Company’s consolidated financial performance under the 2023 Performance Equity Awards against the previously determined U.S. credit market share, revenue growth excluding U.S. credit and operating margin metrics, adjusting for unplanned merger and acquisition activity and currency fluctuations, in accordance with the 2020 Equity Incentive Plan. As demonstrated in the chart below, as a percentage of target performance, U.S. credit market share, revenue growth excluding U.S. credit and operating margin funded at 22%, 30% and 78%, respectively, with a resulting payout for the 2023 Performance Equity Awards calculated at 43% of target.

2023 Performance Stock Unit Award Funding
Performance	Metric	Performance Periods			Total
Metrics	Weightings	2023	2024	2025	Funding
U.S. Credit Market Share	1/3	32%	0%	33%	22%
Revenue Growth Excluding U.S. Credit	1/3	23%	60%	6%	30%
Operating Margin	1/3	38%	123%	73%	78%
Total	100%	–	–	–	43%

Multi-year and one-time awards

One-time awards are not a regular part of the Company’s annual compensation program for existing NEOs. In alignment with the feedback we received from our stockholders, we expect that the use of multi-year and other one-time equity awards will be limited to circumstances such as the hiring of new executives, promotions or the retention of key executives.

Mr. Panchal’s multi-year award granted in 2022 in relation to his appointment as Chief Information Officer (the “CIO Multi-year Award”) had a grant date fair value of $2.5 million. The CIO Multi-year Award consisted of RSUs with a grant date fair value of $1 million that cliff-vested in March 2026 and PSUs with a grant date fair value of $1.5 million. The Compensation Committee designed the RSUs granted as part of the CIO-Multi-year Award such that $1 million was spread over four years of annual compensation and reduced the amount of the annual equity award that Mr. Panchal received for each of those performance years by $250,000 on a dollar-for-dollar basis. The Compensation Committee designed the PSUs granted as part of the CIO-Multi-year Award such that $1.5 million was spread over three years of annual compensation and reduced the amount of the annual equity award that Mr. Panchal received for each of those performance years by $500,000 on a dollar-for-dollar basis.

In connection with his promotion to Chief Executive Officer, Mr. Concannon received a one-time promotion award (the “Concannon Promotion Award”) that consisted of the following: (i) RSUs with a grant value of $1.05 million; and (ii) PSUs with a target grant date fair value of $2.45 million. 25% of the RSUs vested in April 2026, 25% will vest in April 2027 and the remaining 50% will vest in April 2028. The PSUs have a compound annual growth rate performance metric, calculated using (i) a starting stock price equal to the average closing stock price of each trading day during the thirty (30) calendar days immediately preceding the grant date and (ii) an ending stock price equal to the average closing stock price of each trading day during the ninety (90) calendar days ending on the final day of the applicable performance period. 25% of the PSUs have a three-year performance period, 25% of the PSUs have a four-year performance period and 50% of the PSUs have a five-year performance period.

In connection with her hiring as Chief Financial Officer, Ms. Fiszel Bieler received a one-time sign on award (the “Fiszel Bieler Sign On Award”) with a grant date value of $750,000 that consisted of the following: (i) 50% RSUs that will vest in three substantially equal annual installments on each anniversary of the award date, subject to Ms. Fiszel Bieler’s continued service to the Company; and (ii) 50% performance stock units that will cliff-vest on the third anniversary of the Award Date, subject to Ms. Fiszel Bieler’s continued service to the Company through such date and with performance criteria materially similar to the performance criteria contained in the annual performance stock unit award agreement provided to other executive officers in February 2024, except that the

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COMPENSATION DISCUSSION AND ANALYSIS

performance period for Ms. Fiszel Bieler will be January 1, 2025 through December 31, 2026 with equally weighted calculation periods covering January 1, 2025 to December 31, 2025 and January 1, 2026 to December 31, 2026.

In connection with his hiring as Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC, and to replace lost compensation opportunities from Mr. Berry’s prior employer, Mr. Berry received (i) a $659,300 cash lost opportunity award in October 2025 and (ii) a $2,060,972 equity lost opportunity award granted in February 2026 in the form of performance stock units, each economically equivalent to compensation Mr. Berry was otherwise expected to receive from his prior employer. The equity lost opportunity award will cliff-vest on the third anniversary of the grant date, subject to Mr. Berry’s continued service and with performance criteria materially similar to the annual performance stock unit awards granted to other executive officers in February 2026. See “—Performance stock units” above. Mr. Berry also received a: (i) $659,300 cash make-whole award and (ii) a $4,532,028 equity make-whole award, in the form of RSUs vesting ratably over three years, each economically equivalent to forgone compensation at his prior employer. Both cash awards are subject to repayment to the Company if he were to resign from the Company under certain circumstances or if he is terminated for “Cause” (as defined in his Contract of Employment) within one year (in the case of the cash lost opportunity award) or two years (in the case of the cash make-whole award) of his start date. In addition, the equity lost opportunity award and equity make-whole award would continue to vest if Mr. Berry were terminated without “Cause” or resigns with Good Reason under certain circumstances. See “Executive Compensation — Potential termination or change in control payments and benefits.” In determining the number of shares underlying such awards, those awards were converted to U.S. dollars using the spot exchange rate as of the grant date and awarded in units of our common stock.

Other benefits; Perquisites

We provide our NEOs with the same benefits offered to all other employees. The cost of these benefits constitutes a small percentage of each NEO’s total compensation. In the U.S., key benefits include paid vacation time, premiums paid for group life insurance and disability policies, employer contributions to the NEO’s retirement account, and the payment of all or some of the NEO’s healthcare premiums in fiscal year 2025. We review these other benefits on an annual basis and make adjustments as warranted based on competitive practices and our performance. Comparable benefits are offered to employees in other geographic locations in which we operate.

The NEOs do not generally receive any significant perquisites. However, in 2025 our U.S.-based members of our Executive Committee, which includes some of our NEOs, were eligible to receive an annual executive physical to assess overall health and to screen for chronic diseases, which is intended to protect the investment we make in these key individuals. Amounts paid for the executive physical exam are fully taxable to the executive, and there is no “gross up” by the Company with respect to this benefit. In 2026, we expanded this benefit to include all global members of our Executive Committee. In addition, Mr. Berry is eligible to participate in a benefit available to all U.K. employees, at no incremental cost to the Company, whereby employees can lease an electric vehicle utilizing pre-tax payroll deductions.

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COMPENSATION DISCUSSION AND ANALYSIS

Total direct compensation

Our compensation decisions for year-end 2025 were a balance between the Company’s financial results for the year, individual performance and positioning relative to applicable benchmarking data. As described above, cash incentives were largely funded below target with additional total compensation driven by the use of long-term equity incentive awards. A summary of each NEO’s 2025 TDC can be found below:

2025 Total Compensation Summary (000's)
	Annualized 2025	2025 Incentive			Annualized 2025
Name	Base Salary	Cash	Equity	Total	Total Compensation [1]
Christopher R. Concannon	$750	$1,525	$4,475	$6,000	$6,750
Ilene J. Fiszel Bieler	$500	$1,000	$1,700	$2,700	$3,200
Dean Berry [2]	$738	–	–	–	$738
Kevin M. McPherson	$450	$850	$1,500	$2,350	$2,800
Naineshkumar S. Panchal [3]	$450	$800	$1,350	$2,150	$2,600
Christophe Roupie [4]	$488	–	–	–	$488

(1)
“Annualized 2025 Total Compensation” differs from the figures shown in the total column of the table under “Executive compensation —Summary compensation table.” The Summary Compensation Table reflects the full grant date value of any equity award received by the NEOs in the year actually granted, in accordance with FASB ASC Topic 718.
(2)
Mr. Berry joined the Company as Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC, effective September 29, 2025. Mr. Berry’s annualized base salary and annualized 2025 total compensation is shown in the table above. Due to his start date, Mr. Berry was not eligible to receive an annual cash bonus or annual cash incentive for 2025. However, pursuant to his Contract of Employment, Mr. Berry received cash and equity make-whole and lost opportunity awards, the values of which are not included in the table above, which were economically equivalent to compensation Mr. Berry forfeited or was otherwise expected to receive from his former employer. Refer to “Executive compensation —Summary compensation table” for the amounts actually paid to Mr. Berry in 2025.
(3)
Mr. Panchal's employment was terminated by the Company without Cause effective April 1, 2026. See “Severance and change in control arrangements” below. Mr. Panchal's equity includes $250,000 from a previously granted multi-year equity award. See “—Multi-year and one-time awards” below.
(4)
Mr. Roupie's employment was terminated by the Company without Cause effective August 20, 2025. See “Severance and change in control arrangements” below. Mr. Roupie’s annualized base salary and annualized 2025 total compensation is shown in the table above; refer to “Executive compensation —Summary compensation table” for the amounts actually paid to Mr. Roupie in 2025.

Additional compensation information

Executive common stock ownership and holdings guidelines

We believe that equity-based awards are an important factor in aligning the long-term financial interest of our NEOs and our stockholders. As such, we maintain stock ownership guidelines for our NEOs. Generally, under the guidelines, Mr. Concannon is required to own not less than a number of shares of Common Stock equal in value to ten times his base salary using a price of $190.26 per share, which was the average of the daily closing price of our Common Stock for the twelve-month period ending March 31, 2026 (the “Calculation Price”). At his current base salary, Mr. Concannon’s required ownership level is not less than 39,419 shares. All of his vested and unvested restricted shares, vested and unvested RSUs, settled performance shares, and shares deferred under a non-qualified deferred compensation arrangement will be counted for the stock ownership requirement; vested and unvested stock options are excluded from the requirement.

Mr. Berry is required to own five times his base salary using the Calculation Price. The Company’s other NEOs are required to own not less than three times their base salary using the Calculation Price. At their current base salaries, the required ownership for Ms. Fiszel Bieler and Messrs. Berry and McPherson is not less than 7,884, 19,456 and 7,095 shares, respectively. New NEOs will be subject to the same guidelines and will be required to be in compliance within five years of becoming an NEO. Under our ownership guidelines, shares purchased and

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COMPENSATION DISCUSSION AND ANALYSIS

held beneficially, vested and unvested RSUs and restricted shares and settled performance shares and performance stock units count toward the minimum ownership requirement. Vested and unvested options and unsettled performance shares and performance stock units are not counted toward the ownership requirement. Compliance with the Common Stock ownership guidelines is reviewed by our Board’s Nominating and Corporate Governance Committee every year or more often at the discretion of the Board or Nominating and Corporate Governance Committee. All of our NEOs are currently in compliance with the guidelines.

Timing of stock option awards

We have certain practices relating to the timing of grants of stock options. Annual stock option awards to our employees, including our named executive officers, are made on a pre-determined schedule in mid-February and during an open trading window. Neither the Board nor the Compensation Committee take material nonpublic information into account when determining the timing and terms of stock options, except that if the Company is in possession of material non-public information on an anticipated grant date, the Compensation Committee or the Board, as applicable, will defer the grant date until a date on which the Company is not in possession of material nonpublic information. It is the Company’s practice not to time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Incentive compensation clawback policies

The Board is dedicated to maintaining and enhancing a culture focused on integrity and accountability which discourages conduct detrimental to the Company’s sustainable growth.

We have adopted the MarketAxess Holdings Inc. Erroneously Awarded Compensation Recovery Policy (the “Erroneously Awarded Compensation Policy”), which complies with the requirements of Nasdaq Listing Rule 5608. The Erroneously Awarded Compensation Policy generally provides for the recovery of excess incentive-based compensation received by current or former executive officers (as defined in the Erroneously Awarded Compensation Policy) in the event the Company is required to prepare an accounting restatement.

In addition, we have also adopted the MarketAxess Holdings Inc. Incentive-Based Compensation Recovery Policy (the “Incentive-Based Compensation Policy”). The Incentive-Based Compensation Policy provides for: (a) the recovery of excess incentive-based compensation received by current or former members of the Company’s Executive Committee not covered by the Erroneously Awarded Compensation Policy on a discretionary basis; and (b) the recovery of incentive-based compensation in other specified situations not covered by the Erroneously Awarded Compensation Policy from all members of the Company’s Executive Committee on a discretionary basis, including (i) the commission of an act of fraud, misappropriation or embezzlement in the course of employment with the Company; (ii) the commission in the workplace of (1) sexual assault or abuse or (2) sexual harassment; (iii) a material violation of material Company policies, including, without limitation, the Company’s Code of Conduct, Code of Ethics for the Chief Executive Officer and Senior Financial Officers and Insider Trading Policy; or (iv) a material violation of any written restrictive covenant, including confidentiality, non-competition and non-solicitation provisions, while employed by the Company.

The clawback provisions discussed above apply to all cash and equity incentive awards for our executive officers, and Executive Committee members, as applicable.

Prohibition of employee and Director hedging and pledging

The Company’s Insider Trading Policy prohibits directors, employees (including officers), consultants, representatives or independent contractors or other persons in a special relationship with the Company from engaging in any hedging transaction with respect to Company securities or transactions of a speculative nature at any time. Hedging includes the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) and other transactions designed to hedge or offset, or that

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COMPENSATION DISCUSSION AND ANALYSIS

have the effect of hedging or offsetting, any decrease in the market value of Company securities or limit the ability to profit from an increase in the value of Company securities. All such persons are prohibited from short-selling Company securities or engaging in transactions involving Company-based derivative securities (which include options, warrants, stock appreciation rights or similar rights whose value is derived from the value of Company securities). This prohibition includes, but is not limited to, trading in Company-based put and call option contracts, transacting in straddles, and similar transactions. These individuals are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan. See “— Policies and Procedures Relating to Insider Trading, Repurchases of the Company’s Common Stock and Employee Personal Trading” for more information about the Company’s Insider Trading Policy and personal trading policies.

Severance and change in control arrangements

In hiring and retaining executive level talent, the Compensation Committee believes that providing the executive with a level of security in the event of an involuntary termination of employment or in the event of a change in control is an important and competitive part of the executive’s compensation package. We entered into an employment agreement with Mr. Concannon that provides for severance payments and benefits in the event of the termination of his employment under certain circumstances. Mr. Berry’s Contract of Employment also provides that certain equity awards shall continue to vest and cash bonus to be paid in the event of the termination of his employment under certain circumstances. The other NEOs are entitled to severance payments and benefits in the event of termination of their employment under certain circumstances pursuant to the terms of severance protection agreements. The severance protection agreements also provide for the accelerated vesting of some or all outstanding equity awards in the event of termination of their employment under certain circumstances or upon a change in control of the Company.

While the agreements with our NEOs are designed to protect them in the event of a change in control, they do not provide for “single-trigger” protection, nor does the Company provide any 280G protection or “gross-up” for excise taxes that may be imposed under Code Section 4999. The agreements do provide that if any payments or benefits paid or provided to the executive would be subject to, or result in, the imposition of the excise tax imposed by Code Section 4999, then the amount of such payments will be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless they would, on a net after-tax basis, receive less compensation than if the payment were not so reduced.

Mr. Roupie’s employment was terminated by the Company without Cause effective August 20, 2025, following a three-month notice period required under his contract of employment. Pursuant to his pre-existing Severance Protection Agreement, dated July 31, 2020, Mr. Roupie received the following standard severance benefits with no enhancements or discretionary additions: (i) a $935,108 severance payment (consisting of base salary, average annual bonus and notice period remuneration); (ii) a $361,790 pro-rata bonus for the period worked in 2025; and (iii) the continuation of vesting for unvested equity incentive awards scheduled to vest within the 12-month period following his termination date, in accordance with the terms of his Severance Protection Agreement. All other unvested equity awards not subject to the 12-month continuation period were immediately forfeited as of his termination date, as required by the terms of such awards.

Mr. Panchal’s employment was terminated by the Company without Cause effective April 1, 2026. Pursuant to his pre-existing Severance Protection Agreement, dated March 1, 2022, Mr. Panchal received the following standard severance benefits with no enhancements or discretionary additions: (i) a $1,305,384 severance payment (consisting of base salary, average annual bonus, and accrued but unused vacation days); (ii) a $210,671 pro-rata bonus for the period worked in 2026; (iii) continued healthcare coverage for 12 months; and (iv) the continuation of vesting for unvested equity incentive awards scheduled to vest within the 12-month period following his termination date, in accordance with the terms of his Severance Protection Agreement. All other unvested equity

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COMPENSATION DISCUSSION AND ANALYSIS

awards not subject to the 12-month continuation period were immediately forfeited as of his termination date, as required by the terms of such awards.

See “Executive Compensation — Potential termination or change in control payments and benefits” for additional information regarding these arrangements, payments and benefits.

Impact of tax and accounting

As a general matter, the Compensation Committee reviews and considers the tax and accounting implications of using the various forms of compensation employed by the Company.

When determining the size of grants to our NEOs and other employees under the Company’s 2020 Equity Incentive Plan, the Compensation Committee examines the accounting cost associated with the grants. Under FASB ASC Topic 718, grants of stock options, restricted stock, RSUs, performance shares and other stock-based payments result in an accounting charge for the Company. The accounting charge is equal to the fair value of the instruments being issued. For restricted stock, RSUs and performance equity that do not have market-based performance criteria, the cost is equal to the fair value of the Common Stock on the date of grant times the number of shares or units granted, with adjustments made proportionally for the number of performance shares and PSUs expected to vest at the end of each accounting period until final certification of the award. For performance equity that have market-based performance criteria, the cost is equal to the fair value determined using a Monte Carlo valuation model. For stock options, the cost is equal to the fair value determined using a Black-Scholes option pricing model. This expense is recognized over the requisite service or performance period.

Section 162(m) of the Code (“Section 162(m)”) generally prohibited any publicly-held corporation from taking a Federal income tax deduction for compensation paid in excess of $1 million in any taxable year to certain executive officers and certain other individuals. Exceptions to this rule had historically included qualified performance-based compensation. However, this performance-based exception from the deduction limit has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our U.S. NEOs in excess of $1 million is not deductible unless it qualifies for the limited transition relief applicable to certain arrangements in place as of November 2, 2017. While the Compensation Committee considers tax deductibility as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. There can be no assurance that any compensation will in fact be deductible.

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REPORT OF THE COMPENSATION AND TALENT COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation and Talent Committee (the “Compensation Committee”) has reviewed and discussed with management the Compensation Discussion and Analysis to be included in this Proxy Statement. Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation and Talent Committee of the Board of Directors:

Nancy Altobello — Chair
Stephen P. Casper
Kourtney Gibson
Carlos M. Hernandez

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EXECUTIVE COMPENSATION

Summary compensation table

The following table sets forth all compensation received during fiscal years 2023, 2024 and 2025 by (i) Christopher R. Concannon, our Chief Executive Officer; (ii) Ilene J. Fiszel Bieler, our Chief Financial Officer; (iii) Dean Berry, our Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC; (iv) Kevin M. McPherson, our Chief Revenue Officer; (v) Naineshkumar S. Panchal, our former Chief Information Officer; and (vi) Christophe Roupie, our former Head of EMEA and APAC. These executives are referred to as our “named executive officers” or “NEOs” elsewhere in this Proxy Statement.

For amounts other than stock awards, which are delivered in units of the Company’s common stock and computed as noted below, the elements of compensation of Messrs. Berry and Roupie are presented in the following tables and footnotes in U.S. dollars and were converted from British pounds using the exchange rate of 1.3186, which is the average exchange rate for the year ended December 31, 2025.

2025 Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards [1]	Option Awards [1]	Non- Equity Incentive Plan Compensation [2]	All Other Compensation [3]	Total
		($)	($)	($)	($)	($)	($)	($)
Christopher R. Concannon	2025	$750,000	–	$3,599,881	$1,208,646	$1,525,000	$17,500	$7,101,027
Chief Executive Officer	2024	$750,000	–	$2,639,826	$887,516	$1,525,000	$17,500	$5,819,842
	2023	$650,000	–	$5,627,725	$705,361	$1,300,000	$10,000	$8,293,086
Ilene J. Fiszel Bieler	2025	$500,000	–	$1,109,472	–	$1,000,000	$17,500	$2,626,972
Chief Financial Officer	2024	$274,615	–	$715,206	–	$850,000	$5,492	$1,845,313
	2023	–	–	–	–	–	–	–
Dean Berry [4]	2025	$190,284	$659,300 (5)	$4,444,744 (6)	–	–	$18,460	$5,312,789
Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC	2024	–	–	–	–	–	–	–
	2023	–	–	–	–	–	–	–
Kevin M. McPherson	2025	$450,000	–	$1,447,305	–	$850,000	$17,500	$2,764,805
Chief Revenue Officer	2024	$450,000	–	$1,610,973	–	$850,000	$0	$2,910,973
	2023	$450,000	–	$1,561,757	–	$675,000	$10,000	$2,696,757
Naineshkumar S. Panchal [7]	2025	$450,000	–	$955,067	–	$800,000	$17,500	$2,222,567
Former Chief Information Officer	2024	$450,000	–	$1,189,818	–	$935,000	$17,500	$2,592,318
	2023	$450,000	–	$654,676	–	$800,000	$10,000	$1,914,676
Christophe Roupie [8]	2025	$310,868	–	$962,806	–	–	$1,323,068	$2,596,742
Former Head of EMEA and APAC	2024	–	–	–	–	–	–	–
	2023	$460,760	–	$917,120	–	$466,986	$87,883	$1,932,749

(1)
These amounts represent the aggregate grant date fair value of stock-based and option awards computed in accordance with FASB ASC Topic 718. For further information on how we account for stock-based compensation and certain assumptions made, see Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual amounts, if any, that will be realized by the NEOs. The amounts reported for stock awards in 2023, 2024 and 2025 include PSUs.

For 2025, the grant date fair value of the PSUs delivered as part of the annual equity incentive for the 2024 performance year was $2,399,856, $554,736, $723,653, $477,533 and $481,403 for Mr. Concannon, Ms. Fiszel Bieler and Messrs. McPherson, Panchal and Roupie, respectively. The grant date fair value of the PSUs is reported based on achievement of 100% of the target performance goals, which represents the probable outcome of the performance goals as of the grant date. If the Company achieves the maximum performance goals, as measured at the end of the three-year performance period ending December 2028, then the fair value of the PSUs granted in 2025 would be $4,799,713, $1,109,472, $1,447,305, $955,067 and $962,806 for Mr. Concannon, Ms. Fiszel Bieler and Messrs. McPherson, Panchal and Roupie, respectively. The PSUs granted to Messrs. Panchal and Roupie in 2025 were forfeited upon their respective employment terminations. See “2025 compensation detail – Annual long-term equity incentives – Performance stock units” in the CD&A for additional detail.

(2)
These amounts represent annual cash incentive compensation earned under the Employee Cash Incentive Plan. See “2025 compensation detail – Annual cash incentive” in the CD&A for additional detail.
(3)
2025 amounts represent employer matching contributions to the Company’s U.S. 401(k) defined contribution plan for Mr. Concannon, Ms. Fiszel Bieler and Messrs. McPherson and Panchal, and employer paid pension contributions and cash paid in lieu of pension once

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the maximum annual allowance was reached for Messrs. Berry and Roupie. In addition, for Mr. Roupie in 2025, as a result of the termination of his employment by the Company without Cause, effective August 20, 2025, they include the following standard severance benefits with no enhancements or discretionary additions: (i) a $935,108 severance payment (consisting of base salary, average annual bonus and notice period remuneration); and (ii) a $361,790 pro-rata bonus for the period worked in 2025.
(4)
Mr. Berry joined the Company effective September 29, 2025 as Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC. His salary reflects a partial year of service.
(5)
In connection with his hire, Mr. Berry received a $659,300 cash lost opportunity award, economically equivalent to compensation Mr. Berry was otherwise expected to receive from his former employer. This cash award is subject to repayment to the Company if Mr. Berry resigns from the Company under certain circumstances or is terminated for “Cause” (as defined in his Contract of Employment) within one year of his start date.
(6)
In connection with his hire, Mr. Berry received an equity make-whole award with a grant date fair value of $4,444,744, economically equivalent to equity compensation forfeited at his former employer. The award was granted on October 1, 2025 in the form of RSUs that vest in three substantially equal annual installments on each anniversary of the grant date, subject to continued service.
(7)
Mr. Panchal’s employment was terminated by the Company without Cause effective April 1, 2026. In connection with Mr. Panchal’s termination, and consistent with the terms of his Severance Protection Agreement, the PSU award granted in February 2025 in respect of the 2024 performance year was forfeited, and one-third of the RSU award granted in February 2025 in respect of the 2024 performance year was immediately forfeited as of his termination date, as required by the terms of such awards.
(8)
Mr. Roupie’s employment was terminated by the Company without Cause effective August 20, 2025. His salary reflects a partial year of service.

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Grants of plan-based awards

The following table summarizes the grants of PSUs, RSUs and stock options we made to the NEOs in 2025, as well as potential payouts pursuant to certain performance-based compensation arrangements. There can be no assurance that the grant date fair value of stock awards will ever be realized.

2025 Grants of Plan-Based Awards Table
Name and	Grant	Approval	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Award Type	Date	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards [1]
			($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($ / Sh)	($)
Christopher R. Concannon
Annual Cash Incentive [2]			$0	$1,775,000	$2,662,500
Restricted Stock Units [3]	02/15/2025	01/23/2025							6,202			$1,200,025
Performance Stock Units [4]	02/15/2025	01/23/2025				0	12,403	24,806				$2,399,856
Stock Options [5]	02/15/2025	01/23/2025								17,985	$193.49	$1,208,646
Ilene J. Fiszel Bieler
Annual Cash Incentive [2]			$0	$850,000	$1,275,000
Restricted Stock Units [3]	02/15/2025	01/16/2025							2,867			$554,736
Performance Stock Units [4]	02/15/2025	01/16/2025				0	2,867	5,734				$554,736
Dean Berry [6]
Restricted Stock Units [7]	10/01/2025	05/16/2025							26,017			$4,444,744
Kevin M. McPherson
Annual Cash Incentive [2]			$0	$950,000	$1,425,000
Restricted Stock Units [3]	02/15/2025	01/16/2025							3,740			$723,653
Performance Stock Units [4]	02/15/2025	01/16/2025				0	3,740	7,480				$723,653
Naineshkumar S. Panchal [8]
Annual Cash Incentive [2]			$0	$1,075,000	$1,612,500
Restricted Stock Units [3,8]	02/15/2025	01/16/2025							2,468			$477,533
Performance Stock Units [4,8]	02/15/2025	01/16/2025				0	2,468	4,936				$477,533
Christophe Roupie [9]
Restricted Stock Units [3,9]	02/15/2025	01/16/2025							2,488			$481,403
Performance Stock Units [4,9]	02/15/2025	01/16/2025				0	2,488	4,976				$481,403

(1)
The value of a PSU, RSU and stock option is based on the grant date fair value of such award, as computed in accordance with FASB ASC Topic 718 and assumes PSUs at 100% of target performance. For further information on how we account for stock-based compensation, see Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
(2)
Amounts reflect the threshold, target, and maximum annual cash incentive compensation amounts that could have been earned during the 2025 performance year under our Employee Cash Incentive Plan. The amounts of annual cash incentive compensation earned in the 2025 performance year by our NEOs were determined and paid in January 2026. The amounts paid are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. See “Compensation discussion & analysis — 2025 compensation detail — Annual cash incentives.”
(3)
Amounts reflect the RSUs awarded to the NEOs in 2025 as part of their annual equity incentive for the 2024 performance year, which were made under the 2020 Equity Incentive Plan and are scheduled to vest in three substantially equal one-third annual installments on each the first, second, and third anniversary of the grant date. See “Compensation discussion & analysis — 2025 compensation detail — Annual long term equity incentives — Restricted stock units and stock options.”
(4)
Amounts reflect the threshold, target and maximum number of PSUs awarded to the NEOs in 2025 as part of their annual equity incentive for the 2024 performance year, which were made under the 2020 Equity Incentive Plan and are scheduled to cliff-vest on the third anniversary of the grant date, subject to applicable performance criteria. See “Compensation discussion & analysis — 2025 compensation detail — Annual long term equity incentives — Performance stock units.”
(5)
Amounts reflect the number of shares underlying stock options awarded to Mr. Concannon in 2025 as part of his annual equity incentive for the 2024 performance year, which was made under the 2020 Equity Incentive Plan and are scheduled to vest in three substantially equal one-third annual installments on each the first, second, and third anniversary of the grant date. See “Compensation discussion & analysis — 2025 compensation detail — Annual long term equity incentives — Restricted stock units and stock options.”
(6)
Mr. Berry joined the Company as Group Chief Operating Officer and Chief Executive Officer of EMEA & APAC effective September 29, 2025.
(7)
Amount reflects an equity make-whole award which was economically equivalent to forfeited equity at Mr. Berry's former employer, which was granted in October 2025 under the 2020 Equity Incentive Plan and is scheduled to vest in three substantially equal one-third annual installments on each of the first, second, and third anniversary of the grant date.

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(8)
Mr. Panchal’s employment was terminated by the Company without Cause effective April 1, 2026. See “Compensation discussion & analysis — “Severance and change in control arrangements.” In accordance with the terms of his pre-existing Severance Protection Agreement, unvested equity awards scheduled to vest within the 12-month period following his termination date will continue to vest on their original schedule. Accordingly, one-third of the RSUs granted in February 2025 in respect of the 2024 performance year vested in February 2026 and one-third of the RSUs granted in February 2025 will continue to vest. All Performance Stock Units granted in February 2025, and the remaining one-third of the RSUs granted in February 2025, were immediately forfeited as of his termination date, as required by the terms of such awards.
(9)
Mr. Roupie’s employment was terminated by the Company without Cause effective August 20, 2025. See “Compensation discussion & analysis — “Severance and change in control arrangements.” In accordance with the terms of his pre-existing Severance Protection Agreement, unvested equity awards scheduled to vest within the 12-month period following his termination date will continue to vest on their original schedule. Accordingly, one-third of the RSUs granted in February 2025 in respect of the 2024 performance year vested in February 2026. All PSUs granted in February 2025, and the remaining two-thirds of the RSUs granted in February 2025, were immediately forfeited as of his termination date, as required by the terms of such awards

Outstanding equity awards at fiscal year-end

The following table summarizes unexercised stock options and RSUs that had not vested, and related information for each of our NEOs, as of December 31, 2025. The market value of RSUs is based on the closing price of the Company’s Common Stock on December 31, 2025 of $181.25.

Outstanding Equity Awards - Year End 2025
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)		(#)		($)		(#)		($)	(#)		($)
Christopher R. Concannon							650	(1)	$117,813
							2,729	(2)	$494,631
							2,635	(3)	$477,594
							6,202	(4)	$1,124,113
										3,934	(11)	$713,038
										5,039	(12)	$913,319
										7,981	(13)	$1,446,556
										12,403	(14)	$2,248,044
	4,358	(17)			$523.00	01/15/2027
	6,263	(18)			$344.48	01/31/2028
	3,827	(19)	1,886	(19)	$358.53	02/15/2029
	3,911	(20)	7,592	(20)	$220.50	02/15/2030
			17,985	(21)	$193.49	02/15/2031
Ilene J. Fiszel Bieler							1,198	(5)	$217,138
							2,867	(4)	$519,644
										1,797	(15)	$325,706
										2,867	(14)	$519,644
Dean Berry							26,017	(6)	$4,715,581
Kevin M. McPherson							719	(1)	$130,319
							2,411	(3)	$436,994
							3,740	(4)	$677,875
										2,178	(11)	$394,763
										3,653	(13)	$662,106
										3,740	(14)	$677,875
Naineshkumar S. Panchal							2,658	(7)	$481,763
							302	(1)	$54,738
							1,781	(3)	$322,806
							2,468	(8)	$447,325
										913	(11)	$165,481
										2,698	(13)	$489,013
										2,468	(16)	$447,325
Christophe Roupie							423	(1)	$76,669
							831	(9)	$150,619
							845	(10)	$153,156
										1,279	(11)	$231,819

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(1)
Represents one-third of RSUs granted on February 15, 2023 that were scheduled to vest in three substantially equal one-third annual installments on each the first, second, and third anniversary of grant date. One-third of each applicable award vested on each of February 15, 2024, February 15, 2025, and February 15, 2026.
(2)
Represents RSUs granted on April 3, 2023 that are scheduled to vest in 25%, 25%, and 50% tranches on the third, fourth and fifth anniversary of grant date, respectively. 25% of the award vested on April 3, 2026.
(3)
Represents two-thirds of RSUs granted on February 15, 2024 that are scheduled to vest in three substantially equal one-third annual installments on each the first, second, and third anniversary of grant date. One-third of each applicable award vested on each of February 15, 2025 and February 15, 2026.
(4)
Represents RSUs granted on February 15, 2025 that are scheduled to vest in three substantially equal one-third annual installments on each of the first, second and third anniversary of grant date. One-third of each applicable award vested on February 15, 2026.
(5)
Represents RSUs granted on June 3, 2024 that are scheduled to vest in three substantially equal one-third annual installments on each of the first, second and third anniversary of grant date. One-third vested on June 3, 2025.
(6)
Represents RSUs granted on October 1, 2025 that are scheduled to vest in three substantially equal one-third annual installments on each the first, second, and third anniversary of grant date.
(7)
Represents RSUs granted on March 1, 2022 that vested on the fourth anniversary of grant date.
(8)
Represents RSUs granted on February 15, 2025 that were scheduled to vest in three substantially equal one-third annual installments on each the first, second and third anniversary of grant date. One-third of this award vested on February 15, 2026. Mr. Panchal's employment was terminated by the Company without Cause on April 1, 2026. In connection with Mr. Panchal's termination, and in accordance with the terms of his Severance Protection Agreement and the award agreement, the one-third that was previously scheduled to vest on February 15, 2028 was forfeited.
(9)
Represents one-third of RSUs granted on February 15, 2024 that were scheduled to vest in three substantially equal one-third annual installments on each the first, second and third anniversary of grant date. Mr. Roupie's employment was terminated by the Company without Cause on August 20, 2025. One-third of this award vested on each February 15, 2025 and, in accordance with the terms of his Severance Protection Agreement, February 15, 2026. In connection with Mr. Roupie's termination, and in accordance with the terms of his Severance Protection Agreement and the award agreement, the one-third that was previously scheduled to vest on February 15, 2027 was forfeited.
(10)
Represents one-third of RSUs granted on February 15, 2025 that were scheduled to vest in three substantially equal one-third annual installments on each the first, second and third anniversary of grant date. Mr. Roupie's employment was terminated by the Company without Cause on August 20, 2025. In accordance with the terms of his Severance Protection Agreement, one-third of this award vested on February 15, 2026. In connection with Mr. Roupie's termination, the portions of the award that were previously scheduled to vest on February 15, 2027 and February 15, 2028 were forfeited.
(11)
Represents PSUs, shown at target performance, granted on February 15, 2023 that vested in full on February 15, 2026 at 43% performance, including for Mr. Roupie, in accordance with the terms of his Severance Protection Agreement following the termination of his employment by the Company without Cause effective August 20, 2025.
(12)
Represents PSUs, shown at target performance, granted on April 3, 2023 that are scheduled to vest in 25%, 25% and 50% tranches on the third, fourth and fifth anniversary of grant date, respectively, subject to applicable performance criteria. 25% vested on April 3, 2026 at 0% performance.
(13)
Represents PSUs, shown at target performance, granted on February 15, 2024 that are scheduled to cliff-vest on the third anniversary of grant date, subject to applicable performance criteria, including for Mr. Panchal, in accordance with the terms of his Severance Protection Agreement following the termination of his employment by the Company without Cause effective April 1, 2026.
(14)
Represents PSUs, shown at target performance, granted on February 15, 2025 that are scheduled to cliff-vest on the third anniversary of grant date, subject to applicable performance criteria.
(15)
Represents PSUs, shown at target performance, granted on June 3, 2024 that are scheduled to cliff-vest on the third anniversary of grant date, subject to applicable performance criteria.
(16)
Represents PSUs, shown at target performance, granted on February 15, 2025 that were scheduled to cliff-vest on the third anniversary of grant date, subject to applicable performance criteria. Mr. Panchal's employment was terminated by the Company without Cause on April 1, 2026. In connection with Mr. Panchal's termination, this PSU award was forfeited.
(17)
Represents options granted on January 15, 2021 that were scheduled to vest in three substantially equal one-third annual installments on each the first, second and third anniversary of grant date. One-third of each applicable award vested on each January 15, 2022, January 15, 2023 and January 15, 2024.
(18)
Represents options granted on January 31, 2022 that were scheduled to vest in three substantially equal one-third annual installments on each the first, second and third anniversary of grant date. One-third of each applicable award vested on each January 31, 2023, January 31, 2024 and January 31, 2025.

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(19)
Represents options granted on February 15, 2023 that are scheduled to vest in three substantially equal one-third annual installments on each the first, second and third anniversary of grant date. One-third of each applicable award vested on each of February 15, 2024, February 15, 2025 and February 15, 2026.
(20)
Represents options granted on February 15, 2024 that are scheduled to vest in three substantially equal one-third annual installments on each of the first, second and third anniversary of grant date. One-third of each applicable award vested on February 15, 2025 and February 15, 2026.
(21)
Represents options granted on February 15, 2025 that are scheduled to vest in three substantially equal one-third annual installments on each of the first, second and third anniversary of grant date. One-third of each applicable award vested on February 15, 2026.

Option exercises and stock vested

The following table summarizes each exercise of stock options, each vesting of RSUs and related information for each of our NEOs on an aggregated basis during 2025.

2025 Option Exercises and Stock Vesting
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise [1]	Number of Shares Acquired on Vesting	Value Realized on Vesting [2]
	(#)	($)	(#)	($)
Christopher R. Concannon	–	–	4,223	$870,961
Ilene J. Fiszel Bieler	–	–	599	$131,193
Dean Berry	–	–	–	–
Kevin M. McPherson	–	–	3,451	$703,911
Naineshkumar S. Panchal	–	–	4,063	$784,158
Christophe Roupie	–	–	2,248	$458,517

(1)
Value realized represents the market value on the date of exercise in excess of the exercise price.
(2)
Value realized represents the market value on the date of vesting.

Non-qualified deferred compensation

The table below shows (i) the contributions made by each NEO during the fiscal year ended December 31, 2025, (ii) aggregate earnings on each NEO’s account balance during the fiscal year ended December 31, 2025, (iii) the aggregate amount of withdrawals or distributions made for each NEO and (iv) the aggregate balance of each of our NEOs as of December 31, 2025:

2025 Non-Qualified Deferred Compensation Table
Name	Executive Contributions in Last Fiscal Year		Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year		Aggregate Withdrawals / Distributions	Aggregate Balance at Last Fiscal Year-End
	($)		($)	($)		($)	($)
Christopher R. Concannon	–		–	$66,022	(3)	–	$473,820	(5)
	$144,656	(1)	–	-$49,618	(4)	–	$249,453	(6)
Ilene J. Fiszel Bieler	$85,000	(2)	–	$9,387	(3)	–	$94,387	(7)
Dean Berry	–		–	–		–	–
Kevin M. McPherson	–		–	–		–	–
Naineshkumar S. Panchal	–		–	–		–	–
Christophe Roupie	–		–	–		–	–

(1)
Represents RSUs, together with applicable dividend equivalent rights, which vested in 2025 and were deferred under the Company’s 2020 Equity Incentive Plan.
(2)
Represents the deferral of annual cash incentives made under the Company's Non-Qualified Deferred Cash Plan.
(3)
Represents gains or losses incurred under the Company’s Non‑Qualified Deferred Cash Plan.
(4)
Aggregate earnings with respect to vested and undelivered RSUs include changes in the market value of the shares of Common Stock underlying the RSUs based on the difference of the closing price of our Common Stock on December 31, 2025 of $181.25 and the closing

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price of our Common Stock on the date of vesting, as well as the value of amounts accrued under dividend equivalent rights in 2025 that were unpaid as of December 31, 2025. These amounts are not included in the Summary Compensation Table because plan earnings were not preferential or above market.
(5)
The value of the Aggregate Balance at Last Fiscal Year-End was determined by adding all executive contributions for fiscal year-end 2025 to any aggregate earnings for fiscal year 2025 and the Aggregate Balance at Last Fiscal Year-End as previously reported for year-end 2024, which was $407,799 for Mr. Concannon’s deferred RSUs.
(6)
The value of the Aggregate Balance at Last Fiscal Year-End was determined by adding all executive contributions for fiscal year-end 2025 to any aggregate earnings for fiscal year 2025 and the Aggregate Balance at Last Fiscal Year-End as previously reported for year-end 2024, which was $154,415 for Mr. Concannon’s deferred cash.
(7)
The value of the Aggregate Balance at Last Fiscal Year-End was determined by adding all executive contributions for fiscal year-end 2025 to any aggregate earnings for fiscal year 2025 and the Aggregate Balance at Last Fiscal Year-End as previously reported for year-end 2024. Ms. Fiszel Bieler did not have an aggregate balance at year-end 2024.

Employment agreements and severance arrangements with our Named Executive Officers

Christopher R. Concannon employment agreement

On January 6, 2023, Mr. Concannon and the Company entered into an amended and restated employment agreement (the “Concannon Employment Agreement”) that provides, effective April 3, 2023, that Mr. Concannon will be employed by the Company as its Chief Executive Officer for an initial five-year term, with successive one-year automatic renewals unless either party elects not to extend the term at least 90 days prior to the last day of the term.

Under the Concannon Employment Agreement, Mr. Concannon’s minimum annual base salary is $650,000 per year and he is eligible to receive annual cash and equity incentives in accordance with the Company’s annual performance incentive plan and equity plan, each as in effect from time to time. Mr. Concannon’s base salary for 2025 was $750,000.

The Concannon Employment Agreement provides that Mr. Concannon’s employment may be terminated by him or by the Company at any time. The Concannon Employment Agreement provides for severance payments and benefits (subject to Mr. Concannon’s execution of a waiver and general release) if Mr. Concannon’s employment is terminated under various conditions. See below under “— Potential termination or change in control payments and benefits” for a description of such payments and benefits.

For purposes of the Concannon Employment Agreement, “Cause Event” generally means Mr. Concannon’s:

•
willful misconduct or gross negligence in the performance of his duties;
•
conviction of, or plea of guilty or nolo contendere to, a crime relating to us or any of our affiliates, or any felony;
•
material breach of his employment agreement, our material written policies that are signed by Mr. Concannon, such as our Code of Conduct and Code of Ethics for the Chief Executive Officer and Senior Financial Officers, as well as policies related to personal trading, insider trading, workplace conduct and sexual harassment or any other material written agreement with us;
•
intentional failure or refusal to follow a lawful and proper direction of the Board; or
•
any other conduct by Mr. Concannon, whether or not in the course of performing his responsibilities, that has or is reasonably likely to have a material adverse effect on our business, assets or reputation.

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For purposes of the Concannon Employment Agreement, “Good Reason” generally means:

•
Mr. Concannon’s no longer holding the title of Chief Executive Officer;
•
a material diminution in his duties, authorities or responsibilities or the assignment of duties or responsibilities materially adversely inconsistent with his then-current position;
•
our material breach of his employment agreement;
•
a relocation of his principal place of business of more than 50 miles; or
•
our failure to obtain a reasonably satisfactory written agreement from any successor to all or substantially all of our assets to assume and agree to perform our obligations under his employment agreement.

For purposes of the Concannon Employment Agreement, “Change in Control” generally means:

•
an acquisition representing 50% or more of the combined voting power of our then outstanding securities;
•
a change in the majority of the members of our Board during any two-year period, unless such members are approved by two-thirds of the Board members who were members at the beginning of such period or members whose nominations were so approved;
•
our merger or consolidation, other than (a) a transaction resulting in our voting securities outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of such surviving entity immediately after such transaction or (b) a transaction effected to implement a recapitalization (or similar transaction) in which no person acquires more than 50% of the combined voting power of our then outstanding securities; or
•
our stockholders’ approval of a plan of complete liquidation or the consummation of the sale or disposition of all or substantially all of our assets other than (a) the sale or disposition of all or substantially all of our assets to a beneficial owner of 50% or more of the combined voting power of our outstanding voting securities at the time of the sale or (b) pursuant to a spinoff type transaction of such assets to our stockholders.

The Concannon Employment Agreement provides that if any payments or benefits paid or provided to Mr. Concannon are subject to, or result in, the imposition of the excise tax imposed by Code Section 4999, then the amount of such payments would be automatically reduced to one dollar less than the amount that subjects such payment to the excise tax, unless Mr. Concannon would, on a net after-tax basis, receive less compensation than if the payment were not so reduced. The Concannon Employment Agreement further provides that any award gains and annual incentive awards received by Mr. Concannon are subject to potential clawback under policies adopted by the Company. In 2023, the Company adopted the Erroneously Awarded Compensation Policy and the Incentive-Based Compensation Policy. See “Compensation discussion and analysis – Additional compensation information – Incentive compensation clawback policies.”

Mr. Concannon has also executed a Proprietary Information and Non-Competition Agreement and the Company’s standard form of Indemnification Agreement.

Dean Berry contract of employment

On May 21, 2025, Mr. Berry and MarketAxess Europe Limited (“MAEL”), an indirect subsidiary of the Company, entered into a contract of employment (the “Berry Contract of Employment”) whereby Mr. Berry will be employed by MAEL as the Company’s Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC. Mr. Berry’s start date with the Company was September 29, 2025.

Pursuant to the terms of the Berry Contract of Employment, Mr. Berry will be paid a base salary at an annual rate of $738,416 and will be eligible to participate in the Company’s annual performance incentive plan and equity plan, each as in effect from time to time. For calendar year 2026, his target year-end cash incentive pursuant to

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the Employee Cash Incentive Plan is $1,107,624. Further, the target grant date value of his year-end equity award pursuant to the 2020 Equity Incentive Plan is $2,373,480, and is expected to be comprised equally of (a) a time-based award in the form of restricted stock units vesting in three substantially equal installments on each anniversary of the grant date, subject to Mr. Berry’s continued service to MAEL or its affiliates through such date and (b) a performance-based award in the form of performance stock units, as determined by the Compensation Committee, which is expected to cliff-vest on the third anniversary date of the award, subject to Mr. Berry’s continued service to MAEL or its affiliates through such date and subject to the satisfaction of the relevant performance criteria. See “Compensation discussion & analysis — 2025 compensation detail — Annual cash incentives” and “Compensation discussion & analysis — 2025 compensation detail — Annual long term equity incentives — Restricted stock units and stock options” for a discussion of Mr. Berry’s actual cash and equity incentives for 2025.

In connection with his hiring as Group Chief Operating Officer and Chief Executive Officer, EMEA & APAC, and to make up for the lost compensation opportunity that Mr. Berry was expected to otherwise have received from his prior employer, the Berry Contract of Employment also provides for a $659,300 cash lost opportunity award in October 2025 and a $2,060,972 equity lost opportunity award granted in February 2026 in the form of performance stock units that will cliff-vest on the third anniversary of the date of the grant of the award, subject to Mr. Berry’s continued service to the Company through such date and with performance criteria materially similar to the performance criteria contained in the annual performance stock unit award agreement provided to other executive officers in February 2026. The Berry Contract of Employment also provides for a $659,300 cash make-whole award and a $4,532,028 equity make-whole award, each awarded by the Company representing forgone compensation at his prior employer. The equity make-whole award was granted in the form of RSUs that will vest ratably on the first, second and third anniversary of the grant date, subject to continued service with the Company.

The Berry Contract of Employment provides that Mr. Berry’s employment may be terminated by him or by the Company at any time with six months’ written notice. The Berry Contract of Employment provides for certain payments if Mr. Berry’s employment is terminated under various conditions. See below under “— Potential termination or change in control payments and benefits” for a description of such payments.

For purposes of the Berry Contract of Employment, “Cause ” generally means Mr. Berry’s:

•
willful misconduct, dishonesty or gross misconduct or any material failure to adequately carry out or discharge his duties;
•
being, in the reasonable opinion of the Company, grossly incompetent or grossly negligent in the performance of his duties;
•
conviction of, or plea of guilty or nolo contendere to, a crime or any indictable offense;
•
failure to comply with the rules of the U.K. Financial Conduct Authority (“FCA”);
•
failure or ceasing to meet the requirements of any regulatory body whose consent is required to enable him to undertake his duties (including his failure to be certified by the FCA as fit and proper to carry out his role);
•
being no longer fit and proper to carry out his role, in the sole discretion of the Company acting reasonably;
•
becoming bankrupt or making any arrangement with or for the benefit of creditors or having a county court administration order made against him under the County Court Act 1984;
•
material breach of any material written agreement between us and Mr. Berry, or of any material written policy of the Company;

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•
intentional failure or refusal to follow a lawful and proper direction of the Board, the Board of Directors of MAEL or the CEO; or
•
any other conduct by Mr. Berry, whether or not in the course of performing his responsibilities, that has or is reasonably likely to have a material adverse effect on our business, assets or reputation.

For purposes of the Berry Contract of Employment, “Good Reason” generally means:

•
a material adverse change in Mr. Berry’s title;
•
a material diminution in his duties, authorities or responsibilities or the assignment of duties or responsibilities materially adversely inconsistent with his then-current position;
•
a reduction in his base salary or annual target incentive bonus (as a percentage of base salary);
•
a relocation of his principal place of business of more than 50 miles; or
•
our failure to obtain a reasonably satisfactory written agreement from any successor to all or substantially all of our assets to assume and agree to perform our obligations under his Contract of Employment.

For purposes of the Berry Contract of Employment, “Change in Control” generally means:

•
an acquisition representing 50% or more of the combined voting power of our then outstanding securities;
•
a change in the majority of the members of our Board during any two-year period, unless such members are approved by two-thirds of the Board members who were members at the beginning of such period or members whose nominations were so approved;
•
our merger or consolidation, other than (a) a transaction resulting in our voting securities outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of such surviving entity immediately after such transaction or (b) a transaction effected to implement a recapitalization (or similar transaction) in which no person acquires more than 50% of the combined voting power of our then outstanding securities; or
•
our stockholders’ approval of a plan of complete liquidation or the consummation of the sale or disposition of all or substantially all of our assets other than (a) the sale or disposition of all or substantially all of our assets to a beneficial owner of 50% or more of the combined voting power of our outstanding voting securities at the time of the sale or (b) pursuant to a spinoff type transaction of such assets to our stockholders.

The Berry Contract of Employment also includes certain post-employment non-competition and non-solicitation covenants.

Severance protection agreements

Ms. Fiszel Bieler and Mr. McPherson are entitled to, and Messrs. Panchal and Roupie were entitled to, severance payments and benefits under their respective severance protection agreements (the “Severance Protection Agreements” or the “SPAs”), which provide for severance payments and benefits (subject to such executive’s execution of a waiver and general release) if such executive’s employment is terminated under various conditions. See “—Potential Termination or change in control payments and benefits” below.

For purposes of the Severance Protection Agreements, “Cause” generally means such executive’s:

•
willful misconduct, gross misconduct, or gross negligence in the performance of such executive’s duties;
•
conviction of, or plea of guilty or nolo contendere to, a crime relating to us or any of our affiliates, or any felony;

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•
material breach of any material written agreement (including such executive’s proprietary information and non-competition agreement) with us or on of our written policies signed by such executive;
•
intentional failure or refusal to follow a lawful and proper direction of the Board or the CEO; or
•
any other conduct by the executive, whether or not in the course of performing the executive’s responsibilities to the Company, that has or is reasonably likely to have a material adverse effect on the business, assets or reputation of the Company.

For purposes of the Severance Protection Agreements, “Good Reason” generally means the occurrence of any of the following:

•
an adverse change in such executive’s title;
•
a material diminution in such executive’s duties, authorities or responsibilities or the assignment of duties or responsibilities materially adversely inconsistent with such executive’s then-current position;
•
a reduction in such executive’s base salary or annual target incentive bonus (as a percentage of base salary);
•
a relocation of such executive’s principal place of business of more than 50 miles;
•
we provide written notice of our intent not to renew the applicable Severance Protection Agreement; or
•
our failure to obtain a reasonably satisfactory written agreement from any successor to all or substantially all of our assets to assume and agree to perform our obligations under the Severance Protection Agreement.

For purposes of Ms. Fiszel Bieler’s Severance Protection Agreement, “Valid Reason” generally means the occurrence of any of the following:

•
an adverse change in Ms. Fiszel Bieler’s title;
•
a material diminution in Ms. Fiszel Bieler’s duties, authorities or responsibilities or the assignment to Ms. Fiszel Bieler of duties or responsibilities that are materially adversely inconsistent with her then position;
•
a relocation of such executive’s principal place of business of more than 50 miles; or
•
we provide written notice of our intent not to renew Ms. Fiszel Bieler’s Severance Protection Agreement.

For purposes of the Severance Protection Agreements, the term “Change in Control” generally has the same meaning as defined in the Concannon Employment Agreement.

Proprietary information and non-competition agreements

Each of our NEOs has entered into, and is subject to the terms of, a Proprietary Information and Non-Competition Agreement with us (other than Mr. Berry, who is subject to similar provisions in the Berry Contract of Employment) that contains, among other things, (i) certain provisions prohibiting disclosure of our confidential information without our prior written consent, (ii) certain non-competition provisions that restrict their engaging in certain activities that are competitive with us during their employment and for one year thereafter (nine months for Mr. Roupie), (iii) certain non-solicitation provisions that restrict their recruiting, soliciting or hiring our non-clerical employees or consultants during their employment and for two years thereafter (one year for Mr. Roupie), and (iv) certain non-solicitation provisions that restrict their soliciting any person or entity to terminate, cease, reduce or diminish their relationship with us, during their employment and for two years thereafter for Mr. Concannon and one year thereafter for Ms. Fiszel Bieler and Messrs. Berry, McPherson, Panchal and Roupie. Messrs. Roupie and Panchal remain subject to the terms of their respective Proprietary Information and Non-Competition Agreements following the terminations of their respective employment. Pursuant to the terms of

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Mr. Roupie’s termination letter dated May 20, 2025, the provisions in (ii) above were reduced from nine months to six months following the notice date of his termination. The provisions in (iii) and (iv) above remain applicable to Mr. Roupie for a period of one year following the notice date of the termination of his employment.

Potential termination or change in control payments and benefits

Each of the NEOs is entitled to certain payments and benefits pursuant to their employment agreements and/or other agreements, as applicable, entered into between the Company and such executive upon a termination of such executive’s employment in certain circumstances or in the event of a change in control of the Company. For Mr. Concannon, his rights upon certain termination or change in control events: (a) to base salary continuation, bonus and healthcare benefits are governed by the Concannon Employment Agreement; and (b) to vesting of unvested equity awards are governed by their equity award agreements. For Ms. Fiszel Bieler and Messrs. McPherson and Panchal, their rights upon certain termination or change in control events are governed by their applicable Severance Protection Agreement and the applicable equity award agreements. For Mr. Berry, his rights upon certain termination or change in control events are governed by the Berry Contract of Employment and his applicable equity award agreements.

Mr. Roupie’s employment was terminated by the Company without Cause effective August 20, 2025, following a three-month notice period required under his Contract of Employment. Pursuant to his pre-existing Severance Protection Agreement, dated July 31, 2020, Mr. Roupie received the following standard severance benefits with no enhancements or discretionary additions: (i) a $935,108 severance payment (consisting of base salary, average annual bonus and notice period remuneration); (ii) a $361,790 pro-rata bonus for the period worked in 2025; and (iii) the continuation of vesting for unvested equity incentive awards scheduled to vest within the 12-month period following his termination date. All other unvested equity not subject to the 12-month continuation period were immediately forfeited as of his termination date, as required by the terms of such awards.

Pursuant to SEC rules, Mr. Panchal’s potential termination or change in control payments and benefits are being presented in the tables below because he was employed on December 31, 2025. Mr. Panchal’s employment was terminated by the Company without Cause effective April 1, 2026. Pursuant to his pre-existing Severance Protection Agreement, dated March 1, 2022, Mr. Panchal received the following standard severance benefits with no enhancements or discretionary additions: (i) a $1,305,384 severance payment (consisting of base salary, average annual bonus, and accrued but unused vacation days); (ii) a $210,671 pro-rata bonus for the period worked in 2026; (iii) continued healthcare coverage for 12 months; and (iv) the continuation of vesting for unvested equity incentive awards scheduled to vest within the 12-month period following his termination date. All other unvested equity not subject to the 12-month continuation period were immediately forfeited as of his termination date, as required by the terms of such awards.

The benefits described herein are subject to the applicable NEO’s, his or her estate’s or his or her legal guardian’s, as applicable, execution of a general release of claims and covenant not to sue.

The following tables estimate the payments we would be obligated to make to each of our NEOs (excluding Mr. Roupie) as a result of such NEO’s termination or resignation under the circumstances shown or because of a change in control, in each case assuming such event had occurred on December 31, 2025. We have calculated these estimated payments to meet SEC disclosure requirements. The estimated payments are not necessarily indicative of the actual amounts any of our NEOs would receive in such circumstances. The table excludes (i) compensation amounts accrued through December 31, 2025 that would be paid in the normal course of continued service, such as accrued but unpaid salary and (ii) vested account balances under our 401(k) Plan that

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are generally available to all of our salaried employees. Where applicable, the information in the table uses a price per share for our Common Stock of $181.25, the closing price on December 31, 2025.

Payments and Benefits for Mr. Concannon
	Termination for Cause or Without Good Reason	Death or Disability CCPP Termination [1]	Death or Disability Non-CCPP Termination [1]	CCPP Without Cause or for Good Reason Termination [1]	Non-CCPP Without Cause or for Good Reason [1]	CIC Non-Continued Award [1]
						(No Termination)
Base Salary [2]	—	$1,500,000	$750,000	$1,500,000	$1,500,000	—
Bonus [3]	—	$2,825,000	$1,412,500	$2,825,000	$2,825,000	—
Health Benefits [4]	—	$68,073	$45,382	$68,073	$68,073	—
Unvested Performance Stock Units [5]	—	$4,407,638	$4,407,638	$5,320,956	—	$5,320,956
Unvested Restricted Stock Units [6]	—	$2,214,150	$2,214,150	$2,214,150	—	$2,214,150
Unvested Stock Options [7]	—	—	—	—	—	—
Total	—	$11,014,861	$8,829,670	$11,928,179	$4,393,073	$7,535,106

(1)
A “Death or Disability CCPP Termination” occurs upon Mr. Concannon’s death or disability during a CCPP (as defined below). A “Death or Disability Non-CCPP Termination” occurs upon Mr. Concannon’s death or disability outside of a CCPP. A “CCPP Without Cause or for Good Reason Termination” occurs upon: (i) a termination by Mr. Concannon for Good Reason during a Prior CCPP (as defined below); or (ii) the Company terminates Mr. Concannon without Cause or a termination by Mr. Concannon for Good Reason during the portion of a CCPP that is not a Prior CCPP. A “Non-CCPP Without Cause or for Good Reason Termination” means a termination by the Company without Cause or by Mr. Concannon for Good Reason that is not a CCPP Without Cause or for Good Reason Termination. A “CIC Non-Continued Award” occurs if, immediately prior to a Change in Control, the Compensation Committee determines that the applicable equity award will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans. An “Average Bonus” for Mr. Concannon means, for a termination that occurs on or before December 31, 2025, the average of his annual bonus amount earned and payable for the Company’s two fiscal years immediately preceding the termination. A “Prior Change in Control Protection Period” or “Prior CCPP” means the period of three months prior to a “change in control event” within the meaning of Section 409A of the Code. A “CCPP” means a period encompassing a Prior CCPP and: (i) 18 months (for base salary, bonus and healthcare) and (ii) 24 months (for equity awards), in each case, after a Change in Control as defined in the 2020 Equity Incentive Plan.
(2)
Represents the continued payment of base salary: (a) upon a Death or Disability CCPP Termination, a CCPP Without Cause or for Good Reason Termination or a Non-CCPP Without Cause or for Good Reason Termination, for 24 months; and (b) upon a Death or Disability Non-CCPP Termination, for 12 months.
(3)
Represents a bonus: (a) upon a Death or Disability CCPP Termination, a CCPP Without Cause or for Good Reason Termination or a Non-CCPP Without Cause or for Good Reason Termination, in the amount of two times Mr. Concannon’s Average Bonus, payable in 24 monthly installments; and (b) upon a Death or Disability Non-CCPP Termination, in the amount of one times Mr. Concannon’s Average Bonus, payable in 12 monthly installments.
(4)
Represents healthcare coverage: (a) upon a Death or Disability CCPP Termination, a CCPP Without Cause or for Good Reason Termination or a Non-CCPP Without Cause or for Good Reason Termination, for 18 months; and (b) upon a Death or Disability Non-CCPP Termination, for 12 months.
(5)
Reflects the value of the unvested PSUs granted to Mr. Concannon in February 2023, February 2024 and February 2025, each as a part of his annual award (collectively, the “Concannon Annual Awards”) and the value of the unvested PSUs granted to Mr. Concannon in April 2023 as part of his promotion award for the Chief Executive Officer position (the “Concannon Promotion Award”), assuming the following: (a) for the Concannon Annual Awards, (i) upon a Death or Disability CCPP Termination, a Death or Disability Non-CCPP Termination or a CIC Non-Continued Award, reflects full vesting of unvested PSUs at target; and (ii) upon a CCPP Without Cause or for Good Reason Termination, reflects full vesting of unvested PSUs at target (however, notwithstanding the value in the table, if Mr. Concannon resigned with Good Reason, the PSUs from the Concannon Annual Award would not vest); and (b) with respect to the Concannon Promotion Award, (i) upon a Death or Disability CCPP Termination and Death or Disability Non-CCPP Termination, since no performance period has yet been completed at 2025 fiscal year end, reflects vesting using a compound annual growth rate performance metric using an initial price equal to the average closing stock price of each trading day during the 30 calendar days immediately preceding the grant date of the Concannon Promotion Award and an ending price equal to the average closing stock price of each trading day during the 90 calendar days ending on the day before the termination date, which for purposes of this table is assumed to be December 31, 2025 (however, the result of such calculation was below threshold performance and thus no PSUs would vest); and (ii) upon a CCPP Without Cause or For Good Reason Termination or a CIC Non-Continued Award, since no performance has yet been completed at 2025 fiscal year end, reflects vesting based on a compound annual growth rate performance metric using an initial price equal to the average closing stock price of each trading day during the 30 calendar days immediately preceding the grant date of the Concannon Promotion Award and an ending price equal to an assumed change in control price that would result in vesting at target. Upon a Non-CCPP Without Cause or for Good Reason Termination, Mr. Concannon’s Promotion Award PSUs would continue vesting on their original vesting schedule, subject to certain forfeiture conditions, including if Mr. Concannon violated the restrictive covenants in the Concannon Employment Agreement, and such value is not reflected in the table.

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(6)
Represents the value of the unvested RSUs granted to Mr. Concannon as part of the Concannon Annual Awards and Concannon Promotion Award, which will vest as follows: (a) for the Concannon Annual Awards, (i) upon a Death or Disability CCPP Termination, a Death or Disability Non-CCPP Termination or a CIC Non-Continued Award, his unvested RSUs shall fully vest; and (ii) upon a CCPP Without Cause or for Good Reason Termination, reflects full vesting of unvested RSUs (however, notwithstanding the value in the table, if Mr. Concannon resigned with Good Reason, the RSUs from the Concannon Annual Award would not vest); and (b) for the Concannon Promotion awards, upon a Death or Disability CCPP Termination, a Death or Disability Non-CCPP Termination, a CCPP Without Cause or For Good Reason Termination or a CIC Non-Continued Award, his unvested RSUs shall fully vest. Upon a Non-CCPP Without Cause or for Good Reason Termination, Mr. Concannon’s Promotion Award RSUs would continue vesting on their original vesting schedule, subject to certain forfeiture conditions, including if Mr. Concannon violated the restrictive covenants in the Concannon Employment Agreement, and such value is not reflected in the table.
(7)
Represents the value of the unvested stock options granted to Mr. Concannon as part of the Concannon Annual Awards, which will vest as follows: upon a Death or Disability CCPP Termination, a Death or Disability Non-CCPP Termination, a CCPP Without Cause or For Good Reason Termination or a CIC Non-Continued Award, his unvested stock options shall fully vest, but the stock options granted in February 2023, February 2024 and February 2025 have no impact on the value presented in the table above because it is presented as of December 31, 2025 and the stock options had an exercise price greater than the closing market price of a share of our Common Stock on such date (however, if Mr. Concannon resigned with Good Reason, in the case of a CCPP Without Cause or For Good Reason Termination, the unvested stock options from the Concannon Annual Awards would not vest).

Payments and Benefits for Ms. Fiszel Bieler
	Termination for Cause or Without Good Reason	CIC Termination [1]	CIC Non-Continued Award [1]	IFB Non-CIC Termination [1]	Death or Disability
			(No Termination)
Severance [2]	—	$2,025,000	—	$1,350,000	$675,000
Pro Rata Bonus [3]	—	$850,000	—	$850,000	$425,000
Health Benefits [4]	—	$57,111	—	$38,074	$38,074
Unvested Performance Stock Units [5]	—	$845,350	$845,350	—	$845,350
Unvested Restricted Stock Units [6]	—	$736,781	$736,781	—	$736,781
Total	—	$4,514,242	$1,582,131	$2,238,074	$2,720,205

(1)
A “CIC Termination” occurs upon termination by the Company without Cause or a termination by the applicable NEO for Good Reason during the period beginning on the effective date of a Change in Control and ending on the second anniversary following such effective date (such period, a “Protection Period”). A “CIC Non-Continued Award” occurs if, immediately prior to a Change in Control, the Compensation Committee determines that the applicable equity award will not be continued, assumed or have new rights substituted therefor in accordance with the applicable incentive plans. An “IFB Non-CIC Termination” occurs either upon (a) a termination by the Company without Cause or a termination by Ms. Fiszel Bieler for Valid Reason prior to a Change in Control, or (b) a termination by the Company without Cause or a termination by Ms. Fiszel Bieler for Valid Reason following the expiration of a Protection Period. The applicable NEO’s “Average Annual Bonus” means the average of his or her annual bonus amounts earned and payable for the Company’s three fiscal years immediately preceding the termination, or, with respect to a CIC Termination, if greater, the bonus amount from the year preceding a Change in Control. Pursuant to the terms of her Severance Protection Agreement, as Ms. Fiszel Bieler had only received one annual cash incentive as of December 31, 2025, her Average Annual Bonus would have been $850,000, her actual cash incentive for the year ended December 31, 2024.
(2)
Represents severance: (a) upon a CIC Termination, equal to one and a half times the sum of Ms. Fiszel Bieler’s base salary and her Average Annual Bonus, payable in a lump sum; (b) upon an IFB Non-CIC Termination, equal to one times the sum of Ms. Fiszel Bieler’s base salary and her Average Annual Bonus, payable in regular installments over twelve months; and (c) upon death or disability, equal to half of the sum of Ms. Fiszel Bieler’s base salary and her Average Annual Bonus, payable in a lump sum.
(3)
Represents a pro rata bonus: (a) upon a CIC Termination or an IFB Non-CIC Termination, equal to Ms. Fiszel Bieler’s Average Annual Bonus, payable in a lump sum; and (b) upon death or disability, equal to half of her Average Annual Bonus, payable in a lump sum.
(4)
Represents healthcare coverage: (a) upon a CIC Termination, for eighteen months; and (b) upon an IFB Non-CIC Termination or upon death or disability, for twelve months.
(5)
Represents the target value of the unvested PSUs granted to Ms. Fiszel Bieler in May 2024 and February 2025, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, her unvested PSUs shall fully vest. Upon an IFB Non-CIC Termination, her PSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.
(6)
Represents the value of the unvested RSUs granted to Ms. Fiszel Bieler in May 2024 and February 2025, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, her unvested RSUs shall fully vest. Upon an IFB Non-CIC Termination, her unvested RSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.

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Payments and Benefits for Mr. Berry
	Termination for Cause or Without Good Reason	CIC Termination [1]	Non-CIC Termination [1]	Death or Disability

Payment in Lieu of Notice [2]	—	$376,466	$376,466	—
Pro Rata Bonus [3]	—	—	—	—
Unvested Performance Stock Units	—	—	—	—
Unvested Restricted Stock Units [4]	—	—	—	—
Total	—	$376,466	$376,466	—

(1)
Refer to footnote (1) under the “Payments and Benefits Payable to Ms. Fiszel Bieler” table for applicable definitions, except that a “Non-CIC Termination” occurs upon a termination by the Company without Cause.
(2)
Represents, upon a CIC Termination or Non-CIC Termination, a payment equal to six months of Mr. Berry’s base salary, payable in a lump sum in lieu of any notice period base salary pursuant to his Contract of Employment, assuming prior notice is not delivered and the Company elects to make such payment in lieu of the required notice period.
(3)
Pursuant to his Contract of Employment, upon a CIC Termination or Non-CIC Termination, Mr. Berry would be entitled to a pro rata cash incentive based on the number of days he was employed during the applicable year in an amount as determined by the Company and MAEL in their sole joint discretion; provided, however that such discretion shall be exercised consistent with the manner in which the Company and MAEL exercised its discretion in prior years. For the year ended December 31, 2025, Mr. Berry did not have a target cash incentive.
(4)
Pursuant to his Contract of Employment, upon a CIC Termination or Non-CIC Termination, Mr. Berry’s equity make-whole award shall continue to vest on its original vesting schedule, subject to certain forfeiture conditions, including if Mr. Berry violated the restrictive covenants in his Contract of Employment, and such value is not reflected in the table.

Payments and Benefits for Mr. McPherson
	Termination for Cause or Without Good Reason	CIC Termination [1]	CIC Non-Continued Award [1]	Non-CIC Termination [1]	Death or Disability
			(No Termination)
Severance [2]	—	$1,887,500	—	$1,258,333	$629,167
Pro Rata Bonus [3]	—	$808,333	—	$808,333	$404,167
Health Benefits [4]	—	$68,584	—	$45,723	$45,723
Unvested Performance Stock Units [5]	—	$1,734,744	$1,734,744	—	$1,734,744
Unvested Restricted Stock Units [6]	—	$1,245,188	$1,245,188	—	$1,245,188
Total	—	$5,744,349	$2,979,931	$2,112,389	$4,058,987

(1)
Refer to footnote (1) under the “Payments and Benefits Payable to Ms. Fiszel Bieler” table for applicable definitions, except that a “Non-CIC Termination” occurs either upon (a) a termination by the Company without Cause prior to a Change in Control, or (b) a termination by the Company without Cause or a termination by Mr. McPherson for Good Reason following the expiration of a Protection Period.
(2)
Represents severance: (a) upon a CIC Termination, equal to one and a half times the sum of Mr. McPherson’s base salary and his Average Annual Bonus, payable in a lump sum; (b) upon a Non-CIC Termination, equal to one times the sum of Mr. McPherson’s base salary and his Average Annual Bonus, payable in regular installments over twelve months; and (c) upon death or disability, equal to half of the sum of Mr. McPherson’s base salary and his Average Annual Bonus, payable in a lump sum.
(3)
Represents a pro rata bonus: (a) upon a CIC Termination or a Non-CIC Termination, equal to Mr. McPherson’s Average Annual Bonus, payable in a lump sum; and (b) upon death or disability, equal to half of his Average Annual Bonus, payable in a lump sum.
(4)
Represents healthcare coverage: (a) upon a CIC Termination, for eighteen months; and (b) upon a Non-CIC Termination or upon death or disability, for twelve months.
(5)
Represents the target value of the unvested PSUs granted to Mr. McPherson in February 2023, February 2024 and February 2025, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested PSUs shall fully vest. Upon a Non-CIC Termination, his PSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.
(6)
Represents the value of the unvested RSUs granted to Mr. McPherson in February 2023, February 2024 and February 2025, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested RSUs shall fully vest. Upon a Non-CIC Termination, his unvested RSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.

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Payments and Benefits for Mr. Panchal [1]
	Termination for Cause or Without Good Reason	CIC Termination [2]	CIC Non-Continued Award [2]	Non-CIC Termination [2]	Death or Disability
			(No Termination)
Severance [3]	—	$1,992,500	—	$1,328,333	$664,167
Pro Rata Bonus [4]	—	$935,000	—	$878,333	$439,167
Health Benefits [5]	—	$60,255	—	$40,170	$40,170
Unvested Performance Stock Units [6]	—	$1,101,819	$1,101,819	—	$1,101,819
Unvested Restricted Stock Units [7]	—	$1,306,631	$1,306,631	—	$1,306,631
Total	—	$5,396,205	$2,408,450	$2,246,837	$3,551,953

(1)
Pursuant to SEC rules, Mr. Panchal’s potential termination or change in control payments and benefits are being presented in the table above because he was employed on December 31, 2025. Mr. Panchal’s employment was terminated by the Company without Cause effective April 1, 2026. Pursuant to his pre-existing Severance Protection Agreement, dated March 1, 2022, Mr. Panchal received the following standard severance benefits with no enhancements or discretionary additions: (i) a $1,305,384 severance payment (consisting of base salary, average annual bonus, and accrued but unused vacation days); (ii) a $210,671 pro-rata bonus for the period worked in 2026; (iii) continued healthcare coverage for 12 months; and (iv) the continuation of vesting for unvested equity incentive awards scheduled to vest within the 12-month period following his termination date. All other unvested equity not subject to the 12-month continuation period were immediately forfeited as of his termination date, as required by the terms of such awards. This treatment is consistent with the treatment in the “Non-CIC Termination” column, but reflects an effective date of his termination of April 1 instead of December 31.
(2)
Refer to footnote (1) under the “Payments and Benefits Payable to Ms. Fiszel Bieler” table for applicable definitions, except that a “Non-CIC Termination” occurs either upon (a) a termination by the Company without Cause prior to a Change in Control, or (b) a termination by the Company without Cause or a termination by Mr. Panchal for Good Reason following the expiration of a Protection Period. Pursuant to the terms of his Severance Protection Agreement, (i) for a Non-CIC Termination or Death or Disability, Mr. Panchal’s Average Annual Bonus of $878,333 is calculated based on the average of his annual bonus amounts earned and payable for the three completed years preceding his termination; and (ii) for a CIC Termination, Mr. Panchal’s Average Annual Bonus of $935,000 is calculated based on the greater of the prior year bonus or the average annual bonus of the three completed years preceding his termination.
(3)
Represents severance: (a) upon a CIC Termination, equal to one and a half times the sum of Mr. Panchal’s base salary and his Average Annual Bonus, payable in a lump sum; (b) upon a Non-CIC Termination, equal to one times the sum of Mr. Panchal’s base salary and his Average Annual Bonus, payable in regular installments over twelve months; and (c) upon death or disability, equal to half of the sum of Mr. Panchal’s base salary and his Average Annual Bonus, payable in a lump sum.
(4)
Represents a pro rata bonus: (a) upon a CIC Termination or a Non-CIC Termination, equal to Mr. Panchal’s Average Annual Bonus, payable in a lump sum; and (b) upon death or disability, equal to half of his Average Annual Bonus, payable in a lump sum.
(5)
Represents healthcare coverage: (a) upon a CIC Termination, for eighteen months; and (b) upon a Non-CIC Termination or upon death or disability, for twelve months.
(6)
Represents the target value of the unvested PSUs granted to Mr. Panchal in February 2023, February 2024 and February 2025, which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested PSUs shall fully vest. Upon a Non-CIC Termination, his PSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.
(7)
Represents the value of the unvested RSUs granted to Mr. Panchal in March 2022, February 2023, February 2024 and February 2025 which will vest as follows: upon a CIC Termination, a CIC Non-Continued Award or death or disability, his unvested RSUs shall fully vest. Upon a Non-CIC Termination, his unvested RSUs shall continue to vest for a year from such termination, and such value is not reflected in the table.

Compensation Committee interlocks and insider participation

The Compensation Committee is composed of four independent directors: Ms. Altobello (Chair), Mr. Casper, Ms. Gibson and Mr. Hernandez. No member of the Compensation Committee is, or was during 2025, a current or former officer or employee of the Company or any of its subsidiaries. Additionally, during 2025, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

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PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act, the Company is providing its stockholders the opportunity to cast an advisory vote to approve the compensation of the Company’s NEOs. This proposal, commonly known as a “Say-on-Pay” proposal, gives the Company’s stockholders the opportunity to express their views on the NEOs’ compensation.

As described in detail in the Compensation Discussion and Analysis above, the Company’s NEO compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability.

The Company seeks to accomplish these goals in a manner that is aligned with the long-term interests of the Company’s stockholders. The Company believes that its NEO compensation program achieves this goal with its emphasis on long-term equity awards and performance-based compensation, in addition to short-term (annual) incentive awards, which has enabled the Company to successfully motivate and reward its NEOs. The Company believes that its ability to retain its current high-performing team of seasoned executive officers is critical to its continuing financial success and that its focus on the long-term interests of its NEOs aligns with the interests of its stockholders.

We urge stockholders to read the letter from the Compensation Committee found on page 35 and the Compensation, Discussion and Analysis beginning on page 36, which describe in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narratives beginning on page 61, which provide detailed information on the compensation of our NEOs. For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Your vote

As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, our Board and the Compensation Committee, which is responsible for designing and administering the Company’s NEO compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for NEOs. Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the approval, on an advisory basis, of the compensation of the Company’s NEOs as disclosed in this Proxy Statement. The affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy is required to approve this Proposal 3. Abstentions will have the same effect as a vote AGAINST this proposal and broker non-votes will have no effect on the outcome of the vote.

BOARD RECOMMENDATION
The board unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

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PROPOSAL 4 — STOCKHOLDER PROPOSAL REGARDING CHANGES TO EXISTING STOCKHOLDER SPECIAL MEETING RIGHT

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which the Company and the Board accept no responsibility. The stockholder proposal will be voted on at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board recommends that stockholders vote AGAINST this proposal.

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, the beneficial owner of at least 20 shares of our common stock since at least December 1, 2022, has informed the Company of his intent to present the following proposal at the 2026 Annual Meeting.

Beginning of Stockholder Proposal and Statement of Support:

Proposal 4 — Reasonable Shareholder Ability to Call for a Special Shareholder Meeting

Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an easy to convene online shareholder meeting.

There shall be no unnecessary poison pill discriminatory rule to require ownership of shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting and no unnecessary requirement that most such shareholders be record holders.

It is reasonable that 10% of shares have this right because there may be no shareholders of any company anywhere who have ever used this right at the challenging 25% stock ownership mark.

There has never been a company response to a proposal such as this that gave one example of a special shareholder meeting actually being held at a company that required 25% of shares outstanding to initiate. Thus the challenging 25% requirement seems too high and seems to make the current so-called right useless.

A reasonable shareholder right to call for a special shareholder meeting could incentivize MarketAxess Holdings (MKTX) directors to be more vigilant and more alert to face future headwinds like those that emerged in 2025:

The MKTX stock price has been under significant pressure throughout 2025, down 25% year-to-date and 68% over 5-years, putting long-term MKTX shareholders under pressure.

Several financial institutions, including Morgan Stanley, BofA, and Piper Sandler, downgraded their ratings or cut their price targets for MKTX stock.

MKTX reported increased operating expenses, driven by higher employee pay and technology costs, alongside an increased effective tax rate, which put pressure on the bottom line.

There is reported shareholder frustration over MKTX inability to achieve overall market share gains despite efforts to introduce new offerings.

MKTX is facing heightened competition from rivals like Tradeweb and Trumid, leading to concerns that it is losing market share, particularly in high-grade and high-yield bonds.

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PROPOSAL 4 — STOCKHOLDER PROPOSAL

Revenue growth in the U.S. credit market has been difficult due to factors such as tight spreads and the growth of new trading protocols like portfolio trading, which impacts commission revenue.

Please vote yes:

Reasonable Shareholder Ability to Call for a Special Shareholder Meeting – Proposal 4

End of Stockholder Proposal and Statement of Support

The Board’s statement in opposition to the stockholder proposal

This is the third consecutive year that the same proponent has submitted a proposal related to our stockholders’ right to call a special meeting, spending the Company’s time and resources on a proposal that our stockholders continue to reject. Our stockholders have consistently, and decisively, rejected these proposals:

✓
At the Company’s 2024 Annual Meeting of Stockholders, stockholders overwhelmingly approved the Board's proposal to create a stockholder right to call a special meeting at a 25% ownership threshold with a one-year holding period requirement, with 88% of votes cast in favor. At the same meeting, stockholders rejected the proponent's competing proposal for a 10% threshold.
✓
At the Company’s 2025 Annual Meeting of Stockholders, the proponent submitted a proposal to remove the one-year holding period requirement from the special meeting right that stockholders had just approved. Stockholders rejected this proposal decisively, with only 19% of votes cast in favor.

The strong support of 88% for management’s proposal in 2024 and the low support of 19% with respect to the shareholder proposal in 2025, demonstrate that an overwhelming majority of our stockholders are satisfied with the current special meeting framework and do not wish to revisit this issue.

Market data from the 2025 proxy season confirms that stockholders have broadly rejected similar proposals, many of which were submitted by this same proponent. According to data from Institutional Shareholder Services (ISS), in the 2025 annual meeting cycle, (i) the median support for proposals seeking to lower an existing ownership threshold of 20% to 25% was only 43%; and (ii) all 23 stockholder proposals requesting removal of one-year holding periods received less than 20% support, regardless of the company’s existing ownership threshold.(1)

Our Board continues to believe that the current special meeting right, including the 25% ownership threshold and the one-year holding period requirement, provides stockholders with a meaningful ability to request a special meeting while also protecting the Company and its stockholders against the risk that certain stockholders will use special meetings as a means to advance narrow and short-term oriented interests, which may not be in the long-term interests of the Company or its broader stockholder base.

As further summarized below, the Board unanimously recommends a vote AGAINST this proposal.

The Current Special Meeting Right is Meaningful and Consistent with Market Practice

Our Board recognizes the importance of providing stockholders with a balanced right to call special meetings. To that effect, in 2024, our Board of Directors sought stockholder approval of an amendment to our Bylaws to provide stockholders owning a combined 25% or more of the Company’s outstanding common stock with the right to call a special meeting of stockholders. The details, including the common requirement that stockholders exercising the special meeting right have owned the shares continuously for at least one year, were specifically described in the proxy statement proposal. Our stockholders approved the Bylaws amendment with the support of approximately 88% of votes cast.

______________________________

(1) See 2025 U.S. Governance Post-Season Review: Evolving Priorities in a Shifting Landscape, Institutional Shareholder Services (September 2025), https://insights.issgovernance.com/posts/2025-us-governance-post-season-review-evolving-priorities-in-a-shifting-landscape/

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PROPOSAL 4 — STOCKHOLDER PROPOSAL

Our Board believes that a 25% ownership threshold for requesting a special meeting by stockholders who have held a financial stake in our company for a meaningful period of time is in the best interests of the Company and its stockholders and is consistent with market practice. The 10% ownership threshold requested by the proponent is lower than that of a significant majority of S&P SmallCap 600 companies that offer stockholders a special meeting right: only 17% of companies in the S&P 600 have a threshold of less than 25%; almost half of the companies in the S&P 600 do not provide a special meeting right at all.

Further, the common one-year holding period is consistent with the minimum holding period established by the SEC under Rule 14a-8 of the Exchange Act, which enables a stockholder to include a proposal in an issuer’s proxy statement. In adopting the holding requirements under Rule 14a-8, the SEC indicated that the holding period should be calibrated such that a stockholder has some meaningful “economic stake or investment interest” in a company before the stockholder may draw on company and stockholder resources and command the time and attention of other stockholders to consider and vote on the proposal. Our Board believes the SEC’s reasoning is equally applicable to the Company’s one-year holding requirement for requesting a special meeting. Moreover, under that same rule, stockholders with minimal holdings are already able to present proposals, such as this one, at annual meetings.

The 25% ownership threshold and the one-year holding requirement provide reasonable safeguards against a single stockholder or a group of small stockholders and/or stockholders short-term interests having a disproportionate amount of influence over the Company

Our Bylaws facilitate the ability of stockholders who meet the applicable requirements to call special meetings when extraordinary matters arise, without enabling a minority of stockholders that have not held a financial stake in the Company for a meaningful period of time to call unnecessary or duplicative meetings for less significant matters. If the ownership threshold is lowered and the one-year holding requirement is eliminated, as the stockholder proponent requests, the Company could be subject to regular disruptions by short-term, special-interest stockholder groups with agendas that may not be in the best interests of the Company or its broader stockholder base, and it would increase the potential for misuse of the special meeting right. Such diversions could operate against the best interests of our stockholders overall, in order to serve the narrow short-term interests of certain stockholders.

The Company’s outstanding common stock is largely held by institutional investors. The Company’s two largest stockholders own approximately 11.5% and 11.0% of the Company’s outstanding common stock, respectively, and, should this proposal be adopted with a 10% ownership threshold to call a special meeting, such stockholders would have a unilateral right to call a special meeting at any time and for any reason, which may not be an interest shared more broadly by our other stockholders. Likewise, almost 50.0% of the Company’s outstanding common stock is held by our top five stockholders.

Special meetings should only be called to discuss issues of extraordinary importance that cannot wait until our next annual meeting of stockholders in cases. A failure to receive 25% support to convene a special meeting is a strong indicator that the issue is unduly narrow and not deemed critical by our stockholders generally.

Special meetings require substantial time, effort and Company resources

Convening a special meeting of stockholders requires a substantial commitment of time, effort and resources by our management and Board and the Company must incur substantial expenses. Among other costs, the Company is required to prepare, print, and distribute legal disclosure documents to stockholders, solicit proxies, and tabulate votes for each special stockholders meeting. In addition, special meetings require the Board and management to divert significant time, focus and resources away from management of the Company in order to prepare for, and conduct, the special meeting, detracting from their primary focus of operating our business and maximizing long-term stockholder value. Given that special meetings require a considerable investment in resources, they should be limited to circumstances where a meaningful number of stockholders believe a matter is sufficiently urgent or extraordinary that it must be addressed between annual meetings. The Board believes the Company’s existing special meeting right strikes the appropriate balance between enhancing our stockholders’ ability to act on urgent matters and protecting the Company and other stockholders.

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PROPOSAL 4 — STOCKHOLDER PROPOSAL

The proposal’s criticisms conflate business challenges with governance structure.

The proponent cites stock price performance and competitive pressures as justification for this proposal. However, these business challenges, which management and the Board are actively addressing, are unrelated to the procedural thresholds for calling special meetings. An expanded special meeting right would not change market dynamics, competitive positioning or operating expenses. It would simply create an additional avenue for disruption and distraction of management.

The Board and management are fully engaged in executing on the Company's long-term strategy. In December 2025, the Company announced medium-term financial targets of average 8% to 9% annual total revenue growth and average 75 to 125 basis points per year of operating margin improvement for the 2026 to 2028 period. The Board also authorized an additional $400 million in stock repurchases, bringing total outstanding authorizations to $505 million as of such authorization, and announced a $300 million accelerated stock repurchase program, reflecting the Board's confidence in the Company's long-term strategy and commitment to driving stockholder value creation. These actions, combined with continued investment in technology modernization and progress on the Company’s strategic initiatives, demonstrate that the Board and management are taking decisive steps to address competitive dynamics and deliver value to stockholders.

Our existing corporate governance policies and practices promote accountability and responsiveness to stockholders.

We are committed to maintaining strong corporate governance practices and procedures, including stockholder engagement initiatives. The Company has demonstrated and promoted accountability to stockholders through its existing corporate governance policies and practices, which include:

✓
Annual Election of Directors: Since the Company’s initial public offering in 2004, all directors have been annually elected to our Board. Our directors are only elected to hold office until the next annual meeting of stockholders or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal.
✓
Majority Voting Standards in Uncontested Elections: Our Bylaws include a “majority voting” standard for the election of directors in uncontested elections, which are generally defined as elections in which the number of nominees does not exceed the number of directors to be elected at the meeting. Under the majority voting standard, in uncontested elections of directors, each director must be elected by the affirmative vote of a majority of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present.
✓
Stockholder Right to Act by Written Consent: Since the Company’s initial public offering in 2004, the Company’s Bylaws have permitted the holders of a majority of our outstanding common stock having voting power present in person or represented by proxy to take any action required or permitted to be taken at an annual or special meeting, including election of directors, without a meeting, without prior notice and without a vote. Through this right, stockholders are already empowered to act between annual meetings.
✓
Stockholder Input on Director Nominations: Stockholders may recommend director candidates by submitting such recommendations directly to the Nominating and Corporate Governance Committee as described under – “Communicating with our Board members.” The Nominating and Corporate Governance Committee evaluates any such candidate in the same manner as it evaluates candidates recommended from other sources.
✓
Independent Board Chair: Our Chairman of the Board is an independent director.
✓
Majority Independent Board: Currently, and following the Annual Meeting, 11 out of our 12 directors are independent, assuming the stockholders elect to the Board of Directors the director nominees set forth in Proposal No. 1.

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PROPOSAL 4 — STOCKHOLDER PROPOSAL

✓
Committees Comprised Entirely of Independent Directors: The Board has established structural safeguards that serve to preserve the Board’s independent oversight of management. All of the Board’s committees are comprised entirely of, and are chaired by, independent directors.
✓
Annual Board Evaluation: The Nominating and Corporate Governance Committee annually reviews and makes recommendations to the Board related to the size, structure and composition of the Board and its committees.
✓
Robust Stock Ownership Guidelines: The Board of Directors believes that equity ownership by the Company’s directors and executive officers is important for the Company. Our directors and executive officers are subject to stock ownership guidelines to align their interests with those of our stockholders. Non-employee directors are required to hold not less than the number of shares of Common Stock equal in value to five times the annual cash retainer payable to a director.
✓
Regular Stockholder Engagement: We value our stockholders’ opinions and periodically solicit input through our stockholder engagement program. We are responsive to stockholders and believe in maintaining active stockholder engagement.
✓
Annual Say-on-Pay: In accordance with the Board’s recommendation as well as the majority of stockholders voting at the 2023 Annual Meeting of Stockholders, the Company conducts an annual say-on-pay vote. The Board recognizes the importance of an annual vote as it allows stockholders to provide direct input on the Company’s compensation policies and practices, and the resulting compensation for the named executive officers, every year.

See “Corporate Governance and Board Matters” for more information.

In light of our existing policies and practices, the Board has determined that this stockholder proposal is not in the best interests of the Company and its stockholders.

Your vote

This proposal is not binding upon the Company or our Board. Notwithstanding the non-binding nature of this vote, our Board values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when considering whether to implement this proposal.

Unless proxy cards are otherwise marked, the persons named as proxies will vote AGAINST this Proposal 4. The affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy and entitled to vote on the subject matter is required to approve this Proposal 4. Abstentions will have the same effect as a vote AGAINST this proposal and broker non-votes will have no effect on the outcome of the vote.

BOARD RECOMMENDATION
The board unanimously recommends that you vote “AGAINST” the Stockholder Proposal (Proposal 4).

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CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, our Company is required to calculate and disclose the total compensation paid to its median employee, as well as the ratio of the total compensation paid to such median employee as compared to the total compensation paid to the Company’s CEO. The Company believes that the ratio of pay included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Measurement date

We identified the median employee using our employee population on December 31, 2025. On December 31, 2025, the CEO of the Company was Mr. Concannon.

Consistently Applied Compensation Measure (CACM)

We identified our median employee using a consistently applied compensation measure, consisting of the following:

•
Actual base salary paid;
•
Cash bonus paid in 2026 for 2025 performance;
•
Other cash payments including, but not limited to, overtime, allowances and one-time awards;
•
Value of equity awards granted in 2025, computed in accordance with FASB ASC Topic 718; and
•
Company contributions to a pension or retirement plan, including, but not limited to, a 401(k) defined contribution plan in the U.S.

Exceptions

As of December 31, 2025, we had 868 employees globally, including 554 U.S. employees and 314 non-U.S. employees. In determining the median employee, we did not include employees from the following countries as they represented, in aggregate, less than 5% of our employee population:

•
Brazil – 3 employees
•
France – 12 employees
•
Germany – 6 employees
•
Italy – 1 employee
•
The Netherlands – 14 employees
•
Switzerland – 4 employees

After excluding the CEO and employees described above, we determined our median employee from a population of 827 employees, including 553 U.S. employees and 274 non-U.S. employees.

CEO pay ratio

The annual total compensation for the CEO and the median employee, as calculated using the Summary Compensation Table requirements, was $7,101,027 and $204,500, respectively, resulting in a ratio of 35:1.

This pay ratio information is being provided solely for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our Principal Executive Officer (“PEO”), which is our CEO, and the average of our non-PEO NEOs, and certain financial performance measures of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

Pay Versus Performance [1]
	Summary Compensation Table Total for PEO [2]		Compensation Actually Paid to PEO [3]		Average Summary Compensation Table Total for Non-PEO	Average Compensation Actually Paid to Non-PEO	Value of Initial Fixed $100 Investment Based On:		Net Income [8] (millions)	Adjusted Operating Income [9] (millions)
Year	Concannon	McVey	Concannon	McVey	NEOs [4]	NEOs [5]	TSR [6]	Peer Group TSR [7]
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$7,101,027	N/A	$4,716,854	N/A	$3,104,775	$2,493,750	$33.56	$194.20	$246.9	$398.1
2024	$5,819,842	N/A	($88,816)	N/A	$2,262,950	$1,534,249	$41.19	$167.89	$274.2	$392.2
2023	$8,293,086	$5,420,785	$5,270,186	($4,411,280)	$1,868,629	$1,552,561	$52.69	$132.61	$258.1	$361.1
2022	N/A	$5,553,833	N/A	($17,047,453)	$3,600,351	$1,318,174	$49.65	$114.25	$250.2	$370.4
2021	N/A	$5,742,184	N/A	($23,796,801)	$2,778,019	($567,512)	$72.49	$132.32	$257.9	$379.6

(1)
Mr. Concannon, our Chief Executive Officer, has served as Chief Executive Officer since April 3, 2023. Previously, Mr. McVey served as Chief Executive Officer. The Non-PEO NEOs for the applicable years were as follows:
•
2025: Ilene J. Fiszel Bieler, Dean Berry, Kevin M. McPherson, Naineshkumar S. Panchal and Christophe Roupie;
•
2024: Ilene J. Fiszel Bieler, Richard M. McVey, Kevin M. McPherson, Naineshkumar S. Panchal and Christopher N. Gerosa;
•
2023: Christopher N. Gerosa, Kevin M. McPherson, Naineshkumar S. Panchal and Christophe Roupie;
•
2022: Christopher R. Concannon, Christopher N. Gerosa, Kevin M. McPherson and Naineshkumar S. Panchal; and
•
2021: Christopher R. Concannon, Antonio DeLise, Christopher N. Gerosa, Kevin M. McPherson and Nicholas Themelis.
(2)
The dollar amounts reported in columns (b) are the amounts of total compensation reported for Messrs. Concannon and McVey, respectively, for each corresponding year in which each served as Chief Executive Officer in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”
(3)
The dollar amounts reported in columns (c) represent the amount of “compensation actually paid” to Messrs. Concannon and McVey, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Messrs. Concannon and McVey during the applicable year.

In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Concannon’s total compensation for 2025 to determine the compensation actually paid:

PEO Compensation Actually Paid: Christopher R. Concannon
Year	Summary Compensation Table Total	Reported Value of Equity Awards [a]	Equity Award Adjustments [b]	Compensation Actually Paid
2025	$7,101,027	$4,808,527	$2,424,354	$4,716,854

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a

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PAY VERSUS PERFORMANCE

deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(4)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Concannon for 2025 and 2024, Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022 and 2021) in the “Total” column of the Summary Compensation Table in each applicable year.
(5)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Concannon for 2025 and 2024, Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022 and 2021), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Concannon for 2025 and 2024, Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022 and 2021) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Concannon for 2025 and 2024, Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022 and 2021) for each year to determine the compensation actually paid, using the same methodology described above in footnote 3:

Average Non-PEO NEO Compensation Actually Paid
Year	Summary Compensation Table Total	Reported Value of Equity Awards [a]	Equity Award Adjustments [b]	Compensation Actually Paid
2025	$3,104,775	$1,783,879	$1,172,854	$2,493,750

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(6)
TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(7)
Represents the peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: the Dow Jones U.S. Financials Index.
(8)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(9)
Adjusted Operating Income is defined as operating income before (i) unplanned inorganic activity and (ii) the impact of cash incentives. It may also be adjusted to reflect charges for restructurings, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgments, settlements and the effects of accounting or tax law changes.

Financial performance measures

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected to incentivize our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•
Adjusted operating income
•
Operating margin
•
Revenue growth excluding U.S. credit
•
U.S. credit market share

2026 Proxy Statement | 85

PAY VERSUS PERFORMANCE

Analysis of the information presented in the Pay versus Performance table

As described in more detail in the section “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the amount of compensation actually paid to Mr. Concannon for 2025 and 2024, Messrs. Concannon and McVey for 2023, Mr. McVey for 2022 and 2021 and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Concannon for 2025 and 2024, Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022 and 2021) reflects a pay-for-performance orientation over the five-year period. Variations in compensation actually paid in any particular year are influenced by the timing and vesting of multi-year or sign-on equity awards, changes in stock price, and the transition of executive leadership during the period. The linkage between compensation actually paid and the Company’s cumulative TSR is driven by the significant portion of NEO compensation comprised of equity awards.

Compensation Actually Paid and Net Income

As demonstrated by the following table, the amount of compensation actually paid to Mr. Concannon for 2025 and 2024, Messrs. Concannon and McVey for 2023, Mr. McVey for 2022 and 2021 and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Concannon for 2025 and 2024, Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022 and 2021) reflects a pay-for-performance orientation over the five-year period. Variations in compensation actually paid in any particular year are influenced by the timing and vesting of multi-year or sign-on equity awards, changes in stock price, and the transition of executive leadership during the period.

2026 Proxy Statement | 86

PAY VERSUS PERFORMANCE

Compensation Actually Paid and Adjusted Operating Income

As demonstrated by the following graph, the amount of compensation actually paid to Mr. Concannon for 2025 and 2024, Messrs. Concannon and McVey for 2023, and Mr. McVey for 2022 and 2021 and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Concannon for 2025 and 2024, Messrs. Concannon and McVey for 2023 and Mr. McVey for 2022 and 2021) reflects a pay-for-performance orientation. Variations in compensation actually paid in any particular year are influenced by the timing and vesting of multi-year or sign-on equity awards, changes in stock price, and the transition of executive leadership during the period. As described above, Adjusted Operating Income is defined as operating income before: (i) unplanned inorganic activity and (ii) the impact of cash incentives. It may also be adjusted to reflect charges for restructurings, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgments, settlements and the effects of accounting or tax law changes. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted Operating Income is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the pay versus performance table above) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes Adjusted Operating Income as the financial component of the Company’s short-term incentive compensation program. See “– Compensation Discussion and Analysis.”

2026 Proxy Statement | 87

OTHER INFORMATION

General information

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Company, to be used at our Annual Meeting scheduled for Wednesday, June 10, 2026, at 9:00 AM, Eastern Daylight Time, via live audio webcast at www.virtualshareholdermeeting.com/MKTX2026.

Holders of record of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. On that date, there were 35,180,841 shares entitled to be voted.

The Annual Meeting will be held in virtual format only. You will not be able to attend the Annual Meeting physically, however you may vote and submit questions while attending the Annual Meeting online via the live audio webcast.

To participate in the Annual Meeting, you must have your 16-digit control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card. You will be able to submit questions during the meeting by typing in your question in the “ask a question” box on the meeting page. Should you require technical assistance, support will be available by dialing 800-586-1548 (U.S.) or 303-562-9288 (International) during the meeting. We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

We encourage you to vote your shares, either by voting online during the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote via the Internet or telephone or execute the attached paper proxy card, the individuals designated will vote your shares according to your instructions. If any matter other than the Proposals listed in the Notice of Annual Meeting of Stockholders is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner that the Board may recommend or, in the absence of such recommendation, in the manner they perceive to be in the best interests of the Company.

If you indicate when voting via the Internet that you wish to vote as recommended by the Board or if you execute the enclosed paper proxy card but do not give instructions, your proxy will be voted as follows: (1) FOR the election of each of the nominees for director named herein, (2) FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026, (3) FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, and (4) AGAINST the stockholder proposal and (5) in accordance with the best judgment of the persons appointed as proxies with respect to any other matters that properly come before the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, see “— Voting — Broker authority to vote.”

Information on how you may vote at the Annual Meeting (such as granting a proxy that directs how your shares should be voted, or attending the Annual Meeting), as well as how you can revoke a proxy, is contained in this Proxy Statement under the headings “— Solicitation of Proxies” and “— Voting.”

We are furnishing proxy materials to our stockholders primarily via the Internet. On or about April 29, 2026, we expect to mail beneficial owners of our Common Stock a Notice containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report. The Notice also instructs you on how to vote via the Internet. Other stockholders, in accordance with their prior requests, received e-mail notification of how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and a proxy card or voting form. The proxy card includes instructions on how to vote via the telephone. All beneficial owners will have the ability to access the proxy materials, including this Proxy Statement and our Annual Report, on the website referred to in the Notice.

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OTHER INFORMATION

Internet distribution of our proxy materials is designed to provide our stockholders with the information they need, while lowering costs of delivery and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Our Proxy Statement and 2025 Annual Report to Stockholders are available at
https://materials.proxyvote.com/57060D

Solicitation of proxies

General

The attached proxy card allows you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of a Notice, this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. Okapi Partners LLC has been retained by the Company to assist in the solicitation of proxies for a fee of $15,000, plus reasonable expenses.

Voting

Stockholders entitled to vote and shares outstanding

Each stockholder is entitled to one vote for each share of Common Stock held on each matter submitted to a vote at the Annual Meeting. As of the Record Date, 35,180,841 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.

How to vote

Submitting a proxy via mail, the Internet or telephone

You may vote by calling the toll-free telephone number listed on the proxy card or visiting the website address listed on the Notice or the proxy card. If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number noted on the Notice before your proxy will be accepted. In addition to the instructions that appear on the Notice, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet. Votes submitted by telephone or via the Internet must be received by 11:59 p.m., EDT, on June 9, 2026 in order for them to be counted at the Annual Meeting.

If you are a stockholder of record, or otherwise received a printed copy of the proxy materials, in addition to the methods described above, you may also submit your proxy with voting instructions by mail by following the instructions set forth on the proxy card included with the proxy materials. Specifically, if you are a stockholder of record on the Record Date, you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card.

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OTHER INFORMATION

Voting your shares online at the Annual Meeting

For Shares Directly Registered in the Name of the Stockholder: You may vote online at the Annual Meeting at www.virtualshareholdermeeting.com/MKTX2026; however, we encourage you to vote by proxy card or the Internet even if you plan to attend the online meeting. If you plan to attend the online Annual Meeting, you will need the 16-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.

For Shares Registered in the Name of a Brokerage Firm or Bank: If your shares of Common Stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of Common Stock voted prior to or during the online meeting, or contact your broker, bank or other nominee for such information.

Revoking a proxy

A proxy that was submitted via the Internet or by telephone may be revoked at any time before it is exercised by (1) executing a later-dated proxy card via the Internet or by telephone or (2) attending the Annual Meeting and voting online.

A proxy that was submitted by mail may be revoked at any time before it is exercised by (1) giving written notice revoking the proxy to our General Counsel and Corporate Secretary at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001, (2) subsequently sending another proxy bearing a later date or (3) attending the Annual Meeting and voting online.

If your shares are registered in the name of a brokerage firm or bank, you must contact your brokerage firm or bank to change your vote or obtain a proxy to vote your shares if you wish to cast your vote online at the meeting.

Your attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted via the Internet, by telephone or by mail.

Broker authority to vote

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting, but you will need the 16-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.

If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes only on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters without such voting instructions, such as the election of directors, the advisory vote on the compensation of our named executive officers or the special meeting right proposal. A “broker non-vote” occurs when a beneficial owner has not provided voting instructions and the broker holding shares for the beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal.

2026 Proxy Statement | 90

OTHER INFORMATION

Quorum

A quorum is required for the conduct of business at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the meeting on the Record Date will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions, if any, and broker non-votes (as described above) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. If we do not have a quorum, we will be forced to reconvene the Annual Meeting at a later date.

Votes necessary to approve each proposal

Election of Directors. Our Bylaws include a majority of votes cast voting standard for the election of directors in uncontested elections, which are generally defined as elections in which the number of nominees does not exceed the number of directors to be elected at the meeting. In the election of directors (Proposal 1), you may either vote “FOR,” “AGAINST” or “ABSTAIN” as to each nominee. Cumulative voting is not permitted. Under the majority of votes cast voting standard, in uncontested elections of directors, such as this election, each director must be elected by the affirmative vote of a majority of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a candidate for director exceeds the number of votes cast “AGAINST” that candidate for director. Abstentions will have no effect in determining whether a director nominee has received a majority of the votes cast because an abstention does not count as a vote cast. In addition, brokers do not have discretionary authority to vote for directors, therefore, broker non-votes will not count as a vote cast “FOR” or “AGAINST” a nominee’s election and thus will have no effect in determining whether a director nominee has received a majority of the votes cast.

Other Items. For Proposals 2, 3, and 4, if a quorum is present, the proposals will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy. Abstentions will be counted as shares present having voting power on these proposals and will have the same effect as votes ”AGAINST.” Brokers have discretionary authority to vote on Proposal 2, the ratification of the appointment of PwC. Therefore, there will be no broker non-votes on Proposal 2. Brokers do not have discretionary authority to vote on Proposals 3 and 4 and any resulting broker non-votes will have no effect on the outcome of the vote.

Availability of certain documents

Householding of Annual Meeting materials

The Company and some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents. This means that only one copy of our Proxy Statement is sent to multiple stockholders in your household. This “householding” procedure reduces our printing costs and postage fees as well as the environmental impact of the annual meeting. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001 or 212-813-6000. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Additional information

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.marketaxess.com or the SEC’s website at

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OTHER INFORMATION

www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K for the year ended December 31, 2025, without charge to any stockholder upon written or oral request to our Investor Relations Department at MarketAxess Holdings Inc., 55 Hudson Yards, 15th Floor, New York, NY 10001 or 212-813-6000.

Other matters

As of the date of this Proxy Statement, the Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

Stockholder proposals for 2027 Annual Meeting

In order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the 2027 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Exchange Act must be received by the Company at its principal executive offices in New York, New York, on or before December 30, 2026. In addition, under the Company’s bylaws, any proposal for consideration at the 2027 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by the Secretary of the Company at its principal executive offices between the close of business on November 30, 2026 and the close of business on December 30, 2026 and is otherwise in compliance with the requirements set forth in the Company’s bylaws.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide the Company with notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act.

2026 Proxy Statement | 92

APPENDIX A — RECONCILIATION OF NON-GAAP AMOUNTS

The Company believes that presenting adjusted operating income, a non-GAAP measure, is meaningful, as it reflects metrics considered by the Compensation Committee in making its compensation determinations. The Company defines adjusted operating income as operating income before (i) unplanned inorganic activity and (ii) the impact of cash incentives. It may also be adjusted to reflect charges for restructurings, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgments, settlements and the effects of accounting or tax law changes. The Company believes adjusted operating income is an appropriate measure for evaluating the operating performance of the Company on a consolidated basis. Adjusted operating income and similar measures with similar titles are common performance measures used by investors and analysts to analyze the Company’s performance. Adjusted operating income should be viewed as a supplement to and not a substitute for operating income, net income, cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Since adjusted operating income is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies. All dollar amounts included in this Appendix A are presented in thousands, except as otherwise noted.

The following is a reconciliation of operating income (GAAP) to Adjusted Operating Income (non-GAAP):

Reconciliation of Operating Income (GAAP) to Adjusted Operating Income (Non-GAAP) ('000s)

Twelve Months Ended December 31, 2025
Operating income	$341,838
Cash incentives	51,644
Unplanned inorganic activity	138
Repositioning charges[1]	5,054
Impact of currency fluctuations	(580)
Adjusted operating income	$398,094

(1)
Repositioning charges consist of severance related to changes in management structure.

To supplement the Company’s unaudited financial information presented in accordance with GAAP, from time to time, we present selected GAAP-basis financial results, excluding notable items. Notable items are revenues, expenses, other income (expense) and tax related items that are non-recurring and outside of the Company’s normal course of business or other notables, such as acquisition and restructuring charges or gains/losses on sales (collectively, “notable items”). The Company believes that these non-GAAP financial measures, when taken into consideration with the corresponding GAAP financial measures, provide additional information regarding the Company’s operating results because they assist both investors and management in analyzing and evaluating the performance of our business.

The following is a reconciliation of total expenses (GAAP) to total expenses excluding notable items (non-GAAP):

Reconciliation of Total Expenses (GAAP) to Total Expenses, excluding notable items (Non-GAAP) ('000s)

Twelve Months Ended December 31, 2025
Total Expenses, GAAP-basis	$504,430
Exclude: Notable items
Repositioning charges[1]	(5,054)
Total Expenses, excluding notable items	$499,376

(1)
Repositioning charges consist of severance related to changes in management structure.

2026 Proxy Statement | A-1

Market Axess®

NYC Headquarters

55 Hudson Yards Floor 15
New York NY 10001 USA

T +1 212 813 6000
marketaxess.com

MARKETAXESS nyc headquarters 55 hudson yards floor new york ny 10001 usa 15 t +1 212 813 6000 marketaxess.com

MarketAxess MARKETAXESS HOLDINGS INC. 55 HUDSON YARDS 15TH FLOOR NEW YORK, NY 10001 SCAN TO VIEW MATERIALSERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MKTX2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V92417-P42419 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MARKETAXESS HOLDINGS INC. The Board of Directors recommends you vote FOR ALL of the following director nominees: 1. Election of Directors Nominees: For Against Abstain 1a. Carlos M. Hernandez 1b. Christopher R. Concannon 1c. Nancy Altobello 1d. Steven L. Begleiter 1e. Jane Chwick 1f. Douglas A. Cifu 1g. William F. Cruger 1h. Kourtney Gibson 1i. Roberto Hoornweg 1j. Richard G. Ketchum 1k. Emily H. Portney 1l. Kenneth T. Schiciano The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the 2026 Proxy Statement. The Board of Directors recommends you vote AGAINST proposal 4: For Against Abstain 4. If properly presented, a stockholder proposal regarding changes to existing stockholder special meeting right. NOTE: UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED, FOR PROPOSALS 2 AND 3, AND AGAINST PROPOSAL 4, AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW - NO BOXES NEED BE CHECKED. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

2026 ANNUAL MEETING OF STOCKHOLDERS OF MARKETAXESS HOLDINGS INC. June 10, 2026 This proxy is solicited by the Board of Directors Please date, sign and mail your proxy card in the envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V92418-P42419 MARKETAXESS HOLDINGS INC. The undersigned hereby appoints Christopher R. Concannon and Scott Pintoff, jointly and severally, as proxies and attorneys of the undersigned, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of MarketAxess Holdings Inc. to be held on Wednesday, June 10, 2026, via a live webcast at www.virtualshareholdermeeting.com/MKTX2026 or at any postponement or adjournment thereof. You are encouraged to indicate your choices by marking the appropriate boxes, as specified on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side